UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-3919

Name of Registrant:	Vanguard STAR Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2003 - October 31, 2004

Item 1:	Reports to Shareholders

Vanguard® STAR® Fund
October 31, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	FUND PROFILE
8	GLOSSARY OF INVESTMENT TERMS
9	PERFORMANCE SUMMARY
10	YOUR FUND'S AFTER-TAX RETURNS
11	ABOUT YOUR FUND'S EXPENSES
13	FINANCIAL STATEMENTS

SUMMARY
•	Vanguard STAR Fund returned 10.1% for the 2004 fiscal year, outpacing its comparative measures.
•	After a rather strong opening stretch, stocks followed a bumpy path in the final eight months of the period, but ended up with fairly strong gains. Bonds posted respectable returns, despite the uncertainty about global economic growth and inflation.

•	The STAR Fund’s long-term performance is excellent—the fund’s average annual return over the most recent ten-year period easily surpassed the performance of its comparative index.

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended October 31, 2004, stock and bond markets in the United States and abroad were subjected to a number of forces that made their performances quite volatile—growing inflationary pressures, continued geopolitical turmoil, and high oil prices. Against this backdrop, Vanguard STAR Fund’s balanced mix of stock and bond funds returned a very strong 10.1% for the period.

The table below presents the total return (capital change plus reinvested distributions) for your fund, along with those of its two main benchmarks: a composite of unmanaged market indexes weighted to reflect STAR’s investment guidelines and a similarly weighted composite of mutual fund peer-group averages. The fund’s results were quite good relative to both yardsticks.

2004 Total Returns	Fiscal Year Ended October 31

Vanguard STAR Fund	10.1%
STAR Composite Index*	9.2
STAR Composite Average**	7.7

*	The STAR Composite Index is weighted 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1-5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index.
**	The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1-5 year investment-grade fund, and 12.5% average international fund.

You can find information about your fund's per-share distributions and the change in net asset value during the period in the table on page 6. If you own the fund in a taxable account, you may wish to review the report on the fund's after-tax returns on page 10.

STOCKS LOCKED IN THEIR EARLY GAINS

The rally in stocks that began in 2003 carried into January, but then lost momentum. For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the latter part of the period. Investors digested the good and the bad as solid corporate earnings growth and positive economic reports competed for attention

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with ever-rising prices for crude oil and pronounced geopolitical uncertainties. For the 12 months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 10.0%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) earned far better returns than growth-oriented issues (those expected to produce above-average earnings growth). Value investors benefited handsomely from gains among companies producing and selling oil and raw materials. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the dollar relative to major currencies.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields of bonds fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Market Barometer	Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	9.3%	4.5%	-1.6%
Russell 2000 Index (Small-caps)	11.7	12.3	7.7
Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	19.7	11.6	0.4

Bonds
Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
(Broad taxable market)
Lehman Municipal Bond Index	6.0	5.7	7.2
Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI
Consumer Price Index	3.2%	2.4%	2.6%

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5%, slightly ahead of their three-year average annual return. Likewise, below-investment-grade bonds turned in a one-year performance in line with their three-year leadership of the bond market, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

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The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The T-bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

STRONG PERFORMANCES BY UNDERLYING FUNDS PROPELLED STAR

Vanguard STAR Fund’s 10.1% return for the fiscal period was almost 1 percentage point better than the return of the fund’s composite index, while the fund’s margin of outperformance against its peer-group average was more than double that, at 2.4 percentage points. The broad diversi-fication offered by STAR’s “fund of funds” approach, along with solid performances by a number of the underlying stock and bond funds in its “basket” of holdings, contributed to this favorable result.

Vanguard Fund (Investor Shares)	Percentage of STAR's Assets*	Total Returns: 12 Months Ended October 31, 2004

Stock Funds
Windsor II	16.2%	18.1%
Windsor	8.9	11.3
PRIMECAP	7.0	14.4
U.S. Growth	7.0	2.7
Morgan Growth	6.9	5.5
International Value	6.3	17.7
International Growth	6.3	15.9
Explorer	4.3	6.1

Bond Funds
Long-Term
Investment-Grade**	12.5%	9.7%
GNMA	12.4	4.9

Short-Term Reserves
Short-Term
Investment-Grade**	12.2%	2.8%

Combined	100.0%	10.1%

*	As of October 31, 2004.
**	The funds were renamed in August 2004 to reflect revised investment policies that permit the advisors to invest in a broader range of investment-grade securities, such as mortgage-backed securities and U.S. government and agency bonds. The funds’ previous names were Vanguard® Long-Term Corporate Fund and Vanguard® Short-Term Corporate Fund, respectively.

As the table at left shows, all of the underlying stock funds posted positive returns, ranging from 2.7% to 18.1%. The best performances came from STAR’s largest stock component, Vanguard® Windsor™ II Fund (+18.1%), and its two international funds, Vanguard® International Value Fund (+17.7%) and Vanguard® International Growth Fund (+15.9%). Windsor II’s result—which surpassed the gains of both its peers and its benchmark index—reflected a preference among investors for undervalued large-cap stocks relative to growth-oriented issues during an uncertain period in the stock market. The two international funds posted strong gains as many overseas markets—particularly in Europe—had solid returns, augmented for U.S.-based investors by the ongoing weakness of the dollar versus other major currencies.

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While the Windsor II Fund provided the biggest boost to STAR’s overall result, the other domestic stock funds turned in varied results. Vanguard® PRIMECAP Fund (+14.4%) outperformed both its peer-fund average and its index benchmark by significant margins as the advisor successfully sought out underpriced stocks with strong growth potential. Vanguard® Windsor™ Fund (+11.3%) turned in a solid performance in absolute terms, but fell short in comparison with its peer-group average and comparative index. Vanguard® Explorer™ Fund (+6.1%), Vanguard® Morgan™ Growth Fund (+5.5%), and Vanguard® U.S. Growth Fund (+2.7%) posted the smallest gains in the period as investors did not favor the growth stocks these funds pursue.

The performance of STAR’s underlying bond funds reflected the many uncertainties with which the bond market contended during the 12 months. Overall, as the bond market reacted to rising short-term interest rates in the latter part of the period, short-term bonds fared more poorly than longer-term bonds. The return of Vanguard® Long-Term Investment-Grade Fund (+9.7%) outpaced the average peer, but fell slightly short of the benchmark index’s return. Similarly, the returns of Vanguard® GNMA Fund (+4.9%) and Vanguard® Short-Term Investment-Grade Fund (+2.8%) surpassed their respective peer-group averages, but trailed their benchmarks’ returns by small margins.

THE FUND’S LONG-TERM RECORD CONTINUES TO SHINE

For almost 20 years, the STAR Fund—one of the mutual fund industry’s oldest “funds of funds”—has provided investors a balanced approach that seeks both capital appreciation and current income. It has done quite well on both accounts.

Total Returns	Ten Years Ended October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

STAR Fund	10.8%	$27,772
STAR Composite Index*	9.7	25,214
STAR Composite Average**	8.3	22,145
Dow Jones Wilshire
5000 Index	10.7	27,743

*	The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; and 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.
**	The STAR Composite Average is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

The table at left presents the fund’s average annual return over the past decade, as well as those of its comparative standards and the Dow Jones Wilshire 5000 Index. The table also displays the growth of hypothetical $10,000 investments in the fund, in its benchmarks, and in the broad U.S. stock market.

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The fact that your fund’s average annual return surpassed the return of its composite index—by a solid 1.1-percentage-point margin—is noteworthy, because the index does not incur the operating and transaction costs that mutual funds do. The fund’s 2.5-percentage-point advantage relative to the composite fund average was even larger, with the ending value of a $10,000 investment in STAR some $5,627 more than an investment in the composite. Finally, your fund’s return marginally exceeded the return of the broad U.S. stock market, despite the fund’s more conservative roughly 60% stock/40% bond portfolio, an impressive accomplishment.

KEEP THINGS SIMPLE THROUGH ALL TYPES OF MARKETS

The STAR Fund’s excellent long-term record lends credibility to the arguments for diversification and balance in investors’ portfolios. The financial markets’ only certainty is persistent uncertainty. This reality suggests that a portfolio of diversified stock, bond, and money market funds in proportions determined by your unique goals, circumstances, and risk tolerance is the best way to benefit from the gains of one asset class, while cushioning yourself from any weaknesses in the other asset classes. The STAR Fund is a convenient, simple, and low-cost option for individuals who wish to pursue their investment goals by combining the diverse investment strategies—and broad diversification—of 11 underlying stock and bond portfolios in one “all inclusive” fund.

We appreciate the trust you place in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 11, 2004

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Your Fund’s Performance at a Glance		October 31, 2003–October 31, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

STAR Fund	$16.67	$17.92	$0.42	$0.00

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As of 10/31/2004	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, along with its allocation to various asset classes and to underlying Vanguard funds. Key terms are defined on page 8.

STAR FUND

Total Fund Characteristics
Yield	2.4%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.37%

Total Fund Volatility Measures	Fund	Broad Index**

R-Squared	0.93	1.00
Beta	0.59	1.00

Allocation to Underlying Vanguard Funds
Stock Funds
Vanguard Windsor II Fund	16.2%
Vanguard Windsor Fund	8.9
Vanguard PRIMECAP Fund	7.0
Vanguard U.S. Growth Fund	7.0
Vanguard Morgan Growth Fund	6.9
Vanguard International Value Fund	6.3
Vanguard International Growth Fund	6.3
Vanguard Explorer Fund	4.3
Bond Funds
Vanguard Long-Term Investment-Grade Fund	12.5%
Vanguard GNMA Fund	12.4
Short-Term Reserves
Vanguard Short-Term Investment-Grade Fund	12.2%

Total	100.0%

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

*	For underlying funds; annualized.
**	Dow Jones Wilshire 5000 Index.

Visit our website at Vanguard.com for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

8

As of 10/31/2004	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

STAR FUND

Cumulative Performance October 31, 1994-October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

STAR Fund	10.14%	5.95%	10.75%	$27,772
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
STAR Composite Index*	9.18	2.38	9.69	25,214
STAR Composite Average**	7.65	2.80	8.27	22,145

Fiscal-Year Total Returns(%) October 31, 1994-October 31, 2004

	STAR Fund			Composite**		STAR Fund			Composite**
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	15.7%	4.5%	20.2%	17.0%	2000	8.6%	3.9%	12.5%	14.0%
1996	13.1	4.3	17.4	14.3	2001	-6.4	3.3	-3.1	-13.4
1997	17.9	4.1	22.0	19.5	2002	-9.4	2.9	-6.5	-8.4
1998	5.8	3.4	9.2	4.4	2003	15.7	3.3	19.0	18.1
1999	7.3	3.4	10.7	15.7	2004	7.5	2.6	10.1	7.7

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter– rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

STAR Fund	3/29/1985	12.52%	6.18%	7.19%	3.55%	10.74%

*	The STAR Composite Index is weighted 62.5% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, and 12.5% Citigroup 3-Month Treasury Bill Index through December 31, 2002; and 50% Dow Jones Wilshire 5000 Index, 25% Lehman Aggregate Bond Index, 12.5% Lehman 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index thereafter.
**	The STAR Composite Average, which is derived from data provided by Lipper Inc., is weighted 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.
Note: See Financial Highlights table on page 17 for dividend and capital gains information.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004
	One Year	Five Years	Ten Years

STAR Fund
Returns Before Taxes	10.14%	5.95%	10.75%
Returns After Taxes on Distributions	9.36	3.99	8.28
Returns After Taxes on Distributions and Sale of Fund Shares	6.71	4.02	7.98

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ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the fund’s average weighted expense ratio.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2004
STAR Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1,042.26	$1.90
Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.28	$1.88

*The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. STAR Fund’s annualized average weighted expense ratio as of October 31, 2004 was 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Expense Ratios: Your fund compared with a benchmark
	Fund Expense Ratio	Average Weighted Expense Ratio*	Composite Benchmark Expense Ratio**

STAR Fund	0.00%	0.37%	1.36%

*	For underlying funds; annualized.
**	Based on the STAR Composite Average, which is weighted 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund. The figure is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 11 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

STAR Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100%)
Stock Funds (62.8%)
Vanguard Windsor II Fund Investor Shares	57,363,880	$1,634,297
Vanguard Windsor Fund Investor Shares	53,484,200	896,395
Vanguard PRIMECAP Fund Investor Shares	11,994,736	699,773
Vanguard U.S. Growth Fund Investor Shares	46,752,458	699,417
Vanguard Morgan Growth Fund Investor Shares	46,403,808	699,305
Vanguard International Value Fund	22,424,818	635,968
Vanguard International Growth Fund Investor Shares	36,629,988	630,768
Vanguard Explorer Fund Investor Shares	6,447,867	432,072

	6,327,995

Bond Funds (24.8%)
Vanguard Long-Term Investment-Grade Fund Investor Shares	131,654,063	1,254,663
Vanguard GNMA Fund Investor Shares	119,335,702	1,250,638

	2,505,301

Short-Term Bond Fund (12.2%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	114,638,669	1,228,927

Money Market Fund (0.2%)
Vanguard Market Liquidity Fund, 1.77%*	19,341,629	19,342

TOTAL INVESTMENTS
(Cost $8,134,710)	10,081,565

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STAR Fund	Market Value^ (000)
OTHER ASSETS AND LIABILITIES

Other Assets	$30,445
Liabilities	(29,295)

1,150

NET ASSETS (100%)

Applicable to 562,606,809 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)	$10,082,715

NET ASSET VALUE PER SHARE	$17.92

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$8,131,112	$14.45
Undistributed Net Investment Income	57,260.10
Accumulated Net Realized Losses	(52,512)	(.09)
Unrealized Appreciation	1,946,855	3.46

NET ASSETS	$10,082,715	$17.92

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

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STATEMENT OF OPERATIONS

This Statement shows the fund’s Income Distributions Received from the other Vanguard funds in which it invests and any other income earned during the reporting period. This Statement also shows any Capital Gain Distributions Received from the other funds’ realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

STAR Fund Year Ended October 31, 2004 (000)

INVESTMENT INCOME
Income
Income Distributions Received	$227,070
Interest	163

NET INVESTMENT INCOME—Note B	227,233

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	—
Investment Securities Sold	3,834

REALIZED NET GAIN (LOSS)	3,834

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	663,897

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$894,964

15

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	STAR Fund
	Year Ended October 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$227,233	$199,905
Realized Net Gain (Loss)	3,834	(46,692)
Change in Unrealized Appreciation (Depreciation)	663,897	1,206,755

Net Increase (Decrease) in Net Assets Resulting from Operations	894,964	1,359,968

Distributions
Net Investment Income	(225,165)	(210,707)
Realized Capital Gain	—	—

Total Distributions	(225,165)	(210,707)

Capital Share Transactions1
Issued	1,370,768	815,764
Issued in Lieu of Cash Distributions	218,263	204,236
Redeemed	(847,438)	(722,855)

Net Increase (Decrease) from Capital Share Transactions	741,593	297,145

Total Increase (Decrease)	1,411,392	1,446,406

Net Assets
Beginning of Period	8,671,323	7,224,917

End of Period	$10,082,715	$8,671,323

1Shares Issued (Redeemed)
Issued	78,441	53,285
Issued in Lieu of Cash Distributions	12,680	13,701
Redeemed	(48,613)	(48,425)

Net Increase (Decrease) in Shares Outstanding	42,508	18,561

16

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund’s share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gain distributions representing the “pass-through” of capital gain distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

STAR Fund

For a Share Outstanding	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$16.67	$14.41	$15.92	$17.81	$18.21	$17.96

Investment Operations
Net Investment Income	.41	.40	.480	.41	.65	.60
Capital Gain Distributions Received	—	—	.181	—	1.07	1.13
Net Realized and Unrealized Gain (Loss)
on Investments	1.26	2.28	(1.656)	(1.19)	.17	(.47)

Total from Investment Operations	1.67	2.68	(.995)	(.78)	1.89	1.26

Distributions
Dividends from Net Investment Income	(.42)	(.42)	(.500)	(.26)	(.64)	(.61)
Distributions from Realized Capital Gains	—	—	(.015)	(.85)	(1.65)	(.40)

Total Distributions	(.42)	(.42)	(.515)	(1.11)	(2.29)	(1.01)

Net Asset Value, End of Period	$17.92	$16.67	$14.41	$15.92	$17.81	$18.21

Total Return	10.14%	18.96%	-6.53%	-4.47%	10.96%	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,083	$8,671	$7,225	$7,850	$8,119	$8,087
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.39%	2.60%	3.07%	2.91%†	3.57%	3.21%
Portfolio Turnover Rate	6%	15%	12%	6%	17%	10%

* The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
** The average weighted annualized expense ratio of the underlying funds was 0.37%.
† Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization value U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund.

17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2004, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2004, the fund had $58,835,000 of ordinary income available for distribution. The fund had available realized losses of $54,087,000 to offset future net capital gains of $5,692,000 through October 31, 2010, and $48,395,000 through October 31, 2011.

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was $1,946,855,000, consisting of unrealized gains of $2,010,634,000 on securities that had risen in value since their purchase and $63,779,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended October 31, 2004, the fund purchased $1,278,787,000 of investment securities and sold $537,593,000 of investment securities other than temporary cash investments.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (the “Fund”) at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD STAR FUND

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $65,413,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 20.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

19

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Explorer, Morgan, STAR, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	World Wide Web www.vanguard.com Fund Information 1-800-662-7447 Direct Investor Account Services 1-800-662-2739 Institutional Investor Services 1-800-523-1036 Text Telephone 1-800-952-3335
© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q560 122004

Vanguard® LifeStrategy® Funds

October 31, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
7	FUND PROFILES
11	GLOSSARY OF INVESTMENT TERMS
12	PERFORMANCE SUMMARIES
16	YOUR FUND'S AFTER-TAX RETURNS
17	ABOUT YOUR FUND'S EXPENSES
19	FINANCIAL STATEMENTS
37	ADVANTAGES OF VANGUARD.COM

SUMMARY

• Returns for the Vanguard LifeStrategy Funds ranged from 6.2% for the most conservatively allocated option to 10.7% for the most aggressive fund in the fiscal year ended
   October 31, 2004. The funds outperformed their composite benchmark indexes.

• The stock market exhibited sharp swings through much of the 12-month period, but managed to retain a gain recorded in the first few months of the fiscal year.

• Bonds posted strong returns as news of increasing economic vigor traded headlines with climbing oil prices, a source of inflationary fears.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with
Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Strong results in the bond market and solid stock returns produced attractive results for all four Vanguard LifeStrategy Funds. The gap between the most conservative fund, LifeStrategy Income, and the most aggressive, LifeStrategy Growth, was fairly narrow (see the table below). The more conservative funds benefited from rising prices in the bond market, a result of falling yields. The more aggressive portfolios benefited from exposure to international stocks, the best-performing asset class during the fiscal year.

All four funds were aided by a larger-than-usual allocation to stocks, a factor that helped them to outpace their respective composite indexes (which are weighted to reflect the target asset allocation of each fund). The larger stock exposure came by way of Vanguard® Asset Allocation Fund, a holding in all four portfolios, which maintained a high equity weighting during the period based on the manager’s assessment of market conditions.

2004 Total Returns	Fiscal Year Ended October 31
Vanguard LifeStrategy Income Fund	6.2%

Income Composite Index*	5.9

Vanguard LifeStrategy Conservative

Growth Fund	7.5%

Conservative Growth Composite Index*	7.2

Vanguard LifeStrategy Moderate

Growth Fund	9.4%

Moderate Growth Composite Index*	9.1

Vanguard LifeStrategy Growth Fund	10.7%

Growth Composite Index*	10.4

*Total returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S.
   stocks, the Dow Jones Wilshire 5000 Composite Index; for international stocks, the Morgan Stanley Capital International Europe, Australasia,
   Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term reserves, the Lehman 1–3 Year U.S. Credit Index.

The adjacent table presents the total returns (capital change plus reinvested dividends) for all four LifeStrategy Funds and their composite indexes. The table on page 6 shows the funds’ starting and ending net asset values, dividend distributions, and 30-day

1

SEC yields as of October 31. If you own a LifeStrategy Fund in a taxable account, you may wish to review the fund’s after-tax returns on page 16.

STOCKS LOCKED IN THEIR EARLY GAINS

The rally in stocks that began in 2003 carried into January, but then lost momentum. For the broad stock market, the gains recorded early in the fiscal year held at the end, despite sharp market swings in the latter half of the period. Investors digested the good and the bad as solid corporate earnings growth and positive economic reports competed for attention with ever-rising prices for crude oil and pronounced geopolitical uncertainties. For the 12 months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 10.0%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) earned far better returns than growth-oriented issues (those expected to produce above-average earnings growth). Value investors benefited handsomely from gains among companies producing and selling oil and raw materials. Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

Market Barometer		Average Annual Total Returns Periods Ended October 31, 2004

		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	9.3%	4.5%	-1.6%
	Russell 2000 Index (Small-caps)	11.7	12.3	7.7
	Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	19.7	11.6	0.4

Bonds	Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
	(Broad taxable market)
	Lehman Municipal Bond Index	6.0	5.7	7.2
	Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI	Consumer Price Index	3.2%	2.4%	2.6%

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

Yields of bonds fell during the first half of the period, boosting bond prices and returns. In April, however, yields began to climb on reports of higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic

2

recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, recorded another strong year, returning 5.5% for the 12 months, slightly ahead of their three-year average. Below-investment-grade bonds were the best performers, however, benefiting from improved corporate fundamentals and investors’ appetite for higher yields.

The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.95% at the start of the fiscal year, yielded 1.89% as of October 31.

SOLID GAINS IN ALL ASSET CLASSES DROVE THE FUNDS’ PERFORMANCE

The LifeStrategy Funds are “funds of funds” that invest in other Vanguard® mutual funds—primarily index portfolios that mirror the broad U.S. and international stock markets and the U.S. bond market. Among the LifeStrategy Funds, allocations to these underlying funds range along a spectrum from a heavy emphasis on bonds to a heavy tilt toward stocks. During the 2004 fiscal year, solid gains in all asset classes translated to healthy returns for all the LifeStrategy Funds.

The returns of the underlying funds in the fiscal year ranged from 2.8% for Vanguard® Short-Term Investment-Grade Fund, a holding of approximately 20% in each of the two more conservative funds, to

Target and Actual Asset Allocations			Percentages as of October 31, 2004
	Stocks*		Bonds		Short-Term Reserves
LifeStrategy Fund	Target	Actual	Target	Actual	Target	Actual
Income	20%	28%	60%	52%	20%	20%

Conservative Growth	40	48	40	32	20	20

Moderate Growth	60	68	40	32	0	0

Growth	80	88	20	12	0	0

*Actual international stock positions for the Income, Conservative Growth, Moderate Growth, and Growth Funds equaled 0%, 5%, 10%, and 15% of assets, respectively.

3

18.8% for Vanguard® Total International Stock Index Fund, which has progressively higher weightings in the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds. (The Fund Profiles in this report, starting on page 7, show the proportions of the holdings in each LifeStrategy Fund.)

Three underlying funds are common to all the LifeStrategy Funds:

Vanguard® Total Bond Market Index Fund, which returned 5.3% for the fiscal year; Vanguard® Total Stock Market Index Fund, up 9.9%; and Vanguard Asset Allocation Fund, up 9.4%. The Asset Allocation Fund represents about 25% of each LifeStrategy portfolio. It can shift its asset mix among stocks, bonds, or short-term reserves based upon the advisor’s ongoing assessment of the relative attractiveness of each asset class. The fund began the fiscal year with 90% of its assets in stocks and 10% in bonds; it ended the year with the same mix.

Total Returns		Fiscal Year Ended October 31, 2004
LifeStrategy Fund	Vanguard Fund	Mutual Fund Average*	Vanguard Advantage™
Income	6.2%	4.9%	1.3%

Conservative Growth	7.5	5.8	1.7

Moderate Growth	9.4	7.8	1.6

Growth	10.7	8.7	2.0

*Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate LifeStrategy Fund. All average returns for funds are derived from data provided by Lipper Inc.

THE FUNDS HAVE BESTED PEER AVERAGES OVER THE LONG TERM

Over the past decade, each LifeStrategy Fund has outdistanced a composite average return of appropriate Lipper fund groups, with the gaps ranging between 1.4% and 2.1% annually, on average. That superiority has added substantial value to the accounts of our shareholders. For example, as the table on page 5 shows, a hypothetical $10,000 investment in the LifeStrategy Growth Fund would have grown to $24,867 by October 31, an advantage of $3,017 over the composite fund average.

This performance advantage rests on two Vanguard hallmarks: indexing expertise and low costs. Vanguard is an industry leader in building well-diversified indexed portfolios that are run so efficiently that they provide close tracking of their target indexes. As to costs, the LifeStrategy Funds do not charge investors for any expenses beyond those associated with the underlying funds (which themselves have some of the lowest costs in the industry). Many funds of funds offered by other companies charge two layers of fees. For more on expenses, see pages 17 and 18.

4

Total Returns		Ten Years Ended October 31, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
LifeStrategy Income Fund	8.6%	$22,820

Income Composite Index	7.9	21,363

Income Composite Average	6.5	18,795

LifeStrategy Conservative

Growth Fund	8.9%	$23,523

Conservative Growth

Composite Index	8.3	22,107

Conservative Growth

Composite Average	7.0	19,627

LifeStrategy Moderate

Growth Fund	9.5%	$24,730

Moderate Growth

Composite Index	9.2	24,197

Moderate Growth

Composite Average	7.9	21,319

LifeStrategy Growth Fund	9.5%	$24,867

Growth Composite Index	9.4	24,558

Growth Composite Average	8.1	21,850

INVESTORS SKIP TEN YEARS OF DECISIONS

The Vanguard LifeStrategy Funds were created ten years ago to answer a need voiced by many investors for a one-fund solution to setting up an appropriate allocation of their investments. The funds offer investors an opportunity to decide the allocation question once, rather than over and over. The investor can determine whether an aggressive asset allocation makes sense, or whether a more conservative investment plan is appropriate, given his or her individual risk tolerance, goals, and time horizon.

Once the investor selects a fund, Vanguard does the rest, maintaining a well-diversified, balanced portfolio for the investor at a low cost. This approach can be ideal for people who don’t have time or interest to repeatedly revisit the questions of how to allocate assets and how to select appropriate investments within each asset class.

If your circumstances change, the LifeStrategy series makes it easy to select a different all-in-one portfolio that is more aggressive—or more conservative—as your needs warrant. We hope that having these options makes it easier for you to invest your hard-earned assets in a way that will help you meet your needs over the long term.

Thank you for your continuing confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 11, 2004

5

Your Fund's Performance at a Glance			October 31, 2003-October 31, 2004
			Distributions Per Share
LifeStrategy Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains	SEC Yield*
Income	$13.03	$13.39	$0.43	$0.00	3.37%

Conservative Growth	14.17	14.83	0.39	0.00	2.82

Moderate Growth	16.06	17.17	0.38	0.00	2.46

Growth	17.32	18.84	0.32	0.00	1.92

*30-day advertised yield net of expenses at month-end.

6

FUND PROFILE

As of 10/31/2004	These Profiles provide snapshots of each fund’s characteristics, along with the fund’s allocations to various asset classes and to underlying Vanguard funds. Key terms are defined on page 11.

LIFESTRATEGY INCOME FUND
Financial Attributes
Yield	3.4%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.25%

Volatility Measures
	Fund	Broad Index**
R-Squared	0.11	1.00
Beta	0.31	1.00

Allocation to Underlying Vanguard Funds
Total Bond Market Index Fund	49.8%
Asset Allocation Fund	25.4
Short-Term Investment-Grade Fund	19.7
Total Stock Market Index Fund	5.1

Total	100.0%

  *For underlying funds; annualized.
**Lehman Aggregate Bond Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

       Visit our website at Vanguard.com
for regularly updated fund information.

7

FUND PROFILES (CONTINUED)

LIFESTRATEGY CONSERVATIVE GROWTH FUND
Financial Attributes
Yield	2.8%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.25%

Volatility Measures	Fund	Broad Index**
R-Squared	0.89	1.00
Beta	0.42	1.00

Allocation to Underlying Vanguard Funds
Total Bond Market Index Fund	29.9%
Asset Allocation Fund	25.3
Total Stock Market Index Fund	20.1
Short-Term Investment-Grade Fund	19.6
Total International Stock Index Fund	5.1

Total	100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

8

LIFESTRATEGY MODERATE GROWTH FUND
Financial Attributes
Yield	2.5%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.26%

Volatility Measures	Fund	Broad Index**
R-Squared	0.95	1.00
Beta	0.63	1.00

Allocation to Underlying Vanguard Funds
Total Stock Market Index Fund	35.0%
Total Bond Market Index Fund	29.8
Asset Allocation Fund	25.0
Total International Stock Index Fund	10.2

Total	100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

        Visit our website at Vanguard.com
for regularly updated fund information.

9

FUND PROFILES (CONTINUED)

LIFESTRATEGY GROWTH FUND
Financial Attributes
Yield	1.9%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.26%

Volatility Measures	Fund	Broad Index**
R-Squared	0.98	1.00
Beta	0.84	1.00

Allocation to Underlying Vanguard Funds
Total Stock Market Index Fund	50.1%
Asset Allocation Fund	25.0
Total International Stock Index Fund	15.1
Total Bond Market Index Fund	9.8

Total	100.0%

  *For underlying funds; annualized.
**Dow Jones Wilshire 5000 Index.

Equity Investment Focus

Fixed Income Investment Focus

Fund Asset Allocation

        Visit our website at Vanguard.com
for regularly updated fund information.

10

GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

11

PERFORMANCE SUMMARIES

As of 10/31/2004	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

LIFESTRATEGY INCOME FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
LifeStrategy Income Fund	6.15%	5.47%	8.60%	$22,820
Lehman Aggregate Bond Index	5.53	7.58	7.76	21,112
Income Composite Index*	5.90	5.26	7.89	21,363
Income Composite Average**	4.89	4.32	6.51	18,795

Fiscal-Year Total Returns (%) October 31, 1994-October 31, 2004
	LifeStrategy Income Fund			Income Composite Index*		LifeStrategy Income Fund			Income Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	13.9%	5.0%	18.9%	15.6%	2000	1.7%	5.8%	7.5%	7.4%
1996	4.2	5.5	9.7	8.9	2001	-0.7	5.5	4.8	3.7
1997	7.6	5.9	13.5	12.5	2002	-5.3	4.5	-0.8	1.3
1998	6.8	5.4	12.2	10.0	2003	6.1	3.8	9.9	8.2
1999	0.1	5.2	5.3	6.1	2004	2.8	3.4	6.2	5.9

Average Annual Total Returns for Periods Ended September 30, 2004.

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Income Fund	9/30/1994	6.01%	5.54%	3.49%	5.00%	8.49%

  *60% Lehman Aggregate Bond Index, 20% Dow Jones Wilshire 5000 Index, and 20% Lehman 1-3 Year U.S. Credit Index.
**A composite fund average weighted 60% average fixed income fund, 20% average general equity fund, and 20% average money market fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 29 for dividend and capital gains information.

12

LIFESTRATEGY CONSERVATIVE GROWTH FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
LifeStrategy Conservative Growth Fund	7.49%	4.05%	8.93%	$23,523
Lehman Aggregate Bond Index	5.53	7.58	7.76	21,112
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Conservative Growth Composite Index*	7.22	3.67	8.26	22,107
Conservative Growth Composite Average**	5.84	3.34	6.98	19,627

Fiscal-Year Total Returns (%) October 31, 1994–October 31, 2004

	LifeStrategy Conservative Growth Fund			Conservative Growth Composite Index*		LifeStrategy Conservative Growth Fund			Conservative Growth Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	14.4%	4.4	18.8%	16.2%	2000	2.5%	4.8	7.3%	7.0%
1996	7.2	4.9	12.1	11.4	2001	-7.6	4.3	-3.3	-4.6
1997	11.5	4.9	16.4	15.7	2002	-7.7	3.6	-4.1	-2.5
1998	8.5	4.5	13.0	11.0	2003	10.6	3.4	14.0	12.2
1999	5.5	4.5	10.0	11.0	2004	4.7	2.8	7.5	7.2

Average Annual Total Returns for Periods Ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Conservative Growth Fund	9/30/1994	8.71%	4.30%	4.66%	4.21%	8.87%

  *40% Lehman Aggregate Bond Index, 35% Dow Jones Wilshire 5000 Index, 20% Lehman 1–3 Year U.S. Credit Index, and 5% MSCI EAFE Index.
**A composite fund average weighted 40% average fixed income fund, 35% average general equity fund, 20% average money market fund, and 5% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 30 for dividend and capital gains information.

13

PERFORMANCE SUMMARIES (CONTINUED)

LIFESTRATEGY MODERATE GROWTH FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
LifeStrategy Moderate Growth Fund	9.37%	2.76%	9.48%	$24,730
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Lehman Aggregate Bond Index	5.53	7.58	7.76	21,112
Moderate Growth Composite Index*	9.11	2.81	9.24	24,197
Moderate Growth Composite Average**	7.76	2.92	7.86	21,319

Fiscal-Year Total Returns (%) October 31, 1994-October 31, 2004
	LifeStrategy Moderate Growth Fund			Moderate Growth Composite Index*		LifeStrategy Moderate Growth Fund			Moderate Growth Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	17.5%	3.1	20.6%	19.0%	2000	3.8%	3.4	7.2%	6.9%
1996	10.9	3.7	14.6	14.2	2001	-13.7	3.0	-10.7	-10.9
1997	15.7	3.9	19.6	19.6	2002	-10.1	2.8	-7.3	-5.5
1998	10.8	3.5	14.3	12.8	2003	15.0	3.1	18.1	16.9
1999	10.7	3.6	14.3	15.0	2004	6.9	2.5	9.4	9.1

Average Annual Total Returns for Periods Ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Moderate Growth Fund	9/30/1994	11.61%	3.14%	6.12%	3.23%	9.35%

  *50% Dow Jones Wilshire 5000 Index, 40% Lehman Aggregate Bond Index, and 10% MSCI EAFE Index.
**A composite fund average weighted 50% average general equity fund, 40% average fixed income fund, and 10% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 31 for dividend and capital gains information.

14

LIFESTRATEGY GROWTH FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
LifeStrategy Growth Fund	10.70%	1.02%	9.54%	$24,867
Dow Jones Wilshire 5000 Index	10.00	-0.94	10.74	27,743
Growth Composite Index*	10.42	1.01	9.40	24,558
Growth Composite Average**	8.69	1.72	8.13	21,850

Fiscal-Year Total Returns (%) October 31, 1994-October 31, 2004
	LifeStrategy Growth Fund			Growth Composite Index*		LifeStrategy Growth Fund			Growth Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	17.5%	2.8	20.3%	19.6%	2000	4.3%	2.5	6.8%	6.4%
1996	14.2	2.9	17.1	16.8	2001	-20.1	1.9	-18.2	-18.4
1997	19.5	3.0	22.5	22.7	2002	-12.7	1.8	-10.9	-9.4
1998	12.2	2.6	14.8	13.5	2003	19.9	2.2	22.1	20.9
1999	16.6	2.8	19.4	20.0	2004	8.8	1.9	10.7	10.4

Average Annual Total Returns for Periods Ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
LifeStrategy Growth Fund	9/30/1994	14.23%	1.56%	7.11%	2.42%	9.53%

  *65% Dow Jones Wilshire 5000 Index, 20% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index.
**A composite fund average weighted 65% average general equity fund, 20% average fixed income fund, and 15% average international fund. Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 32 for dividend and capital gains information.

15

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004

	One Year	Five Years	Ten Years
LifeStrategy Income Fund
Returns Before Taxes	6.15%	5.47%	8.60%
Returns After Taxes on Distributions	5.03	3.63	6.44
Returns After Taxes on Distributions and Sale of Fund Shares	4.05	3.54	6.12

LifeStrategy Conservative Growth Fund
Returns Before Taxes	7.49%	4.05%	8.93%
Returns After Taxes on Distributions	6.63	2.52	7.06
Returns After Taxes on Distributions and Sale of Fund Shares	4.98	2.52	6.63

LifeStrategy Moderate Growth Fund
Returns Before Taxes	9.37%	2.76%	9.48%
Returns After Taxes on Distributions	8.70	1.57	7.99
Returns After Taxes on Distributions and Sale of Fund Shares	6.26	1.64	7.41

LifeStrategy Growth Fund
Returns Before Taxes	10.70%	1.02%	9.54%
Returns After Taxes on Distributions	10.28	0.18	8.37
Returns After Taxes on Distributions and Sale of Fund Shares	7.19	0.39	7.70

16

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

Six Months Ended October 31, 2004
LifeStrategy Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*
Based on Actual Fund Return
Income	$1,000.00	$1,036.14	$1.28
Conservative Growth	1,000.00	1,036.12	1.28
Moderate Growth	1,000.00	1,041,04	1.33
Growth	1,000.00	1,040.70	1.33

Based on Hypothetical 5% Yearly Return
Income	$1,000.00	$1,023.88	$1.27
Conservative Growth	1,000.00	1,023.88	1.27
Moderate Growth	1,000.00	1,023.83	1.32
Growth	1,000.00	1,023.83	1.32

*The calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The LifeStrategy Funds’ annualized average weighted expense ratios as of October 31, 2004, were (in order as listed from top to bottom, above) 0.25%, 0.25%, 0.26%, and 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets. The examples in the accompanying tables are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using each fund’s average weighted expense ratio.

The table above illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your

17

investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Please note that the expenses shown in the table on page 17 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Expense Ratios:
Your fund compared with its benchmark
LifeStrategy Fund	Fund Expense Ratio	Average Weighted Expense Ratio*	Composite- Benchmark Expense Ratio**
Income	0.00%	0.25%	1.07%
Conservative Growth	0.00	0.25	1.20
Moderate Growth	0.00	0.26	1.34
Growth	0.00	0.26	1.47

  *For underlying funds; annualized.
**Composite benchmarks are (from top to bottom) the Income Composite Average, the Conservative Growth Composite Average, the Moderate Growth Composite
  Average, and the Growth Composite Average. Each average is a blended composite that weights the expense of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate LifeStrategy Fund. Composite-benchmark expense ratios are derived from data provided by
   Lipper Inc. and capture information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

18

As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s investments in shares of each Vanguard fund, along with the value of each investment on the last day of the reporting period. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

LifeStrategy Income Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.8%)

Stock Fund (5.0%)
Vanguard Total Stock Market Index Fund Investor Shares	3,041,012	$ 81,165

Balanced Fund (25.3%)
Vanguard Asset Allocation Fund Investor Shares	17,549,016	408,190

Bond Fund (49.7%)
Vanguard Total Bond Market Index Fund Investor Shares	77,417,149	800,493

Short-Term Bond Fund (19.7%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	29,528,779	316,548

Money Market Fund (0.1%)
Vanguard(R)Market Liquidity Fund, 1.77%*	2,012,545	2,013

TOTAL INVESTMENT COMPANIES
(Cost $1,530,188)		1,608,409

19

LifeStrategy Income Fund	Market Value^ (000)
OTHER ASSETS AND LIABILITIES (0.2%)

Other Assets	$7,622
Liabilities	(4,962)

2,660

NET ASSETS (100%)

Applicable to 120,318,770 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	$1,611,069

NET ASSET VALUE PER SHARE	$13.39

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$1,529,427	$12.72
Undistributed Net Investment Income	5,359.04
Accumulated Net Realized Losses	(1,938)	(.02)
Unrealized Appreciation	78,221.65

NET ASSETS	$1,611,069	$13.39

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

20

LifeStrategy Conservative Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100%)

Stock Funds (25.2%)
Vanguard Total Stock Market Index Fund Investor Shares	26,112,835	$696,952
Vanguard Total International Stock Index Fund	15,369,063	176,437

		873,389

Balanced Fund (25.2%)
Vanguard Asset Allocation Fund Investor Shares	37,533,226	873,023

Bond Fund (29.9%)
Vanguard Total Bond Market Index Fund Investor Shares	100,143,155	1,035,480

Short-Term Bond Fund (19.6%)
Vanguard Short-Term Investment-Grade Fund Investor Shares	63,164,828	677,127

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 1.77%*	3,250,099	3,250

TOTAL INVESTMENT COMPANIES
(Cost $3,177,778)		3,462,269

OTHER ASSETS AND LIABILITIES

Other Assets		13,556
Liabilities		(12,441)

		1,115

NET ASSETS (100%)

Applicable to 233,469,350 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		$3,463,384

NET ASSET VALUE PER SHARE		$14.83

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$3,184,033	$13.63
Undistributed Net Investment Income	8,568.04
Accumulated Net Realized Losses	(13,708)	(.06)
Unrealized Appreciation	284,491	1.22

NET ASSETS	$3,463,384	$14.83

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

21

LifeStrategy Moderate Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.9%)

Stock Funds (45.1%)
Vanguard Total Stock Market Index Fund Investor Shares	86,501,405	$2,308,723
Vanguard Total International Stock Index Fund	58,064,662	666,582

		2,975,305

Balanced Fund (25.0%)
Vanguard Asset Allocation Fund Investor Shares	70,790,609	1,646,590

Bond Fund (29.7%)
Vanguard Total Bond Market Index Fund Investor Shares	189,880,559	1,963,365

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 1.77%*	7,113,351	7,113

TOTAL INVESTMENT COMPANIES
(Cost $6,000,517)		6,592,373

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		18,437
Liabilities		(14,932)

		3,505

NET ASSETS (100%)

Applicable to 384,230,733 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		$6,595,878

NET ASSET VALUE PER SHARE		$17.17

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$5,994,530	$15.61
Undistributed Net Investment Income	35,675.09
Accumulated Net Realized Losses	(26,183)	(.07)
Unrealized Appreciation	591,856	1.54

NET ASSETS	$6,595,878	$17.17

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

22

LifeStrategy Growth Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (99.9%)

Stock Funds (65.1%)
Vanguard Total Stock Market Index Fund Investor Shares	103,625,573	$2,765,768
Vanguard Total International Stock Index Fund	72,838,710	836,188

		3,601,956

Balanced Fund (24.9%)
Vanguard Asset Allocation Fund Investor Shares	59,294,334	1,379,186

Bond Fund (9.8%)
Vanguard Total Bond Market Index Fund Investor Shares	52,444,901	542,280

Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 1.77%*	5,530,466	5,530

TOTAL INVESTMENT COMPANIES
(Cost $5,028,243)		5,528,952

OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets		13,074
Liabilities		(6,901)

		6,173

NET ASSETS (100%)

Applicable to 293,829,479 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		$5,535,12

NET ASSET VALUE PER SHARE		$18.84

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$5,047,207	$17.18
Undistributed Net Investment Income	17,767.06
Accumulated Net Realized Losses	(30,558)	(.10)
Unrealized Appreciation	500,709	1.70

NET ASSETS	$5,535,125	$18.84

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

23

STATEMENT OF OPERATIONS

This Statement shows each fund’s Income Distributions Received from the other Vanguard funds in which it invests and any other income earned during the reporting period. This Statement also shows any Capital Gain Distributions Received from the other funds’ realized net gains, Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	LifeStrategy Income Fund	LifeStrategy Conservative Growth Fund	LifeStrategy Moderate Growth Fund	LifeStrategy Growth Fund
	Year Ended October 31, 2004
	(000)	(000)	(000)	(000)
INVESTMENT INCOME
Income
Income Distributions Received	$49,341	86,616	$142,087	$90,681
Interest	17	49	59	64

NET INVESTMENT INCOME—Note B	49,358	86,665	142,146	90,745

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	1,091	1,355	2,590	726
Investment Securities Sold	(33)	(2,069)	(1,755)	(636)

REALIZED NET GAIN (LOSS)	1,058	(714)	835	90

CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	35,657	135,477	376,971	401,499

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$86,073	$221,428	$519,952	$492,334

24

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	LifeStrategy Income Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	49,358	40,163
Realized Net Gain (Loss)	1,058	(2,167)
Change in Unrealized Appreciation (Depreciation)	35,657	70,916

Net Increase (Decrease) in Net Assets Resulting from Operations	86,073	108,912

Distributions
Net Investment Income	(48,114)	(40,183)
Realized Capital Gain	—	—

Total Distributions	(48,114)	(40,183)

Capital Share Transactions 1
Issued	558,995	460,974
Issued in Lieu of Cash Distributions	44,512	36,930
Redeemed	(335,861)	(262,079)

Net Increase (Decrease) from Capital Share Transactions	267,646	235,825

Total Increase (Decrease)	305,605	304,554

Net Assets
Beginning of Period	1,305,464	1,000,910

End of Period	$1,611,069	$1,305,464

1 Shares Issued (Redeemed)
Issued	42,170	36,443
Issued in Lieu of Cash Distributions	3,371	2,928
Redeemed	(25,385)	(20,718)

Net Increase (Decrease) in Shares Outstanding	20,156	18,653

25

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	LifeStrategy Conservative Growth Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 86,665	$ 69,762
Realized Net Gain (Loss)	(714)	(4,387)
Change in Unrealized Appreciation (Depreciation)	135,477	254,047

Net Increase (Decrease) in Net Assets Resulting from Operations	221,428	319,422

Distributions
Net Investment Income	(84,042)	(70,910)
Realized Capital Gain	—	—

Total Distributions	(84,042)	(70,910)

Capital Share Transactions 1
Issued	1,029,643	713,305
Issued in Lieu of Cash Distributions	81,149	68,150
Redeemed	(579,497)	(367,862)

Net Increase (Decrease) from Capital Share Transactions	531,295	413,593

Total Increase (Decrease)	668,681	662,105

Net Assets
Beginning of Period	2,794,703	2,132,598

End of Period	$3,463,384	$2,794,703

1 Shares Issued (Redeemed)
Issued	70,443	53,308
Issued in Lieu of Cash Distributions	5,579	5,134
Redeemed	(39,733)	(27,731)

Net Increase (Decrease) in Shares Outstanding	36,289	30,711

26

	LifeStrategy Moderate Growth Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 142,146	$ 104,107
Realized Net Gain (Loss)	835	(4,792)
Change in Unrealized Appreciation (Depreciation)	376,971	643,451

Net Increase (Decrease) in Net Assets Resulting from Operations	519,952	742,766

Distributions
Net Investment Income	(134,029)	(108,009)
Realized Capital Gain	—	—

Total Distributions	(134,029)	(108,009)

Capital Share Transactions 1
Issued	1,886,331	1,216,177
Issued in Lieu of Cash Distributions	132,469	106,599
Redeemed	(1,054,426)	(608,489)

Net Increase (Decrease) from Capital Share Transactions	964,374	714,287

Total Increase (Decrease)	1,350,297	1,349,044

Net Assets
Beginning of Period	5,245,581	3,896,537

End of Period	$6,595,878	$5,245,581

1 Shares Issued (Redeemed)
Issued	112,645	82,011
Issued in Lieu of Cash Distributions	7,967	7,412
Redeemed	(63,056)	(41,969)

Net Increase (Decrease) in Shares Outstanding	57,556	47,454

27

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	LifeStrategy Growth Fund
	Year Ended October 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 90,745	$ 64,990
Realized Net Gain (Loss)	90	(1,871)
Change in Unrealized Appreciation (Depreciation)	401,499	694,725

Net Increase (Decrease) in Net Assets Resulting from Operations	492,334	757,844

Distributions
Net Investment Income	(87,088)	(64,443)
Realized Capital Gain	—	—

Total Distributions	(87,088)	(64,443)

Capital Share Transactions 1
Issued	1,421,991	921,438
Issued in Lieu of Cash Distributions	86,109	63,721
Redeemed	(800,576)	(465,081)

Net Increase (Decrease) from Capital Share Transactions	707,524	520,078

Total Increase (Decrease)	1,112,770	1,213,479

Net Assets
Beginning of Period	4,422,355	3,208,876

End of Period	$5,535,125	$4,422,355

1 Shares Issued (Redeemed)
Issued	77,593	59,653
Issued in Lieu of Cash Distributions	4,731	4,272
Redeemed	(43,772)	(30,729)

Net Increase (Decrease) in Shares Outstanding	38,552	33,196

28

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. The expense ratio is zero because the fund pays no direct expenses; the fund’s share of the expenses of the other funds in which it invests reduces the income received from them. The data in the table will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; the extent to which the fund tends to distribute capital gains; and the portion of capital gain distributions representing the “pass-through” of capital gain distributions received from other Vanguard funds. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

LifeStrategy Income Fund
					Year Ended
	Year Ended October 31,			Jan.1 to Oct. 31,	December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$13.03	$12.28	$12.97	$13.01	$12.82	$13.22
Investment Operations
Net Investment Income	.43	.44	.57	.52	.74	.69
Capital Gain Distributions Received	.01	—	—	—	.04	.14
Net Realized and Unrealized Gain (Loss)
on Investments	.35	.76	(.67)	(.09)	.23	(.47)

Total from Investment Operations	.79	1.20	(.10)	.43	1.01	.36

Distributions
Dividends from Net Investment Income	(.43)	(.45)	(.59)	(.45)	(.74)	(.69)
Distributions from Realized Capital Gains	—	—	—	(.02)	(.08)	(.07)

Total Distributions	(.43)	(.45)	(.59)	(.47)	(.82)	(.76)

Net Asset Value, End of Period	$13.39	$13.03	$12.28	$12.97	$13.01	$12.82

Total Return	6.15%	9.95%	-0.79%	3.42%	8.06%	2.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,611	$1,305	$1,001	$790	$632	$555
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	3.31%	3.53%	4.64%	4.87%†	5.84%	5.37%
Portfolio Turnover Rate	4%	4%	10%	4%	17%	11%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.25%.
  † Annualized.

29

FINANCIAL HIGHLIGHTS (CONTINUED)

LifeStrategy Conservative Growth Fund
					Year Ended
	Year Ended October 31,			Jan.1 to Oct. 31,	December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$14.17	$12.81	$13.88	$14.71	$15.10	$14.71
Investment Operations
Net Investment Income	.40	.39	.51	.45	.70	.64
Capital Gain Distributions Received	(.02)	—	—	—	.06	.18
Net Realized and Unrealized Gain (Loss)
on Investments	.67	1.37	(1.06)	(.84)	(.29)	.31

Total from Investment Operations	1.05	1.76	(.55)	(.39)	.47	1.13

Distributions
Dividends from Net Investment Income	(.39)	(.40)	(.52)	(.40)	(.70)	(.63)
Distributions from Realized Capital Gains	—	—	—	(.04)	(.16)	(.11)

Total Distributions	(.39)	(.40)	(.52)	(.44)	(.86)	(.74)

Net Asset Value, End of Period	$14.83	$14.17	$12.81	$13.88	$14.71	$15.10

Total Return	7.49%	13.99%	-4.11%	-2.61%	3.12%	7.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,463	$2,795	$2,133	$1,954	$1,897	$1,748
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.92%	3.79%	3.78%†	4.73%	4.34%
Portfolio Turnover Rate	5%	5%	12%	14%	9%	5%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.25%.
   † Annualized.

30

LifeStrategy Moderate Growth Fund
					Year Ended
	Year Ended October 31,			Jan.1 to Oct. 31,	December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$16.06	$13.96	$15.52	$17.25	$18.18	$16.86
Investment Operations
Net Investment Income	.39	.345	.45	.35	.64	.55
Capital Gain Distributions Received	.03	—	.01	—	.08	.24
Net Realized and Unrealized Gain (Loss)
on Investments	1.07	2.130	(1.55)	(1.80)	(.87)	1.21

Total from Investment Operations	1.49	2.475	(1.09)	(1.45)	(.15)	2.00

Distributions
Dividends from Net Investment Income	(.38)	(.375)	(.47)	(.22)	(.64)	(.55)
Distributions from Realized Capital Gains	—	—	—	(.06)	(.14)	(.13)

Total Distributions	(.38)	(.375)	(.47)	(.28)	(.78)	(.68)

Net Asset Value, End of Period	$17.17	$16.06	$13.96	$15.52	$17.25	$18.18

Total Return	9.37%	18.06%	-7.30%	-8.48%	-0.88%	12.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,596	$5,246	$3,897	$4,077	$3,911	$3,441
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.39%	2.98%	2.69%†	3.59%	3.47%
Portfolio Turnover Rate	6%	5%	15%	16%	12%	3%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.26%.
   † Annualized.

31

FINANCIAL HIGHLIGHTS (CONTINUED)

LifeStrategy Moderate Growth Fund
					Year Ended
	Year Ended October 31,			Jan.1 to Oct. 31,	December 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999
Net Asset Value, Beginning of Period	$17.32	$14.45	$16.56	$19.59	$21.41	$18.79
Investment Operations
Net Investment Income	.32	.28	.34	.23	.51	.45
Capital Gain Distributions Received	.16	—	—	—	.10	.29
Net Realized and Unrealized Gain (Loss)
on Investments	1.36	2.87	(2.10)	(3.04)	(1.75)	2.49

Total from Investment Operations	1.84	3.15	(1.76)	(2.81)	(1.14)	3.23

Distributions
Dividends from Net Investment Income	(.32)	(.28)	(.35)	(.16)	(.51)	(.45)
Distributions from Realized Capital Gains	—	—	—	(.06)	(.17)	(.16)

Total Distributions	(.32)	(.28)	(.35)	(.22)	(.68)	(.61)

Net Asset Value, End of Period	$18.84	$17.32	$14.45	$16.56	$19.59	$21.41

Total Return	10.70%	22.12%	-10.91%	-14.43%	-5.44%	17.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,535	$4,422	$3,209	$3,512	$3,738	$3,177
Ratio of Total Expenses to
Average Net Assets—Note B	0%**	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.79%	1.79%	2.12%	1.53%†	2.49%	2.50%
Portfolio Turnover Rate	5%	2%	7%	7%	6%	1%

  *The fund’s fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**The average weighted expense ratio of the underlying funds was 0.26%.
  † Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32

NOTES TO FINANCIAL STATEMENTS

Vanguard LifeStrategy Funds comprise the LifeStrategy Income Fund, LifeStrategy Conservative Growth Fund, LifeStrategy Moderate Growth Fund, and LifeStrategy Growth Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date.

2.	Repurchase Agreements: Each fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.  Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the funds. The service agreement provides that Vanguard will reimburse the funds’ expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the year ended October 31, 2004, were reimbursed by Vanguard. The funds’ trustees and officers are also directors and officers of Vanguard and the funds in which the funds invest.

33

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C.  Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

At October 31, 2004, the funds had the following tax-basis amounts available for distribution and capital losses available to offset future net capital gains:

	Amount Available for Distribution		Capital Losses
Lifestrategy Fund	Ordinary Income (000)	Long-Term Capital Gain (000)	Amount (000)	Expiration: Fiscal Years Ending October 31,
Income	$ 5,272	—	$ 1,840	2011

Conservative Growth	9,006	—	14,005	2009-2012

Moderate Growth	34,269	—	24,006	2009-2011

Growth	16,557	—	29,196	2009-2011

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was:

	(000)
LifeStrategy Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Income	$ 79,647	$(1,437)	$ 78,210

Conservative Growth	286,199	(1,850)	284,349

Moderate Growth	591,856	(771)	591,085

Growth	500,709	(153)	500,556

D. During the year ended October 31, 2004, purchases and sales of investment securities other than temporary cash investments were:

	(000)
LifeStrategy Fund	Purchases	Sales
Income	$ 323,305	$ 55,217

Conservative Growth	696,736	155,390

Moderate Growth	1,332,381	356,679

Growth	962,800	246,261

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard LifeStrategy Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (four portfolios of Vanguard LifeStrategy Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

35

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD LIFESTRATEGY FUNDS

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed qualified dividend income to shareholders during the fiscal year as follows:

LifeStrategy Fund	Qualified Dividend Income (000)
Income	$ 4,743

Conservative Growth	19,055

Moderate Growth	52,016

Growth	57,861

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

LifeStrategy Fund	Percentage
Income	10.9%

Conservative Growth	20.9

Moderate Growth	33.1

Growth	55.6

36

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37

MAXIMIZE YOUR RETIREMENT INVESTMENTS

Are you taking full advantage of your IRA? You should be. With increased contribution limits, these tax-advantaged accounts are powerful options for retirement savers. To take full advantage of your retirement account, consider these simple, but important, steps:

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•	Protect those you care about.
You determine who will receive your retirement assets after your death, so it’s important to keep your beneficiary designations up to date. They will generally override any other instructions—even those in your will.

•	Adopt a long-term approach.
A successful investment strategy requires a long-term perspective and staying on course—even when the financial markets are declining. Market-timing and performance-chasing are losing strategies that can cause you to stray from the path to your retirement goals.

If you have any questions about IRAs or would like to talk to a Vanguard retirement specialist, call 1-800-205-6189.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, LifeStrategy, PlainTalk , and the ship logo are trademarks of The Vanguard Group, Inc.	World Wide Web www.vanguard.com

All other marks are the exclusive property of their respective owners.	Fund Information 1-800-662-7447

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.	Direct Investor Account Services 1-800-662-2739

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.	Institutional Investor Services 1-800-523-1036

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	Text Telephone 1-800-952-3335

©2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

Q880 122004

Vanguard® International Stock Index Funds
October 31, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
8	FUND PROFILE
16	GLOSSARY OF INVESTMENT TERMS
17	PERFORMANCE SUMMARIES
26	YOUR FUND'S AFTER-TAX RETURNS
28	ABOUT YOUR FUND'S EXPENSES
31	FINANCIAL STATEMENTS

SUMMARY
•	Returns for the Vanguard International Stock Index Funds’ Investor Shares ranged from 12.1% to 21.9% in the fiscal year ended October 31, 2004, as a fall in the value of the U.S. dollar enhanced returns for U.S.-based investors in international funds.
•	All but one of the funds outperformed their average mutual fund peers, and all closely tracked their benchmark indexes.
•	Over the long term, international stock funds can play a valuable role in diversifying a portfolio of stocks, bonds, and short-term reserves.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended October 31, 2004, international stock markets grappled with the same forces that drove U.S. stock prices: optimism about corporate earnings and anxiety about rising energy prices, fitful economic expansions, and ongoing global geopolitical strife.

The total returns (capital change plus reinvested distributions) of the Vanguard International Stock Index Funds, which appear in the table on page 2, suggest that these market dynamics led to much better results for U.S. investors abroad than in the United States. The difference was mostly a function of the U.S. dollar’s steep decline, which boosted the dollar value of international assets. The European Stock Index Fund delivered the highest return in the period, and the Pacific Stock Index Fund produced the lowest—a still-respectable 12.1% for the Investor Shares. The returns of all the funds closely tracked the returns of their benchmark indexes. In all but one case, the indexing strategy generated a higher return than the average active strategy, as measured by the performance of each fund’s peer group. The exception was in emerging markets, where the peer-group average exceeded the index’s result.

Information on the change in each fund’s net asset value and per-share distributions can be found on page 7. If you own one or more of the funds in a taxable account, you may wish to review our report on the funds’ after-tax returns on page 26.

MIDDLING GAINS AND A WEAK DOLLAR PRODUCED STRONG RETURNS

Developed stock markets produced respectable local-currency returns during the 12 months. As in the U.S. market, optimists ruled at the start of the fiscal year and reassumed market leadership at the close. During the interim, uncertainty prevailed. Markets declined as the world’s major economies seemed to downshift and geopolitical hot spots

1

captured investors’ attention. The net result was solid, if not exceptional, 12-month gains in Europe, the United States, and Japan. For U.S.-based investors in international stocks, good results became great results, as the weakening dollar boosted the dollar-denominated returns of foreign assets. Emerging markets were strong performers in both local currencies and dollars.

2004 Total Returns	Fiscal Year Ended October 31

Vanguard European Stock Index Fund
Investor Shares	21.9%
Admiral Shares	22.0
Institutional Shares	22.0
MSCI Europe Index	21.9
Average European Region Fund*	21.6

Vanguard Pacific Stock Index Fund
Investor Shares	12.1%
Admiral Shares	12.2
Institutional Shares	12.3
MSCI Pacific Index	12.1
Average Japan/Pacific Region Fund*	7.5

Vanguard Emerging Markets Stock
Index Fund
Investor Shares	18.4%
Institutional Shares	18.6
Select Emerging Markets Index**	19.0
Average Emerging Markets Fund*	19.5

Vanguard Total International Stock
Index Fund	18.8%
Total International Composite Index†	18.9
Average International Fund*	16.1

Vanguard Developed Markets
Index Fund	18.9%
MSCI EAFE Index	18.8
Average International Fund*	16.1

Vanguard Institutional Developed
Markets Index Fund	19.1%
MSCI EAFE Index	18.8
Average International Fund*	16.1

*	Derived from data provided by Lipper Inc.
**	Consists of stocks in 18 emerging markets of Europe, Asia, Africa, and Latin America. The index is administered exclusively for Vanguard by Morgan Stanley Capital International (MSCI).
†	Consists of the MSCI Europe Index (62%), the MSCI Pacific Index (27%), and the Select Emerging Markets Index (11%) as of October 31, 2004.

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

U.S. bond yields fell during the first half of the period, boosting bond prices and returns. In April, however, yields climbed on encouraging economic reports, but then tailed off in August and September, as the economy’s vigor again became suspect. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 4.29%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.02%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 5.5% for the 12 months. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.94 percentage point over the fiscal year in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate.

2

Central banks overseas proved more cautious than the Fed, generally keeping key interest rates unchanged. The United Kingdom was an exception. The Bank of England raised its benchmark rate five times during the 12 months, a cumulative 125-basis-point increase to 4.75%.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares

This class of shares also carries low expenses and is available for a minimum investment of $10 million.

THE FUNDS DELIVERED STRONG RETURNS AND EXCELLENT INDEX TRACKING

The European Stock Index Fund’s 12-month performance reflected strong returns from its largest constituents. Stock markets in the United Kingdom, France, Switzerland, and Germany, which together accounted for 69% of fund assets at period-end, produced dollar-denominated returns ranging from 17% (Switzerland) to 24% (France). The small Finnish stock exchange (+3%) produced the weakest return. Key industries in the region included energy and raw materials producers, utilities, and telecommunications providers.

During the 12 months, the Pacific Stock Index Fund’s largest country allocation, a 73% weighting in Japan, was also its weakest performer, returning about 9% in U.S. dollars. Strong results in the region’s other stock markets (particularly Australia) boosted the overall return of the fund’s Investor Shares to 12.1%. As in Europe, energy-related stocks were excellent performers, but these companies accounted for a very small portion of the fund’s assets. More significant contributions came from the fund’s financials and consumer discretionary stocks.

Market Barometer	Average Annual Total Returns Periods Ended October 31, 2004
	One Year	Three Years	Five Years

Stocks
MSCI All Country World Index
ex USA (International)	19.7%	11.6%	0.4%
Russell 1000 Index (Large-caps)	9.3	4.5	-1.6
Russell 2000 Index (Small-caps)	11.7	12.3	7.7
Dow Jones Wilshire 5000 Index	10.0	5.8	-0.9
(Entire market)

Bonds
Lehman Aggregate Bond Index	5.5%	5.4%	7.6%
(Broad taxable market)
Lehman Municipal Bond Index	6.0	5.7	7.2
Citigroup 3-Month Treasury Bill Index	1.1	1.4	2.9

CPI
Consumer Price Index	3.2%	2.4%	2.6%

3

Most emerging markets enjoyed powerful rallies, especially the handful of less-developed European markets—the Czech Republic, Hungary, and Poland. The Investor Shares of the Emerging Markets Stock Index Fund returned 18.4%. The Latin American contingent was an important engine of return, generating a 30%-plus gain in the aggregate. Asian stocks, which returned 9%, were the weakest performers. Industry standouts included energy, financials, and raw materials.

Total Returns	12 Months Ended October 31, 2004
Index Fund	Vanguard Fund	Mutual Fund Average	Difference

European Stock
Investor Shares	21.9%	21.6%	+0.3%
Pacific Stock
Investor Shares	12.1	7.5	+4.6
Emerging Markets Stock
Investor Shares	18.4	19.5	-1.1
Total International Stock	18.8	16.1	+2.7
Developed Markets	18.9	16.1	+2.8
Institutional Developed Markets	19.1	16.1	+3.0

The returns of both the Total International Stock Index Fund and the Developed Markets Index Fund represented the combined performances of different regions. The Total International Stock Index Fund, which holds market-proportional weights in European, Pacific, and emerging-markets securities, returned 18.8%. The Developed Markets Index Fund, which excludes emerging markets, returned 18.9%.

An index fund manager can take neither credit nor blame for the performance of a target index. A fair standard of evaluation is the manager’s ability to track the return produced by the index, which incurs no operating or transaction costs. In this regard, the funds’ manager, Vanguard Quantitative Equity Group, turned in another excellent performance. The returns of the funds either matched or were within 0.1 percentage point of the returns of their target indexes, with the exception of the returns of the Institutional Developed Markets Index Fund (0.3 percentage point of outperformance) and the Emerging Markets Stock Index Fund (0.6 percentage point of underperformance for the Investor Shares). The manager’s portfolio construction and trading strategies, as well as the funds’ very low operating costs, kept the differentials small. (For more information about the funds’ costs, please see page 28.)

4

THE BEAR MARKET HURT THE FUNDS' LONGER-TERM PERFORMANCES

On balance, tight tracking of international stock indexes has been a productive long-term investment strategy, at least in relative terms. As the table below shows, the Vanguard International Stock Index Funds outperformed the average annual returns of their respective competing European, emerging-markets, and developed-markets mutual funds either since inception or for the ten years ended October 31, 2004. They trailed the average annual returns posted by their respective Pacific and broad international peer funds. We would expect (but certainly can’t guarantee) the funds to outpace their average peers over the long term, as the benefits of the funds’ low transaction and operating costs compound over time.

In absolute terms, international investing has mostly been a disappointment over the periods covered in the table. The best-performing fund—the European Stock Index Fund—returned an average of 9.2% annually during the ten-year period. The other funds produced losses or returns in the low single digits over the ten years or since their inceptions. While these numbers tell us that international stock markets were weak performers in recent years, they do not tell us what their prospects may be in the years ahead.

Total Returns	Ten Years Ended October 31, 2004*
	Average Annual Return			Final Value of a $10,000 Initial Investment
Index Fund	Vanguard Fund	Target Index	Average Competing Fund	Vanguard Fund	Average Competing Fund

European Stock
Investor Shares	9.2%	9.0%	7.9%	$ 24,075	$ 21,406
Pacific Stock
Investor Shares	-2.3	-2.2	-1.7	7,961	8,466
Emerging Markets Stock
Investor Shares	2.2	2.1	1.8	12,284	11,948
Total International Stock	3.1	3.0	3.5	12,983	13,383
Developed Markets	-2.2	-2.1	-3.4	9,066	8,582
Institutional
Developed Markets	-2.3	-2.2	-3.6	9,034,973**	8,508,704**

*	Since inception for the Total International Stock Index Fund (April 29, 1996), the Developed Markets Index Fund (May 8, 2000), and the Institutional Developed Markets Index Fund (June 1, 2000).
**	Final value of a $10 million initial investment.

5

FIELD A WELL-BALANCED TEAM

Although the metaphor is a stretch, you may find it helpful to think of your portfolio as a team, with each mutual fund playing a specific position. Studies by Vanguard’s Investment Counseling & Research group, supported by a wide body of academic research, indicate that exposure to international stocks can provide long-term diversification benefits in a portfolio of U.S. stock and bond funds, reducing the level of risk consistent with a given level of return.

In this sense, an international fund is akin to a specialty player, one with unique skills that can help the team accomplish a specific goal. Winning teams combine their specialists with complementary players who round out the roster. The same approach can work in your portfolio, as diversified U.S. stock funds are combined with international stock funds and more-defensive bond and money market funds. Such an approach can moderate your losses, while allowing you to participate in the opportunities for gain, giving you a better chance of reaching your long-term financial goals.

Thank you for entrusting your hard-earned money to us.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 12, 2004

6

Your Fund's Performance at a Glance		October 31, 2003-October 31, 2004
			Distributions Per Share
Index Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

European Stock
Investor Shares	$19.93	$23.77	$0.460	$0.000
Admiral Shares	46.82	55.84	1.118	0.000
Institutional Shares	19.96	23.80	0.490	0.000

Pacific Stock
Investor Shares	$ 7.80	$ 8.63	$0.105	$0.000
Admiral Shares	51.05	56.47	0.733	0.000
Institutional Shares	7.81	8.64	0.118	0.000

Emerging Markets Stock
Investor Shares	$11.04	$12.88	$0.172	$0.000
Institutional Shares	11.05	12.90	0.186	0.000

Total International Stock	$ 9.84	$11.48	$0.190	$0.000

Developed Markets	$ 7.22	$ 8.43	$0.143	$0.000

Institutional Developed Markets	$ 7.16	$ 8.35	$0.158	$0.000

7

As of 10/31/2004	FUND PROFILES

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 16.

EUROPEAN STOCK INDEX FUND

Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	579	563	1,885
Turnover Rate	5%	—	—
Expense Ratio		—	—
Investor Shares	0.27%
Admiral Shares	0.18%
Institutional Shares	0.12%
Short-Term Reserves	0%	—	—

Volatility Measures	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.91	1.00
Beta	1.00	1.00	1.14	1.00

Country Diversification (% of portfolio)	Fund	Comparative Index*
United Kingdom	36%	36%
France	13	13
Switzerland	10	10
Germany	10	10
Netherlands	7	7
Italy	6	6
Spain	5	5
Sweden	4	4
Finland	2	2
Belgium	2	2
Ireland	1	1
Denmark	1	1
Norway	1	1
Greece	1	1
Portugal	1	1

Total	100%	100%

Ten Largest Holdings (% of total net assets)
BP PLC	3.8%
(oil)
HSBC Holdings PLC	3.2
(banking)
Vodafone Group PLC	2.7
(cellular telecommunications)
GlaxoSmithKline PLC	2.2
(pharmaceuticals)
Total SA	2.2
(integrated oil)
Novartis AG (Registered)	2.0
(pharmaceuticals)
Royal Dutch Petroleum Co.	2.0
(energy)
Nestle SA (Registered)	1.7
(food, beverage, and tobacco)
Royal Bank of Scotland Group PLC	1.6
(banking)
Shell Transport & Trading Co. PLC	1.4
(oil)

Top Ten	22.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*MSCI Europe Index.
**MSCI All Country World Index ex USA.

8

Sector Diversification (% of portfolio)	Fund	Comparative Index*	Broad Index**

Consumer Discretionary	10%	10%	12%
Consumer Staples	9	9	8
Energy	12	12	10
Financials	27	27	26
Health Care	10	10	7
Industrials	8	8	9
Information Technology	4	4	7
Materials	6	6	8
Telecommunication Services	9	9	8
Utilities	5	5	5

*MSCI Europe Index. **MSCI All Country World Index ex USA.	Visit our website at Vanguard.com for regularly updated fund information.

9

FUND PROFILES (CONTINUED)

PACIFIC STOCK INDEX FUND

Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	509	503	1,885
Turnover Rate	3%	—	—
Expense Ratio		—	—
Investor Shares	0.34%
Admiral Shares	0.25%
Institutional Shares	0.17%
Short-Term Reserves	0%	—	—

Volatility Measures	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.99	1.00	0.45	1.00
Beta	1.00	1.00	0.70	1.00

Country Diversification (% of portfolio)	Fund	Comparative Index*

Japan	73%	73%
Australia	18	18
Hong Kong	5	5
Singapore	3	3
New Zealand	1	1

Total	100%	100%

Sector Diversification (% of portfolio)	Fund	Comparative Index*	Broad Index**

Consumer Discretionary	19%	20%	12%
Consumer Staples	6	6	8
Energy	1	1	10
Financials	25	25	26
Health Care	5	5	7
Industrials	14	14	9
Information Technology	12	11	7
Materials	10	10	8
Telecommunication Services	3	3	8
Utilities	5	5	5

Ten Largest Holdings (% of total net assets)
Toyota Motor Corp.	4.6%
(automotive and transport equipment)
Takeda Chemical Industries Ltd.	1.8
(pharmaceuticals)
Canon, Inc.	1.7
(computer hardware)
BHP Billiton Ltd.	1.6
(metals and mining)
Mitsubishi Tokyo Financial Group Inc.	1.6
(banking)
Honda Motor Co., Ltd.	1.5
(automotive and transport equipment)
NTT DoCoMo, Inc.	1.4
(telecommunications)
Sony Corp.	1.3
(consumer electronics)
Matsushita Electric Industrial Co., Ltd.	1.3
(consumer products manufacturers)
National Australia Bank Ltd.	1.3
(banking)

Top Ten	18.1%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

*MSCI Pacific Index.
**MSCI All Country World Index ex USA.

10

EMERGING MARKETS
STOCK INDEX FUND

Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	616	595	1,885
Turnover Rate	11%	—	—
Expense Ratio		—	—
Investor Shares	0.48%
Institutional Shares	0.33%
Short-Term Reserves	0%	—	—

Volatility Measures	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.75	1.00
Beta	0.99	1.00	1.04	1.00

Country Diversification (% of portfolio)	Fund	Comparative Index*

South Korea	20%	20%
South Africa	17	17
Taiwan	11	12
Brazil	10	10
China	9	9
Mexico	7	7
India	6	6
Israel	4	4
Thailand	3	3
Chile	2	2
Indonesia	2	2
Turkey	2	2
Poland	2	2
Hungary	2	2
Czech Republic	1	1
Argentina	1	1
Philippines	1	0

Total	100%	100%

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co., Ltd.	5.9%
(electronics)
Anglo American PLC	3.5
(metals and mining)
Petroleo Brasileiro SA	2.7
(energy)
America Movil SA de CV	1.8
(telecommunications)
Teva Pharmaceutical Industries Ltd.	1.7
(pharmaceuticals)
China Mobile (Hong Kong) Ltd.	1.6
(telecommunications)
Taiwan Semiconductor
Manufacturing Co., Ltd.	1.4
(electronics)
Sasol Ltd.	1.3
(chemicals)
Standard Bank Group Ltd.	1.2
(banking)
Kookmin Bank	1.2
(banking)

Top Ten	22.3%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

  *Select Emerging Markets Index.
**MSCI All Country World Index ex USA.

Emerging Markets Stock Index Fund continues on next page.	Visit our website at Vanguard.com for regularly updated fund information.

11

FUND PROFILES (CONTINUED)

Sector Diversification (% of portfolio)	Fund	Comparative Index*	Broad Index**

Consumer Discretionary	7%	7%	12%
Consumer Staples	6	6	8
Energy	10	10	10
Financials	18	18	26
Health Care	3	3	7
Industrials	7	7	9
Information Technology	16	16	7
Materials	18	18	8
Telecommunication Services	12	12	8
Utilities	3	3	5

  *Select Emerging Markets Index.
**MSCI All Country World Index ex USA.

12

TOTAL INTERNATIONAL
STOCK INDEX FUND

Portfolio Characteristics	Fund

Expense Ratio	0%
Average Weighted Expense Ratio*	0.31%

Volatility Measures	Fund	Comparative Index**	Fund	Broad Index†

R-Squared	1.00	1.00	1.00	1.00
Beta	1.01	1.00	1.01	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Investor Shares	62.1%
Pacific Stock Index Fund Investor Shares	27.2
Emerging Markets Stock Index Fund Investor Shares	10.7

Total	100.0%

Sector Diversification (% of portfolio)	Fund††	Comparative Index**	Broad Index†

Consumer Discretionary	12%	13%	12%
Consumer Staples	8	8	8
Energy	9	9	10
Financials	26	25	26
Health Care	8	8	7
Industrials	9	9	9
Information Technology	7	7	7
Materials	8	8	8
Telecommunication Services	8	8	8
Utilities	5	5	5

Country Diversification (% of portfolio)
	Fund††	Comparative Index*

EUROPE
United Kingdom	22%	23%
France	8	8
Switzerland	6	6
Germany	6	6
Netherlands	4	4
Italy	4	4
Spain	4	3
Sweden	2	2
Finland	1	1
Belgium	1	1
Ireland	1	1
Denmark	1	1

Combined	2	2

Subtotal	62	62

PACIFIC
Japan	20	20
Australia	5	5
Hong Kong	1	1

Combined	1	1

Subtotal	27	27

EMERGING
MARKETS
South Korea	2	2
South Africa	2	2
Taiwan	1	1
Brazil	1	1
China	1	1
Mexico	1	1
India	1	1

Combined	2	2

Subtotal	11	11

Total	100%	100%

*For underlying funds. **Total International Composite Index. †MSCI All Country World Index ex USA. ††Reflects holdings of underlying funds.	Visit our website at Vanguard.com for regularly updated fund information.

13

FUND PROFILES (CONTINUED)

DEVELOPED MARKETS INDEX FUND

Portfolio Characteristics	Fund

Expense Ratio	0%
Average Weighted Expense Ratio*	0.29%

Volatility Measures	Fund	Comparative Index**	Fund	Broad Index†

R-Squared	1.00	1.00	0.99	1.00
Beta	1.01	1.00	1.01	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Investor Shares	69.6%
Pacific Stock Index Fund Investor Shares	30.4

Total	100.0%

Sector Diversification (% of portfolio)	Fund††	Comparative Index**	Broad Index†

Consumer Discretionary	13%	13%	12%
Consumer Staples	8	8	8
Energy	8	9	10
Financials	27	27	26
Health Care	8	8	7
Industrials	10	9	9
Information Technology	7	7	7
Materials	7	7	8
Telecommunication Services	7	7	8
Utilities	5	5	5

Country Diversification (% of portfolio)	Fund††	Comparative Index*

United Kingdom	25%	25%
Japan	22	22
France	9	10
Germany	7	7
Switzerland	7	7
Australia	5	5
Netherlands	5	5
Italy	4	4
Spain	4	4
Sweden	3	2
Hong Kong	1	2
Finland	1	1
Belgium	1	1
Ireland	1	1
Denmark	1	1
Singapore	1	1
Norway	1	1
Greece	1	1
New Zealand	1	0

Total	100%	100%

*	For underlying funds.
**	MSCI EAFE Index.
†	MSCI All Country World Index ex USA.
††	Reflects holdings of underlying funds.

14

INSTITUTIONAL DEVELOPED MARKETS
INDEX FUND

Portfolio Characteristics	Fund

Expense Ratio	0%
Average Weighted Expense Ratio*	0.14%

Volatility Measures	Fund	Comparative Index**	Fund	Broad Index†

R-Squared	1.00	1.00	0.99	1.00
Beta	1.01	1.00	1.01	1.00

Allocation to Underlying Vanguard Funds
European Stock Index Fund Institutional Shares	69.6%
Pacific Stock Index Fund Institutional Shares	30.4

Total	100.0%

Sector Diversification (% of portfolio)	Fund††	Comparative Index**	Broad Index†

Consumer Discretionary	13%	13%	12%
Consumer Staples	8	8	8
Energy	8	9	10
Financials	27	27	26
Health Care	8	8	7
Industrials	10	9	9
Information Technology	7	7	7
Materials	7	7	8
Telecommunication Services	7	7	8
Utilities	5	5	5

Country Diversification (% of portfolio)	Fund††	Comparative Index*

United Kingdom	25%	25%
Japan	22	22
France	9	10
Germany	7	7
Switzerland	7	7
Australia	5	5
Netherlands	5	5
Italy	4	4
Spain	4	4
Sweden	3	2
Hong Kong	1	2
Finland	1	1
Belgium	1	1
Ireland	1	1
Denmark	1	1
Singapore	1	1
Norway	1	1
Greece	1	1
New Zealand	1	0

Total	100%	100%

*For underlying funds. **MSCI EAFE Index. †MSCI All Country World Index ex USA. ††Reflects holdings of underlying funds.	Visit our website at Vanguard.com for regularly updated fund information.

15

GLOSSARY OF INVESTMENT TERMS

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

16

As of 10/31/2004	PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

EUROPEAN STOCK INDEX FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

European Stock Index Fund Investor Shares*	21.89%	0.41%	9.18%	$24,075
MSCI All Country World Index ex USA	19.67	0.45	4.33	15,282
MSCI Europe Index	21.89	0.30	8.98	23,622
Average European Region Fund**	21.59	1.69	7.91	21,406

	One Year	Since Inception†	Final Value of a $250,000 Investment

European Stock Index Fund Admiral Shares	21.98%	5.78%	$299,577
MSCI All Country World Index ex USA	19.67	7.26	313,303
MSCI Europe Index	21.89	5.67	298,502

	One Year	Since Inception†	Final Value of a $10,000,000 Investment

European Stock Index Fund Institutional Shares	22.03%	-0.99%	$9,566,449
MSCI All Country World Index ex USA	19.67	-1.56	9,322,285
MSCI Europe Index	21.89	-1.10	9,517,239

*	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**	Derived from data provided by Lipper Inc.
†	Inception dates are August 13, 2001, for the Admiral Shares and May 15, 2000, for the Institutional Shares.
Notes: The fund assesses a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. See Financial Highlights tables on pages 64 through 66 for dividend and capital gains information.

17

PERFORMANCE SUMMARIES (CONTINUED)

Fiscal-Year Total Returns(%) October 31, 1994–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

European Stock Index Fund*
Investor Shares	6/18/1990	25.49%	0.42%	7.00%	2.24%	9.24%
Admiral Shares	8/13/2001	25.60	4.76**	—	—	—
Institutional Shares	5/15/2000	25.70	-1.80**	—	—	—

*	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000 or the 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
**	Return since inception.

18

PACIFIC STOCK INDEX FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Pacific Stock Index Fund Investor Shares*	12.15%	-3.80%	-2.25%	$7,961
MSCI All Country World Index ex USA	19.67	0.45	4.33	15,282
MSCI Pacific Index	12.13	-3.52	-2.21	8,000
Average Japan/Pacific Region Fund**	7.48	-6.17	-1.65	8,466

	One Year	Since Inception†	Final Value of a $250,000 Investment

Pacific Stock Index Fund Admiral Shares	12.23%	4.90%	$291,579
MSCI All Country World Index ex USA	19.67	7.26	313,303
MSCI Pacific Index	12.13	5.22	294,450

	One Year	Since Inception†	Final Value of a $10,000,000 Investment

Pacific Stock Index Fund Institutional Shares	12.32%	-4.42%	$8,172,264
MSCI All Country World Index ex USA	19.67	-1.56	9,322,285
MSCI Pacific Index	12.13	-4.23	8,247,520

*	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
**	Derived from data provided by Lipper Inc.
†	Inception dates are August 13, 2001, for the Admiral Shares and May 15, 2000, for the Institutional Shares.
Notes: The fund assesses a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. See Financial Highlights tables on pages 67 through 69 for dividend and capital gains information.

19

PERFORMANCE SUMMARIES (CONTINUED)

Fiscal-Year Total Returns(%) October 31, 1994–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Pacific Stock Index Fund*
Investor Shares	6/18/1990	14.63%	-3.62%	-3.26%	0.95%	-2.31%
Admiral Shares	8/13/2001	14.73	4.08**	—	—	—
Institutional Shares	5/15/2000	14.94	-5.12**	—	—	—

*	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000 or the 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
**	Return since inception.

20

EMERGING MARKETS STOCK INDEX FUND

Cumulative Performance October 31, 1994–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Emerging Markets Stock Index Fund Investor Shares*	17.26%	6.44%	2.08%	$12,284
MSCI All Country World Index ex USA	19.67	0.45	4.33	15,282
Select Emerging Markets Index**	19.03	7.02	2.10	12,315
Average Emerging Markets Fund†	19.50	7.20	1.80	11,948

	One Year	Since Inception††		Final Value of a $10,000,000 Investment

Emerging Markets Stock Index Fund Institutional Shares*	17.47%	5.16%		$12,452,909
MSCI All Country World Index ex USA	19.67	-1.3	1	9,442,583
Select Emerging Markets Index**	19.03	5.63		12,697,737

*	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. For the Emerging Markets Stock Index Fund Investor Shares, the figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000; for the Emerging Markets Stock Index Fund Institutional Shares, this fee does not apply.
**	Consists of stocks in 18 emerging markets in Europe, Asia, Africa, and Latin America. Through April 30, 2003, this index included a cash component (5%) based on the Lipper Money Market Average. The index is administered exclusively for Vanguard by MSCI.
†	Derived from data provided by Lipper Inc.
††	June 22, 2000.
Notes: The fund assesses a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months. See Financial Highlights tables on pages 70 and 71 for dividend and capital gains information.

21

PERFORMANCE SUMMARIES (CONTINUED)

Fiscal-Year Total Returns (%) October 31, 1994–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Emerging Markets Stock Index Fund
Investor Shares**	5/4/1994	26.28%	6.96%	-0.18%	1.96%	1.78%
Fee-Adjusted Returns†		25.04	6.75	-0.28	1.97	1.69
Institutional Shares	6/22/2000	26.51	4.94††	—	—	—
Fee-Adjusted Returns†		25.26	4.71††	—	—	—

*	Consists of stocks in 18 emerging markets in Europe, Asia, Africa, and Latin America. Through April 30, 2003, this index included a cash component (5%) based on the Lipper Money Market Average. The index is administered exclusively for Vanguard by MSCI.
**	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
†	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions. The fund assesses a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Return since inception.

22

TOTAL INTERNATIONAL STOCK INDEX FUND

Cumulative Performance April 29, 1996–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004			Final Value
	One Year	Five Years	Since Inception*	of a $10,000 Investment
Total International Stock Index Fund**	18.80%	-0.28%	3.12%	$12,983
MSCI All Country World Index ex USA	19.67	0.45	3.81	13,746
Total International Composite Index†	18.86	-0.24	2.99	12,850
Average International Fund††	16.12	-0.94	3.49	13,383

Fiscal-Year Total Returns (%) April 29, 1996–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Since Inception
	Inception Date	Year	Years	Capital	Income	Total

Total International Stock Index Fund**	4/29/1996	22.54	-0.18%	1.07%	1.69%	2.76%

*	April 29, 1996.
**	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000 or the 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
†	Consists of the MSCI Europe Index (62%), the MSCI Pacific Index (27%), and the Select Emerging Markets Index (11%).
††	Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 72 for dividend and capital gains information.

23

PERFORMANCE SUMMARIES (CONTINUED)

DEVELOPED MARKETS INDEX FUND

Cumulative Performance May 8, 2000–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004		Final Value
	One Year	Since Inception*	of a $10,000 Investment

Developed Markets Index Fund**	18.94%	-2.16%	$9,066
MSCI All Country World Index ex USA	19.67	-1.02	9,549
MSCI EAFE Index	18.84	-2.08	9,100
Average International Fund†	16.12	-3.35	8,582

Fiscal-Year Total Returns (%) May 8, 2000–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Since Inception
	Inception Date	Year	Capital	Income	Total

Developed Markets Index Fund*	5/8/2000	22.09%	-4.55%	1.60%	-2.95%

*	May 8, 2000.
**	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000 or the 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
†	Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 73 for dividend and capital gains information.

24

INSTITUTIONAL DEVELOPED MARKETS INDEX FUND

Cumulative Performance June 1, 2000–October 31, 2004

	Average Annual Total Returns Periods Ended October 31, 2004		Final Value
	One Year	Since Inception*	of a $10,000,000 Investment

Institutional Developed Markets Index Fund	19.05%	-2.27%	$9,034,973
MSCI All Country World Index ex USA	19.67	-1.04	9,550,988
MSCI EAFE Index	18.84	-2.19	9,066,907
Average International Fund**	16.12	-3.59	8,508,704

Fiscal-Year Total Returns (%) June 1, 2000–October 31, 2004

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Since Inception
	Inception Date	Year	Capital	Income	Total

Institutional Developed Markets Index Fund†	6/1/2000	22.38%	-4.80%	1.75%	-3.05%

*	June 1, 2000.
**	Derived from data provided by Lipper Inc.
†	Total return figures do not reflect the 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
Note: See Financial Highlights table on page 74 for dividend and capital gains information.

25

YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended October 31, 2004
	One Year	Five Years	Ten Years
European Stock Index Fund Investor Shares*
Returns Before Taxes	21.89%	0.41%	9.18%
Returns After Taxes on Distributions	21.51	-0.24	8.42
Returns After Taxes on Distributions and Sale of Fund Shares	14.68	-0.00	7.70

Pacific Stock Index Fund Investor Shares*
Returns Before Taxes	12.15%	-3.80%	-2.25%
Returns After Taxes on Distributions	11.88	-4.09	-2.55
Returns After Taxes on Distributions and Sale of Fund Shares	8.11	-3.34	-2.03

Emerging Markets Stock Index Fund Investor Shares*†
Returns Before Taxes	17.26%	6.44%	2.08%
Returns After Taxes on Distributions	17.02	5.76	1.42
Returns After Taxes on Distributions and Sale of Fund Shares	11.53	5.13	1.36

*	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000. The funds assess a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
†	Performance figures are adjusted for the 0.5% transaction fee on purchases and redemptions.

26

	One Year	Five Years	Since Inception*
Total International Stock Index Fund**
Returns Before Taxes	18.80%	-0.28%	3.12%
Returns After Taxes on Distributions	18.36	-0.91	2.47
Returns After Taxes on Distributions and Sale of Fund Shares	12.47	-0.62	2.27

Developed Markets Index Fund**
Returns Before Taxes	18.94%	—	-2.16%
Returns After Taxes on Distributions	18.50	—	-2.70
Returns After Taxes on Distributions and Sale of Fund Shares	12.58	—	-2.15

Institutional Developed Markets Index Fund
Returns Before Taxes	19.05%	—	-2.27%
Returns After Taxes on Distributions	18.54	—	-2.87
Returns After Taxes on Distributions and Sale of Fund Shares	12.66	—	-2.28

*	Inception dates are April 29, 1996, for the Total International Stock Index Fund; May 8, 2000, for the Developed Markets Index Fund; and June 1, 2000, for the Institutional Developed Markets Index Fund.
**	Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000. The funds assess a 2% fee on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

27

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

Six Months Ended October 31, 2004
International Stock Index Fund	Beginning Account Value 4/30/2004	Ending Account Value 10/31/2004	Expenses Paid During Period*

Based on Actual Fund Return
European
Investor Shares	$1,000.00	$1,080.45	$1.36
Admiral Shares	1,000.00	1,080.70	0.94
Institutional Shares	1,000.00	1,080.84	0.63

Pacific
Investor Shares	$1,000.00	$1,021.30	$1.73
Admiral Shares	1,000.00	1,021.90	1.22
Institutional Shares	1,000.00	1,022.49	0.86

Emerging Markets**
Investor Shares	$995.00	$1,088.84	$7.36
Institutional Shares	995.00	1,089.60	6.68

Total International	$1,000.00	$1,064.94	$1.56

Developed Markets	$1,000.00	$1,063.05	$1.45

Institutional Developed
Markets	$1,000.00	$1,062.34	$0.73

Based on Hypothetical 5% Yearly Return
European
Investor Shares	$1,000.00	$1,023.83	$1.32
Admiral Shares	1,000.00	1,024.23	0.92
Institutional Shares	1,000.00	1,024.53	0.61

Pacific
Investor Shares	$1,000.00	$1,023.43	$1.73
Admiral Shares	1,000.00	1,023.93	1.22
Institutional Shares	1,000.00	1,024.28	0.87

Emerging Markets**
Investor Shares	$995.00	$1,017.76	$7.28
Institutional Shares	995.00	1,018.41	6.62

Total International	$1,000.00	$1,023.63	$1.53

Developed Markets	$1,000.00	$1,023.73	$1.42

Institutional Developed
Markets	$1,000.00	$1,024.43	$0.71

*	The calculations are based on expenses incurred in the most recent six-month period, except for the three "funds of funds," for which calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The European, Pacific, and Emerging Markets Index Funds' annualized six-month expense ratios were, respectively, 0.26%, 0.34%, and 0.45%; the other funds' annualized average weighted expense ratios as of October 31, 2004, were (in top-to-bottom order as listed above) 0.30%, 0.28%, and 0.14%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.
**	Calculations reflect the fund's 0.5% purchase fee, which is deducted from all purchases (including exchanges from other Vanguard funds) but not from reinvested dividends and capital gains.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. Vanguard “funds of funds,” such as the Developed Markets Index Fund, Institutional Developed Markets Index Fund, and Total International Stock Index Fund, do not have direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

28

The examples on page 28 are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table on page 28 illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Ratios: Your fund compared with its peer group
	Fund Expense Ratio	Average Weighted Expense Ratio*	Peer-Group Expense Ratio**

European Stock Index Fund			1.81%
Investor Shares	0.27%	—
Admiral Shares	0.18	—
Institutional Shares	0.12	—

Pacific Stock Index Fund			2.27%
Investor Shares	0.34%	—
Admiral Shares	0.25	—
Institutional Shares	0.17	—

Emerging Markets Stock Index Fund			2.13%
Investor Shares	0.48%	—
Institutional Shares	0.33	—

Total International Stock
Index Fund	0.00%	0.31%	1.76%

Developed Markets Index Fund	0.00%	0.29%	1.76%

Institutional Developed
Markets Index Fund	0.00%	0.14%	1.76%

*	For the underlying funds.
**	Peer groups are: for the European Stock Index Fund, the Average European Region Fund; for the Pacific Stock Index Fund, the Average Japan/Pacific Region Fund; for the Emerging Markets Stock Index Fund, the Average Emerging Markets Fund; for the other funds, the Average International Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

Please note that the expenses shown in the table on page 28 are meant to highlight and help you compare ongoing costs only; they do not include low-balance fees, account maintenance fees, or the transaction fees on redemptions. These fees are described fully in the prospectus; they also are noted on

29

the Performance Summary pages in this report. If the fees were applied to your account, your costs would be higher. The funds do not carry “sales loads.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

30

As of 10/31/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. European, Pacific, and Emerging Markets Stock Index Funds’ securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country; the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds list investments in shares of each Vanguard International Stock Index Fund. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

European Stock Index Fund	Shares	Market Value^ (000)
COMMON STOCKS (99.7%)(1)
Austria (0.5%)
Erste Bank der Oesterreichischen
Sparkassen AG	204,030	$ 9,055
Telekom Austria AG	468,078	7,103
OMV AG	22,899	5,483
Bank Austria Creditanstalt	62,138	4,585
Wienerberger AG	105,884	4,189
* Immofinanz Immobilien
Anlagen AG	406,349	3,494
Voestalpine AG	44,004	2,555
Oesterreichische
Elektrizitaetswirtschafts
AG Class A	10,450	2,042
Boehler-Uddeholm AG	12,945	1,235
* VA Technologies AG	19,084	1,189
Flughafen Wien AG	17,989	$ 1,179
Mayr-Melnhof Karton AG	7,165	1,008
* RHI AG	28,118	656

		43,773

Belgium (1.9%)
Fortis Group	1,985,432	50,284
Dexia	1,061,092	21,191
Electrabel SA	46,572	17,358
KBC Bankverzekeringsholding	184,682	13,496
Solvay SA	108,014	10,855
InBev	291,802	10,338
* Belgacom SA	264,137	9,677
Groupe Bruxelles Lambert SA	117,324	8,805
UCB SA	149,160	7,859
Delhaize Group	118,353	7,603
Agfa Gevaert NV	164,367	5,164

31

European Stock Index Fund	Shares	Market Value^ (000)
Colruyt NV	30,054	$ 4,343
* Mobistar SA	48,219	3,607
Umicore	41,189	3,172
Omega Pharma SA	35,424	1,933
Barco NV	19,884	1,695
Bekaert NV	24,177	1,568
Cofinimmo	9,016	1,305
Compagnie Maritime Belge SA	6,040	1,271
D'Ieteren SA	4,778	863
Colruyt NV Rights Exp
3/31/2005	27,800	42
Dolman Computer Applications NV	170	2

		182,431

Denmark (1.1%)
Danske Bank A/S	785,700	21,891
Novo Nordisk A/S B Shares	434,466	21,532
AP Moller-Maersk A/S	1,867	13,744
TDC A/S	312,656	11,535
Danisco A/S	86,958	4,808
Novozymes A/S	93,314	4,137
ISS A/S	75,243	3,993
GN Store Nord A/S	376,140	3,799
* Vestas Wind Systems A/S	281,962	3,488
* Topdanmark A/S	36,103	2,537
Carlsberg A/S B Shares	53,753	2,489
Coloplast A/S B Shares	22,872	2,263
H. Lundbeck A/S	119,857	2,154
* William Demant A/S	45,727	2,000
DSV, De Sammensluttede
Vognmaend A/S	35,020	1,987
Kobenhavns Lufthavne A/S	9,198	1,538
East Asiatic Co. A/S	34,544	1,496
Bang & Olufsen A/S B Shares	19,366	1,147
NKT Holding A/S	30,210	709
* FLS Industries A/S B Shares	46,635	639

		107,886

Finland (2.1%)
Nokia Oyj	7,925,182	121,882
UPM-Kymmene Oyj	891,157	17,571
Stora Enso Oyj R Shares	1,060,955	15,102
Fortum Oyj	579,076	8,839
Sampo Oyj A Shares	565,460	6,718
Kone Corp. B Shares	64,125	4,103
TietoEnator Oyj B Shares	140,349	3,928
* Elisa Oyj Class A	235,000	3,408
Outokumpu Oyj A Shares	152,843	2,627
Metso Oyj	172,337	2,420
Kesko Oyj	100,301	2,239
Amer Group Ltd.	40,301	1,933
Wartsila Oyj B Shares	66,540	1,803
Uponor Oyj	50,956	1,783
Orion-Yhtyma Oyj B Shares	121,998	$ 1,741
Nokian Renkaat Oyj	15,511	1,676
Rautaruuki Oyj	141,815	1,467
Pohjola Group PLC D Shares	104,383	1,091
KCI Konecranes Oyj	22,739	903

		201,234

France (13.5%)
Total SA	998,008	206,932
Sanofi-Aventis	1,548,185	112,845
BNP Paribas SA	1,353,037	91,823
France Telecom SA	1,886,567	53,852
Societe Generale Class A	558,777	51,675
AXA	2,407,459	51,663
Carrefour SA	973,508	42,513
* Vivendi Universal SA	1,457,618	39,698
L'Oreal SA	516,977	35,150
Groupe Danone	408,882	34,120
Credit Agricole SA	1,126,783	32,923
Suez SA	1,365,948	31,832
* Alcatel SA	2,076,017	30,264
L'Air Liquide SA (Registered)	185,121	29,812
Cie. De St. Gobain SA	521,874	28,579
LVMH Louis Vuitton
Moet Hennessy	416,500	28,451
Renault SA	314,955	26,282
Lafarge SA	284,354	25,881
Schneider Electric SA	373,920	24,686
STMicroelectronics NV	1,000,119	18,383
PSA Peugeot Citroen	289,431	17,735
Arcelor	815,152	15,180
Vinci SA	123,847	14,706
Bouygues SA	353,903	13,902
Lagardere S.C.A	214,559	13,783
Veolia Environnement	446,897	13,501
Accor SA	321,312	13,300
Compagnie Generale des
Etablissements Michelin
SA B Shares	243,379	13,204
Pernod Ricard SA	89,879	12,405
European Aeronautic
Defence and Space Co.	414,824	11,794
Essilor International SA	165,951	11,230
Pinault-Printemps-Redoute SA	114,535	10,760
Unibail Co.	72,660	9,520
Thomson SA	404,614	9,131
* Vivendi Universal SA ADR	272,160	7,465
Publicis Groupe SA	216,428	6,437
Societe Television Francaise 1	200,844	6,027
Autoroutes du Sud de la France	117,329	5,401
* Cap Gemini SA	212,237	5,327
Technip SA	32,712	5,114

32

	Shares	Market Value^ (000)
* Alstom	7,431,610	$ 5,010
Dassault Systemes SA	96,076	4,862
Euronext NV	165,216	4,771
Thales SA	131,205	4,718
* Atos Origin SA	73,925	4,609
Valeo SA	124,943	4,601
Sodexho Alliance SA	161,791	4,077
CNP Assurances	58,917	3,998
Etablissements Economiques du
Casino Guichard-Perrachon SA	55,431	3,818
Imerys SA	54,080	3,790
Gecina SA	42,712	3,684
Air France	205,166	3,562
Hermes International	15,653	3,011
Klepierre	39,392	2,997
* Business Objects SA	113,287	2,882
Sagem SA	30,746	2,791
Societe BIC SA	54,454	2,517
Zodiac SA	63,707	2,459

		1,281,443

Germany (9.7%)
Siemens AG	1,362,714	101,147
E.On AG	1,058,327	85,864
* Deutsche Telekom AG	4,279,949	81,774
Deutsche Bank AG	889,873	67,454
SAP AG	348,470	59,190
BASF AG	893,333	55,568
Allianz AG	523,004	55,472
DaimlerChrysler AG (Registered)	1,135,594	46,774
RWE AG	667,069	35,232
Bayer AG	1,117,349	31,568
Muenchener
Rueckversicherungs-
Gesellschaft AG (Registered)	312,252	30,457
* Bayerische Hypo-und
Vereinsbank AG	1,063,010	20,729
Schering AG	279,873	17,939
Volkswagen AG	380,664	16,861
Deutsche Post AG	756,468	14,742
* Commerzbank AG	762,450	13,898
DaimlerChrysler AG	327,337	13,568
Metro AG	248,123	11,814
* Infineon Technologies AG	1,079,641	11,729
Continental AG	207,557	11,300
Adidas-Salomon AG	77,406	10,785
ThyssenKrupp AG	525,212	9,821
Depfa Bank PLC	601,274	9,178
Deutsche Boerse AG	180,086	8,968
Linde AG	141,998	8,553
Porsche AG	13,369	8,485
* Hypo Real Estate Holding AG	222,283	8,290
Henkel KGaA	100,642	$ 7,511
Puma AG	27,514	6,870
Man AG	179,105	6,174
Altana AG	119,443	6,018
Volkswagen AG Pfd.	179,251	5,741
* Deutsche Lufthansa AG	388,608	5,106
HeidelbergerCement AG	102,510	5,031
Merck KGaA	84,121	4,673
Fresenius Medical Care AG	59,159	4,515
TUI AG	212,919	4,426
Celesio AG	57,879	4,184
RWE AG Pfd.	66,306	2,986
Beiersdorf AG	28,671	2,715
ProSieben Sat.1 Media AG	139,794	2,497
Fresenius Medical Care AG	44,669	2,430
* Qiagen NV	222,863	2,333
MLP AG	110,851	1,851
Douglas Holding AG	55,837	1,715
Suedzucker AG	88,080	1,668
* EPCOS AG	84,501	1,278
Karstadt Quelle AG	50,522	571

		927,453

Greece (0.7%)
National Bank of Greece SA	423,017	11,774
Alpha Credit Bank SA	340,045	9,715
EFG Eurobank Ergasias	317,551	8,661
Hellenic Telecommunication
Organization SA	417,886	6,453
Greek Organization
of Football Prognostics	271,620	5,521
Public Power Corp.	177,200	4,386
Bank of Piraeus	287,360	3,824
Cosmote Mobile
Communications SA	196,918	3,547
Coca-Cola Hellenic Bottling Co. SA	141,022	3,129
Titan Cement Co. SA	97,200	2,550
Commercial Bank of Greece SA	87,210	2,276
Hellenic Petroleum SA	182,500	1,741
Viohalco, Hellenic Copper
& Aluminum Industry SA	187,588	1,460
Germanos SA	41,230	1,094
Folli-Follie SA	25,597	781
Hyatt Regency Hotels
and Tourism SA	69,249	765
Technical Olympic SA	132,199	632
Intracom SA	146,830	598
Hellenic Technodomiki Tev SA	148,177	524
Hellenic Duty Free Shops SA	30,200	465

		69,896

Ireland (1.2%)
Allied Irish Banks PLC	1,457,647	25,310

33

European Stock Index Fund	Shares	Market Value^ (000)
Bank of Ireland	1,642,865	$ 22,465
CRH PLC	899,577	21,399
* Elan Corp. PLC	611,206	15,705
Irish Life & Permanent PLC	458,726	7,703
Kerry Group PLC A Shares	219,722	4,919
* Grafton Group PLC	345,125	3,095
Independent News & Media PLC	943,915	2,738
DCC PLC	133,818	2,707
* Eircom Group PLC	824,829	1,721
Kingspan Group PLC	196,574	1,538
* Ryanair Holdings PLC	278,049	1,447
Fyffes PLC	536,302	1,262
* Elan Corp. PLC ADR	45,229	1,167
Greencore Group PLC	261,168	960
* Ryanair Holdings PLC ADR	8,400	242
* Waterford Wedgewood PLC	1,413,678	162

		114,540

Italy (6.0%)
ENI SpA	4,421,533	100,115
ENEL SpA	6,175,810	55,699
Assicurazioni Generali SpA	1,626,232	48,138
Telecom Italia SpA	14,013,343	46,525
Unicredito Italiano SpA	7,487,531	40,098
Telecom Italia Mobile SpA	6,449,363	37,902
Telecom Italia SpA RNC	9,842,399	24,414
Banca Intesa SpA	5,536,937	22,609
San Paolo-IMI SpA	1,601,089	20,244
Mediaset SpA	1,003,432	11,411
Banco Popolare di Verona e
Novara Scarl SpA	629,321	11,127
Mediobanca Banca di
Credito Finanziaria SpA	794,346	10,974
Riunione Adriatica di
Sicurta SpA	514,083	10,829
Banche Popolari Unite
Scarl SpA	573,406	10,168
Autostrade SpA	438,327	9,562
Capitalia SpA	2,437,054	9,331
Alleanza Assicurazioni SpA	789,625	9,291
* Banca Antonveneta SpA	392,249	8,218
Finmeccanica SpA	10,015,635	7,937
Snam Rete Gas SpA	1,492,954	7,558
* Fiat SpA	882,865	6,401
Banca Monte dei Paschi di
Siena SpA	1,882,227	5,603
Banca Intesa SpA
Non Convertible Risp	1,591,148	5,343
Banca Nazionale del Lavoro
(BNL) SpA	2,057,387	4,750
Banca Popolare di Milano SpA	668,999	4,689
Luxottica Group SpA	232,878	4,286
Terna SpA	1,691,001	4,108
Pirelli & C. Accomandita per
Azioni SpA	3,098,463	$ 3,437
* Autogrill SpA	193,688	2,843
* Edison SpA	1,392,546	2,755
Mediolanum SpA	432,684	2,708
Banca Fideuram SpA	500,273	2,514
Bulgari SpA	226,120	2,333
Seat Pagine Gialle SpA	6,884,126	2,325
Mondadori (Arnoldo)
Editore SpA	196,069	1,943
* FinecoGroup SpA	268,229	1,928
Italcementi SpA	121,282	1,857
Gruppo Editoriale
L'Espresso SpA	298,641	1,596
* Tiscali SpA	312,444	1,272
Benetton Group SpA	91,083	1,049
* Telecom Italia Media SpA	2,457,641	900
* Parmalat Finanziaria SpA	569,830	—

		566,790

Netherlands (6.8%)
Royal Dutch Petroleum Co.	3,540,496	191,813
ING Groep NV	3,056,223	80,669
ABN-AMRO Holding NV	2,652,712	63,270
Unilever NV	971,282	56,340
Koninklijke (Royal)
Philips Electronics NV	2,236,402	52,771
Koninklijke KPN NV	3,383,784	26,988
Aegon NV	2,141,201	23,369
* Koninklijke Ahold NV	2,640,340	18,271
Akzo Nobel NV	461,369	17,307
Reed Elsevier NV	1,192,527	15,625
Heineken NV	416,623	13,058
TPG NV	530,202	12,774
* ASML Holding NV	783,382	11,131
Verenigde Nederlandse
Uitgeversbedrijven NV	404,776	11,024
Wolters Kluwer NV	471,380	8,569
* Koninklijke Numico NV	254,555	8,555
DSM NV	129,089	7,005
Rodamco Europe NV	76,057	5,157
Vedior NV	280,195	4,106
Corio NV	74,477	3,711
Wereldhave NV	35,061	3,122
IHC Caland NV	52,514	2,999
Randstad Holding NV	78,543	2,639
Aegon NV (New York)	172,787	1,908
Oce NV	134,976	1,870
* Getronics NV	858,870	1,770
* Hagemeyer NV	876,304	1,594
* ASML Holding (New York)	38,580	550

		647,965

34

	Shares	Market Value^ (000)
Norway (0.9%)
Norsk Hydro ASA	247,100	$ 18,131
Statoil ASA	929,026	13,408
Telenor ASA	1,380,144	10,958
DnB NOR ASA	1,121,196	9,472
Orkla ASA	326,567	9,273
* Yara International ASA	353,041	3,770
Frontline Ltd.	68,427	3,361
Norske Skogindustrier ASA	180,064	3,268
Storebrand ASA	400,370	3,038
Tandberg ASA	230,112	2,160
Schibsted ASA	82,988	1,805
* Petroleum Geo-Services ASA	31,185	1,432
Tomra Systems ASA	306,310	1,347
Smedvig ASA A Shares	62,383	776

		82,199

Portugal (0.5%)
Portugal Telecom SGPS SA	1,384,649	15,553
Electricidade de Portugal SA	3,055,387	9,017
Banco Comercial Portugues SA	3,045,452	7,167
Brisa-Auto Estradas
de Portugal SA	612,467	4,994
Banco Espirito Santo SA	179,785	3,067
Banco BPI SA	586,769	2,277
Sonae SGPS SA	1,527,574	1,865
PT Multimedia-Servicos
de Telecomunicacoes e
Multimedia, SGPS, SA	79,459	1,848
Cimpor-Cimento de Portugal SA	337,718	1,800
* Jeronimo Martins & Filho,
SGPS, SA	63,580	746

		48,334

Spain (5.4%)
Telefonica SA	7,007,356	115,344
Banco Bilbao Vizcaya
Argentaria SA	5,473,977	85,647
Banco Santander
Central Hispano SA	7,292,659	81,171
Repsol-YPF SA	1,556,769	33,645
Endesa SA	1,619,769	32,781
Iberdrola SA	1,302,914	28,441
Altadis SA	468,474	17,145
Banco Popular Espanol SA	270,524	15,306
Telefonica SA ADR	190,681	9,502
Industria de Diseno Textil SA	369,892	9,373
Union Fenosa SA	363,009	8,820
ACS, Actividades de
Contruccion y Servisios, SA	450,073	8,697
Abertis Infraestructuras SA	437,432	8,163
Gas Natural SDG SA	267,040	7,242
Grupo Ferrovial, SA	107,769	4,758
Amadeus Global Travel
Distribution SA	551,802	$ 4,513
Acerinox SA	314,508	4,357
Acciona SA	48,419	3,406
Indra Sistemas, SA	213,326	3,153
Fomento de Construc y Contra SA	77,317	2,939
Metrovacesa SA	64,204	2,788
Sacyr Vallehermoso SA	179,366	2,747
* Sogecable SA	64,410	2,540
Gamesa Corporacion
Tecnologica, SA	184,297	2,534
Promotora de Informaciones SA	131,036	2,469
Corporacion Mapfre SA	181,498	2,286
Iberia (Linea Aerea Espana)	795,855	2,247
* Antena 3 Television	32,823	2,102
Telefonica Publicidad e
Informacion, SA	280,784	2,061
Zeltia SA	256,629	1,795
Sociedad General de
Aguas de Barcelona SA	97,384	1,718
NH Hoteles SA	130,300	1,555

		511,245

Sweden (3.5%)
* Telefonaktiebolaget LM
Ericsson AB Class B	24,986,492	72,362
Nordea Bank AB	3,733,315	32,147
Hennes & Mauritz AB B Shares	806,598	23,416
Svenska Handelsbanken
AB A Shares	938,471	20,252
TeliaSonera AB	3,176,838	16,971
Volvo AB B Shares	386,377	14,585
Sandvik AB	376,089	14,038
Skandinaviska Enskilda
Banken AB A Shares	800,837	13,285
Svenska Cellulosa AB B Shares	330,133	12,253
Electrolux AB Series B	480,954	8,891
Atlas Copco AB A Shares	190,028	7,841
Securitas AB B Shares	502,986	6,859
Skanska AB B Shares	627,672	6,817
Assa Abloy AB	499,191	6,720
Skandia Forsakrings AB	1,741,578	6,464
Swedish Match AB	565,714	6,223
SKF AB B Shares	159,386	6,162
Volvo AB A Shares	164,403	5,998
Scania AB Class B	161,105	5,832
Tele2 AB B Shares	168,981	5,595
Atlas Copco AB B Shares	118,061	4,498
Gambro AB A Shares	299,964	3,490
Getinge AB B Shares	274,000	3,053
Holmen AB	83,300	2,576
Wihlborgs Fastigheter AB	141,355	2,434

35

European Stock Index Fund	Shares	Market Value^ (000)
Eniro AB	266,800	$ 2,250
Svenskt Stal AB A Shares	100,352	1,982
Castellum AB	68,570	1,967
Alfa Laval AB	140,490	1,965
* Modern Times Group AB	87,483	1,937
Trelleborg AB B Shares	129,256	1,808
Gambro AB B Shares	159,897	1,804
* Lundin Petroleum AB	276,274	1,713
Axfood AB	49,951	1,513
* OM AB	126,881	1,494
Billerud Aktiebolag	94,400	1,440
* Elekta AB B Shares	49,000	1,302
* Capio AB	127,200	1,279
Hoganas AB B Shares	45,300	1,086
WM-Data AB Class B	536,140	1,055
* Oriflame Cosmetics SA	51,501	1,043
D. Carnegie & Co. AB	95,200	964
* SAS AB	126,488	938
Svenskt Stal AB	45,219	871

		337,173

Switzerland (9.8%)
Novartis AG (Registered)	4,046,462	192,312
Nestle SA (Registered)	685,704	161,659
UBS AG (Registered)	1,781,406	127,958
Roche Holdings AG	1,193,868	121,627
Credit Suisse Group (Registered)	1,930,937	65,814
Zurich Financial Services AG	244,771	34,736
Swiss Re (Registered)	547,425	33,489
Cie. Financiere Richemont AG	887,726	25,085
* ABB Ltd.	3,163,989	18,224
Syngenta AG	181,513	17,253
Holcim Ltd. (Registered)	312,217	16,631
Swisscom AG	44,971	16,142
Adecco SA (Registered)	222,212	10,663
Synthes, Inc.	78,104	8,295
CIBA Specialty Chemicals AG
(Registered)	116,514	7,986
Givaudan SA	12,204	7,603
Swatch Group AG (Bearer)	56,881	7,599
Serono SA Class B	10,945	6,782
Nobel Biocare Holding AG	39,252	6,397
Clariant AG	391,998	5,286
SGS Societe Generale de
Surveillance Holding SA
(Registered)	7,339	4,661
Geberit AG	5,978	3,881
* Logitech International SA	73,305	3,792
Lonza AG (Registered)	63,960	3,114
Swatch Group AG (Registered)	104,598	2,873
Schindler Holding AG (Ptg. Ctf.)	8,811	2,811
Straumann Holding AG	13,194	2,723
UBS AG	35,370	2,564
Phonak Holding AG	71,950	$ 2,246
* Micronas Semiconductor
Holding AG	54,543	2,134
Sulzer AG (Registered)	6,228	2,094
Rieter Holding AG	7,605	2,010
Kuoni Reisen Holding AG
(Registered)	4,871	1,841
* Kudelski SA	55,087	1,664
Unaxis Holding AG	19,345	1,600
Valora Holding AG	6,535	1,490

		933,039

United Kingdom (36.1%)
BP PLC	33,649,675	325,238
HSBC Holdings PLC	18,723,061	301,725
Vodafone Group PLC	102,307,972	261,506
GlaxoSmithKline PLC	10,045,363	211,119
Royal Bank of
Scotland Group PLC	5,065,044	148,955
Shell Transport &
Trading Co. PLC	16,411,852	128,932
AstraZeneca Group PLC	2,848,236	116,485
Barclays PLC	10,932,926	106,573
HBOS PLC	6,606,846	88,312
Lloyds TSB Group PLC	9,508,246	75,089
Diageo PLC	5,194,696	69,341
Tesco PLC	13,121,002	69,000
BT Group PLC	14,570,401	49,590
Rio Tinto PLC	1,813,906	47,328
National Grid Transco PLC	5,231,440	45,388
BHP Billiton PLC	4,193,778	42,532
Unilever PLC	4,700,074	39,529
British American Tobacco PLC	2,605,020	39,140
BG Group PLC	6,003,748	39,052
Aviva PLC	3,835,805	38,305
BP PLC ADR	575,360	33,515
Vodafone Group PLC ADR	1,177,400	30,365
Cadbury Schweppes PLC	3,555,097	29,476
Imperial Tobacco Group PLC	1,239,776	28,895
Centrica PLC	6,544,731	28,871
GUS PLC	1,724,223	28,149
Reckitt Benckiser PLC	1,010,745	27,669
Prudential PLC	3,483,717	25,564
BAE Systems PLC	5,194,318	22,676
Scottish & Southern
Energy PLC	1,456,120	22,265
Kingfisher PLC	3,968,404	21,978
ScottishPower PLC	2,539,980	20,466
Legal & General Group PLC	11,048,050	20,041
British Sky
Broadcasting Group PLC	2,140,420	19,943
SABMiller PLC	1,360,016	19,574
Reed Elsevier PLC	2,161,259	19,266

36

	Shares	Market Value^ (000)
BAA PLC	1,820,312	$19,128
Marks & Spencer Group PLC	2,801,862	18,428
Land Securities Group PLC	790,790	17,286
Wolseley PLC	989,153	17,055
Reuters Group PLC	2,435,549	16,545
Boots Group PLC	1,301,184	15,688
WPP Group PLC	1,525,263	15,273
Carnival PLC	288,955	15,259
Compass Group PLC	3,662,151	15,098
Pearson PLC	1,363,473	14,940
InterContinental Hotels
Group PLC	1,218,028	14,875
ITV PLC	7,076,405	13,874
BOC Group PLC	847,254	13,615
Next PLC	444,714	13,608
Smith & Nephew PLC	1,587,916	13,457
Smiths Group PLC	952,034	13,005
Hilton Group PLC	2,689,957	12,704
Rolls-Royce Group PLC	2,566,026	12,189
Man Group PLC	474,651	11,367
British Land Co., PLC	829,238	11,320
3i Group PLC	1,042,854	11,131
J. Sainsbury PLC	2,314,168	10,929
Dixons Group PLC	3,317,386	10,440
Scottish & Newcastle PLC	1,371,848	10,136
United Utilities PLC	945,362	9,943
Severn Trent PLC	585,573	9,823
Hanson Building Materials PLC	1,251,050	9,215
Rentokil Initial PLC	3,082,372	8,754
Friends Provident PLC	3,217,869	8,019
Yell Group PLC	1,182,438	7,930
Imperial Chemical
Industries PLC	2,028,867	7,788
Cable and Wireless PLC	4,054,852	7,764
Whitbread PLC	504,101	7,500
Rexam PLC	932,653	7,357
* International Power PLC	2,497,345	7,356
The Sage Group PLC	2,177,693	7,322
Capita Group PLC	1,127,526	7,267
RMC Group PLC	453,220	7,063
Hays PLC	2,939,951	6,936
Daily Mail and General Trust	520,130	6,905
Enterprise Inns PLC	595,262	6,751
Royal & Sun Alliance
Insurance Group PLC	4,917,182	6,735
Amvescap PLC	1,239,646	6,701
Exel PLC	508,308	6,589
Kelda Group PLC	637,676	6,537
Johnson Matthey PLC	374,057	6,504
BPB PLC	841,651	6,481
Liberty International PLC	408,440	6,444
Emap PLC	442,351	6,371
William Hill PLC	710,664	$ 6,368
Hammerson PLC	471,150	6,328
The Peninsular & Oriental
Steam Navigation Co.	1,254,939	6,162
* Corus Group PLC	6,764,835	6,043
Tomkins PLC	1,316,734	6,008
Brambles Industries PLC	1,227,366	5,915
Slough Estates PLC	710,048	5,910
Trinity Mirror PLC	498,175	5,888
Bunzl PLC	761,587	5,760
Signet Group PLC	2,926,738	5,698
Tate & Lyle PLC	694,046	5,395
Rank Group PLC	1,016,164	5,325
Persimmon PLC	462,872	5,241
EMI Group PLC	1,337,953	5,191
Alliance Unichem PLC	423,506	5,172
ScottishPower PLC ADR	154,280	4,996
United Business Media PLC	571,159	4,992
GKN PLC	1,241,837	4,864
Cobham PLC	187,908	4,762
Mitchells & Butlers PLC	889,694	4,642
Provident Financial PLC	431,944	4,626
Associated British
Ports Holdings PLC	544,096	4,606
Kesa Electricals PLC	900,188	4,486
Kidde PLC	1,428,048	4,396
Punch Taverns PLC	421,796	4,274
George Wimpey PLC	662,753	4,250
Taylor Woodrow PLC	980,680	4,160
* Group 4 Securicor PLC	1,940,869	4,143
LogicaCMG PLC	1,277,353	4,131
* The Berkeley Group Holdings	183,520	4,002
Electrocomponents PLC	743,290	3,960
WPP Group PLC ADR	78,406	3,941
IMI PLC	599,459	3,833
Barratt Developments PLC	405,341	3,758
United Utilities PLC Class A	524,649	3,740
BBA Group PLC	764,323	3,697
FirstGroup PLC	687,494	3,622
Cattles PLC	554,990	3,620
* British Airways PLC	915,379	3,610
Misys PLC	905,323	3,571
Aegis Group PLC	1,900,062	3,551
Balfour Beatty PLC	711,632	3,537
Inchape PLC	128,543	3,481
ICAP PLC	781,516	3,351
Intertek Testing Services PLC	262,930	3,315
* Marconi Corp. PLC	340,564	3,307
Meggitt PLC	718,791	3,233
ARM Holdings PLC	1,744,427	3,108
Serco Group PLC	742,738	2,967
National Express Group PLC	230,903	2,936

37

European Stock Index Fund	Shares	Market Value^ (000)
Amec PLC	504,497	$ 2,930
HMV Group PLC	657,938	2,890
London Stock Exchange PLC	430,734	2,881
Pilkington PLC	1,732,755	2,738
Arriva PLC	331,380	2,729
* Invensys PLC	9,715,339	2,715
Close Brothers Group PLC	206,581	2,513
Schroders PLC	211,525	2,484
Bellway PLC	191,191	2,372
The Davis Service Group PLC	345,494	2,292
Premier Farnell PLC	622,995	2,232
Stagecoach Group PLC	1,337,981	2,176
FKI PLC	987,644	2,163
MFI Furniture Group PLC	1,060,572	1,992
* Cookson Group PLC	3,177,647	1,863
De La Rue Group PLC	308,070	1,823
Novar PLC	722,134	1,575
SSL International PLC	316,736	1,573
Aggreko PLC	435,405	1,197
Great Portland Estates PLC	205,380	1,138
* Prudential PLC Rights Exp
11/8/2004	569,837	961

		3,434,366

TOTAL COMMON STOCKS
(Cost $7,677,191)		9,489,767

TEMPORARY CASH INVESTMENTS (4.6%)(1)

Money Market Fund (4.6%)
Vanguard Market Liquidity Fund,
1.77	16,388,037	$ 16,388
Vanguard Market Liquidity Fund,
1.77%**—Note F	425,170,686	425,171
		441,559
	Face Amount
	(000)
U.S. Government Security
U.S. Treasury Bill
(2) 1.72%, 1/27/2005	$3,000	2,986

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $444,545)		444,545

TOTAL INVESTMENTS (104.3%)
(Cost $8,121,736)		9,934,312

OTHER ASSETS AND LIABILITIES (-4.3%)

Other Assets—Note B		51,985
Security Lending Collateral Payable
to Brokers--Note F		(425,171)
Other Liabilities		(40,741)

		(413,927)

NET ASSETS (100%)		$ 9,520,385

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 4.3%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)	Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
(Ptg. Ctf.)--Participating Certificate.

38

Amount (000)

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 7,853,291
Undistributed Net Investment Income	202,243
Accumulated Net Realized Losses	(349,027)
Unrealized Appreciation
Investment Securities	1,812,576
Futures Contracts	53
Foreign Currencies and
Forward Currency Contracts	1,249

NET ASSETS	$ 9,520,385

Investor Shares—Net Assets
Applicable to 332,509,630 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 7,904,203

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$ 23.77

Admiral Shares—Net Assets
Applicable to 11,249,580 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 628,190

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$ 55.84

Institutional Shares—Net Assets
Applicable to 41,503,882 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 987,992

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$ 23.80

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

39

Pacific Stock Index Fund	Shares	Market Value^ (000)
COMMON STOCKS (99.7%)(1)
Australia (17.7%)
BHP Billiton Ltd.	6,998,266	$72,399
National Australia Bank Ltd.	2,807,037	59,274
Commonwealth
Bank of Australia	2,325,461	55,758
Australia & New Zealand
Bank Group Ltd.	3,372,583	51,391
Westpac Banking Corp., Ltd.	3,281,220	46,273
News Corp. Ltd. Pfd.	4,019,405	31,524
*Westfield Group	2,659,861	29,802
Woolworths Ltd.	1,902,590	19,015
Wesfarmers Ltd.	700,682	18,187
AMP Ltd.	3,453,346	16,431
News Corp. Ltd.	2,023,798	16,281
Rio Tinto Ltd.	579,709	15,848
Coles Myer Ltd.	2,045,861	14,579
Foster's Group Ltd.	3,744,125	14,123
Telstra Corp. Ltd.	3,996,872	13,942
QBE Insurance Group Ltd.	1,271,606	13,041
Suncorp-Metway Ltd.	999,300	12,779
Woodside Petroleum Ltd.	868,822	12,635
Insurance Australia Group Ltd.	2,961,735	11,924
Macquarie Bank Ltd.	402,143	11,892
Rinker Group Ltd.	1,760,488	11,414
WMC Resources Ltd.	2,154,633	10,863
Tabcorp Holdings Ltd.	942,353	10,558
General Property Trust	3,759,567	10,447
Stockland	2,359,794	10,382
Macquarie Infrastucture Group	3,599,052	9,974
Brambles Industries Ltd.	1,804,146	9,555
Amcor Ltd.	1,635,366	9,320
Alumina Ltd.	2,158,686	8,868
Australian Gas Light Co., Ltd.	850,194	8,319
BlueScope Steel Ltd.	1,363,407	7,872
CSL Ltd.	365,740	7,868
Newcrest Mining Ltd.	611,735	7,613
Santos Ltd.	1,087,122	6,740
Orica Ltd.	504,228	6,395
Origin Energy Ltd.	1,243,796	6,271
Lend Lease Corp.	686,737	5,920
Boral Ltd.	1,091,755	5,415
John Fairfax Holdings Ltd.	1,684,126	5,397
*Centro Properties Group	1,342,878	4,855
Transurban Group	994,024	4,715
Coca-Cola Amatil Ltd.	850,918	4,678
Macquarie Goodman
Industrial Trust	2,965,508	4,452
*DB RREEF Trust	4,568,023	4,402
Mirvac Group	1,297,150	4,389
Investa Property Group	2,682,264	4,167
James Hardie Industries NV	856,487	4,030
Toll Holdings Ltd.	446,677	$3,944
Mayne Group Ltd.	1,195,670	3,930
Patrick Corp. Ltd.	928,885	3,858
Aristocrat Leisure Ltd.	577,560	3,706
AXA Asia Pacific Holdings Ltd.	1,295,952	3,698
CSR Ltd.	1,697,953	3,424
Sonic Healthcare Ltd.	446,764	3,387
Lion Nathan Ltd.	549,031	3,232
*Southcorp Ltd.	1,177,247	3,166
CFS Gandel Retail Trust	2,621,979	3,075
Paperlinx Ltd.	826,012	2,974
Perpetual Trustees Australia Ltd.	71,372	2,969
Computershare Ltd.	719,448	2,805
Publishing & Broadcasting Ltd.	246,917	2,698
Australian Stock Exchange Ltd.	188,761	2,610
Commonwealth
Property Office Fund	2,413,199	2,343
Harvey Norman Holdings Ltd.	980,167	2,226
Pacific Brands Ltd.	943,919	2,186
Leighton Holdings Ltd.	254,215	2,123
OneSteel Ltd.	1,042,473	2,048
Ansell Ltd.	300,457	2,011
ING Industrial Fund	1,238,751	1,952
Cochlear Ltd.	100,464	1,861
Iluka Resources Ltd.	439,983	1,610
Futuris Corp., Ltd.	990,782	1,480

		801,293

Hong Kong (5.5%)
Hutchison Whampoa Ltd.	3,968,600	30,465
Cheung Kong Holdings Ltd.	2,803,100	23,229
Sun Hung Kai Properties Ltd.	2,458,800	22,745
CLP Holdings Ltd.	3,362,899	19,313
Hang Seng Bank Ltd.	1,423,746	18,932
Hong Kong &
China Gas Co., Ltd.	6,829,651	13,162
Boc Hong Kong Holdings Ltd.	6,889,500	12,525
Swire Pacific Ltd. A Shares	1,731,900	12,238
Hong Kong
Electric Holdings Ltd.	2,582,900	11,548
Wharf Holdings Ltd.	2,278,714	7,495
Esprit Holdings Ltd.	1,332,000	7,119
Bank of East Asia Ltd.	2,471,273	7,080
Henderson Land
Development Co. Ltd.	1,349,000	6,257
Hong Kong
Exchanges & Clearing Ltd.	1,965,000	4,469
Li & Fung Ltd.	2,997,500	4,429
*PCCW Ltd.	6,479,569	3,933
MTR Corp.	2,461,000	3,684
New World
Development Co., Ltd.	4,177,975	3,650
Hang Lung Properties Ltd.	2,433,500	3,611

40

	Shares	Market Value^ (000)
Cathay Pacific Airways Ltd.	1,890,000	$ 3,278
Techtronic Industries Co., Ltd.	1,601,000	3,188
Johnson Electric Holdings Ltd.	2,727,100	2,715
Hopewell Holdings Ltd.	1,151,000	2,477
Television Broadcasts Ltd.	534,000	2,285
Shangri-La Asia Ltd.	1,976,744	2,273
Yue Yuen Industrial
(Holdings) Ltd.	894,500	2,247
Cheung Kong Infrastructure
Holdings Ltd.	840,000	2,239
Hysan Development Co., Ltd.	1,161,211	1,925
Kerry Properties Ltd.	897,227	1,729
Kingboard Chemical
Holdings Ltd.	792,500	1,660
Sino Land Co.	1,929,600	1,649
Giordano International Ltd.	2,661,108	1,487
Orient Overseas
International Ltd.	376,000	1,367
ASM Pacific Technology Ltd.	324,000	1,051
Texwinca Holdings Ltd.	1,108,000	1,004
SCMP Group Ltd.	1,774,546	712
SmarTone
Telecommunications Ltd.	558,500	596
Kingboard Chemical
Holdings Ltd. Warrants
Exp. 12/31/2006	77,400	36

		249,802

Japan (73.0%)
Toyota Motor Corp.	5,359,900	208,460
Takeda Chemical
Industries Ltd.	1,650,400	79,575
Canon, Inc.	1,564,500	77,054
Mitsubishi Tokyo
Financial Group Inc.	8,414	71,315
Honda Motor Co., Ltd.	1,446,700	69,753
NTT DoCoMo, Inc.	37,252	65,601
Sony Corp.	1,719,338	59,745
Matsushita Electric
Industrial Co., Ltd.	4,096,945	59,299
Mizuho Financial Group, Inc.	14,400	55,463
Nissan Motor Co., Ltd.	4,614,500	51,929
Sumitomo Mitsui
Financial Group, Inc.	7,530	48,857
Tokyo Electric Power Co.	2,134,200	48,235
Nomura Holdings Inc.	3,466,000	42,432
Nippon Telegraph and
Telephone Corp.	9,640	40,851
Hitachi Ltd.	5,938,000	37,298
Millea Holdings, Inc.	2,757	36,348
East Japan Railway Co.	6,310	33,098
*UFJ Holdings Inc.	7,090	32,849
Fuji Photo Film Co., Ltd.	860,000	29,317
Chubu Electric Power Co.	1,230,800	$ 26,716
Nippon Steel Corp.	11,370,000	26,554
JFE Holdings, Inc.	980,900	26,280
Shin-Etsu Chemical Co., Ltd.	667,000	25,313
Kansai Electric Power Co., Inc.	1,340,000	25,086
Sharp Corp.	1,752,000	24,154
Denso Corp.	984,500	23,549
Ricoh Co.	1,244,000	23,195
Mitsubishi Corp.	2,036,000	22,452
Ito-Yokado Co., Ltd.	621,500	22,240
Kao Corp.	959,000	22,081
Kyocera Corp.	301,800	21,856
Bridgestone Corp.	1,201,500	21,724
Toshiba Corp.	5,377,000	21,621
Yamanouchi
Pharmaceuticals Co., Ltd.	569,800	20,873
Nintendo Co.	184,000	20,724
Rohm Co., Ltd.	198,400	20,328
Hoya Corp.	198,100	20,297
Seven Eleven Japan Co. Ltd.	687,600	19,879
Mitsui & Co., Ltd.	2,351,000	19,726
Murata Manufacturing Co., Ltd.	413,000	19,641
Mitsui Sumitomo
Insurance Co.	2,387,530	19,561
Fujitsu Ltd.	3,266,000	19,407
Softbank Corp.	424,000	19,166
Mitsubishi Estate Co., Ltd.	1,808,000	19,052
Tokyo Gas Co., Ltd.	4,694,000	17,461
Orix Corp.	148,700	17,406
Tokyo Electron Ltd.	318,430	17,242
Aeon Co., Ltd.	1,071,500	17,113
NEC Corp.	3,043,000	16,850
Dai-Nippon Printing Co., Ltd.	1,198,000	16,370
Fanuc Co., Ltd.	266,700	16,074
TDK Corp.	222,500	15,421
Nippon Oil Corp.	2,389,600	15,145
Central Japan Railway Co.	1,871	15,117
Mitsubishi Heavy
Industries Ltd.	5,322,000	14,935
Mitsubishi Electric Corp.	3,188,000	14,891
*T & D Holdings, Inc.	336,300	14,821
Kyushu Electric Power Co., Inc.	748,300	14,798
Japan Tobacco, Inc.	1,671	14,650
Nitto Denko Corp.	306,400	14,514
Sankyo Co., Ltd.	693,300	14,364
Secom Co., Ltd.	389,500	14,122
*Resona Holdings Inc.	8,444,000	13,916
Mitsui Fudosan Co., Ltd.	1,299,000	13,762
Daiwa Securities Group Inc.	2,225,000	13,620
Fujisawa
Pharmaceutical Co., Ltd.	520,900	13,588
Tohoku Electric Power Co.	793,300	13,514

41

Pacific Stock Index Fund	Shares	Market Value^ (000)
Eisai Co., Ltd.	467,800	$13,436
Keyence Corp.	59,380	13,353
Asahi Glass Co., Ltd.	1,418,000	13,006
Nikko Securities Co., Ltd.	2,893,000	12,913
West Japan Railway Co.	3,155	12,568
Sumitomo Corp.	1,677,000	12,460
Sumitomo Trust &
Banking Co., Ltd.	2,139,000	12,448
Ajinomoto Co., Inc.	1,086,000	12,006
Sompo Japan Insurance Inc.	1,375,000	11,964
Sumitomo Chemical Co.	2,458,000	11,898
Sumitomo Electric
Industries Ltd.	1,252,000	11,849
Bank of Yokohama Ltd.	1,980,000	11,821
Komatsu Ltd.	1,761,000	11,758
Kirin Brewery Co., Ltd.	1,280,000	11,475
Osaka Gas Co., Ltd.	3,730,000	10,784
*Itochu Corp.	2,502,000	10,744
SMC Corp.	100,200	10,710
Konica Minolta Holdings, Inc.	790,500	10,526
Promise Co., Ltd.	163,800	10,397
Toray Industries, Inc.	2,208,000	10,292
Toppan Printing Co., Ltd.	1,040,000	10,029
Yamato Transport Co., Ltd.	742,000	9,985
Mitsui Osk Lines Ltd.	1,681,000	9,941
Asahi Kasei Corp.	2,278,000	9,696
Sekisui House Ltd.	920,000	9,478
Daiwa House Industry Co., Ltd.	918,000	9,371
Nidec Corp.	84,400	9,124
Advantest Corp.	129,800	9,058
Kinki Nippon Railway Co.	2,839,150	9,010
Daikin Industries Ltd.	367,000	8,917
Kubota Corp.	1,958,000	8,906
Omron Corp.	393,000	8,901
Shizuoka Bank Ltd.	1,068,000	8,891
Sanyo Electric Co., Ltd.	2,774,000	8,856
Daiichi Pharmaceutical Co., Ltd.	452,300	8,796
Mitsubishi Chemical Corp.	3,026,000	8,748
Shionogi & Co., Ltd.	555,000	8,598
Nippon Yusen
Kabushiki Kaisha Co.	1,712,000	8,593
Chiba Bank Ltd.	1,332,000	8,542
OJI Paper Co., Ltd.	1,482,000	8,443
Acom Co., Ltd.	133,320	8,349
Trend Micro Inc.	173,500	8,300
Toyoda Automatic
Loom Works Ltd.	363,500	8,233
Tostem Inax Holding Corp.	462,408	8,213
Shiseido Co., Ltd.	630,000	8,205
Tokyu Corp.	1,806,000	8,163
Credit Saison Co., Ltd.	255,400	8,153
Olympus Corp.	417,000	8,070
Sumitomo Metal
Industries Ltd.	6,682,000	$ 8,054
*Yahoo Japan Corp.	1,781	8,034
Chugai Pharmaceutical Co., Ltd.	511,300	7,993
Aiful Corp.	79,100	7,881
Terumo Corp.	313,100	7,784
Takefuji Corp.	123,260	7,777
Sumitomo Realty &
Development Co.	707,000	7,756
*† Yahoo Japan Corp.	1,718	7,750
Dentsu Inc.	2,840	7,595
Seiko Epson Corp.	182,200	7,515
Asahi Breweries Ltd.	716,100	7,364
Marui Co., Ltd.	582,200	7,286
Nippon Unipac Holding	1,637	7,261
Nippon Express Co., Ltd.	1,479,000	7,117
Mitsui Trust Holding Inc.	991,400	6,806
Daito Trust
Construction Co., Ltd.	160,100	6,754
Aisin Seiki Co., Ltd.	301,038	6,733
Nippon Mining Holdings Inc.	1,415,500	6,718
*Electric Power
Development Co., Ltd.	254,000	6,626
Shinsei Bank, Ltd.	1,010,764	6,568
Rakuten, Inc .	877	6,566
Odakyu Electric Railway Co.	1,225,000	6,518
NTT Data Corp.	2,350	6,440
Sumitomo Metal Mining Co.	953,000	6,417
Kajima Corp.	1,664,000	6,268
Fast Retailing Co., Ltd.	98,200	6,233
Marubeni Corp.	2,361,000	6,181
Kobe Steel Ltd.	4,408,095	6,144
Hokkaido Electric
Power Co., Ltd.	326,607	6,044
JSR Corp.	331,900	6,026
Kawasaki Kisen Kaisha Ltd.	884,000	5,886
*Sega Sammy Holdings Inc.	126,816	5,876
Ohbayashi Corp.	1,071,000	5,749
Joyo Bank Ltd.	1,288,000	5,725
Taisho Pharmaceutical Co.	316,000	5,696
Teijin Ltd.	1,465,000	5,684
Bank of Fukuoka, Ltd.	1,000,000	5,679
Oriental Land Co., Ltd.	92,600	5,511
Hirose Electric Co., Ltd.	55,600	5,503
NOK Corp.	177,300	5,376
Keio Electric Railway Co., Ltd.	1,012,000	5,346
Mitsui Chemicals, Inc.	1,096,000	5,346
Kuraray Co., Ltd.	676,500	5,275
Yokogawa Electric Corp.	401,000	5,219
Kaneka Corp.	498,000	5,182
Pioneer Corp.	283,800	5,129
Taisei Corp.	1,434,000	5,118

42

	Shares	Market Value^ (000)
Tobu Railway Co., Ltd.	1,439,000	$5,109
Nikon Corp.	514,000	5,039
Yamada Denki Co., Ltd.	139,600	4,943
Toto Ltd.	551,000	4,929
CSK Corp.	120,700	4,876
ToneGeneral Sekiyu K.K.	551,000	4,794
Sekisui Chemical Co.	751,000	4,767
Yamaha Corp.	306,300	4,670
Yamaha Motor Co., Ltd.	306,500	4,656
Citizen Watch Co., Ltd.	492,000	4,615
Kyowa Hakko Kogyo Co.	646,000	4,514
Office Building Fund of Japan Inc.	537	4,511
Matsushita Electric Works, Ltd.	543,000	4,469
*Furukawa Electric Co.	1,033,000	4,319
Showa Denko K.K.	1,787,000	4,308
Stanley Electric Co.	278,400	4,287
Keihin Electric
Express Railway Co., Ltd.	727,000	4,190
Casio Computer Co.	352,000	4,173
Takashimaya Co.	487,000	4,164
Hokugin Financial Group, Inc.	1,792,000	4,067
Leopalace21 Corp.	222,800	4,062
NTN Corp.	774,000	4,060
Shimizu Corp.	956,000	4,051
Toyo Seikan Kaisha Ltd.	260,000	4,042
Mitsui Mining &
Smelting Co., Ltd.	1,013,000	3,997
NGK Insulators Ltd.	494,000	3,982
Mabuchi Motor Co.	52,600	3,898
Uni-Charm Corp.	77,200	3,897
JGC Corp.	362,000	3,828
Nissin Food Products Co., Ltd.	154,300	3,756
Nippon Meat Packers, Inc.	298,000	3,710
Nomura Research Institute, Ltd.	41,900	3,654
Sankyo Co., Ltd.	90,700	3,622
Alps Electric Co., Ltd.	301,000	3,620
Kawasaki Heavy
Industries Ltd.	2,281,000	3,609
Ushio Inc.	208,000	3,596
77 Bank Ltd.	605,000	3,595
Lawson Inc.	106,300	3,544
Toho Co., Ltd.	245,500	3,530
Tosoh Corp.	834,000	3,526
NSK Ltd.	820,000	3,521
Net One Systems Co., Ltd.	916	3,485
Konami Corp.	154,700	3,482
USS Co., Ltd.	42,870	3,460
*Japan Airlines System Co.	1,248,000	3,408
Gunma Bank Ltd.	668,000	3,397
Taiheiyo Cement Corp.	1,500,000	3,390
Mitsubishi Materials Corp.	1,679,000	3,368
Yakult Honsha Co., Ltd.	213,000	3,364
NEC Electronics Corp.	68,600	$3,346
Onward Kashiyama Co., Ltd.	256,000	3,327
Japan Real Estate
Investment Corp.	412	3,290
*Oki Electric Industry Co. Ltd.	961,000	3,285
Benesse Corp.	118,200	3,284
Kamigumi Co., Ltd.	457,000	3,236
Amada Co., Ltd.	605,000	3,213
Isetan Co.	311,100	3,164
FamilyMart Co., Ltd.	117,700	3,153
THK Co., Inc.	177,700	3,082
Dowa Mining Co. Ltd.	508,000	3,062
Hitachi Chemical Co., Ltd.	193,500	3,050
Nisshin Steel Co.	1,386,000	3,028
Shimano, Inc.	123,400	3,027
The Suruga Bank, Ltd.	394,000	3,024
Nisshin Seifun Group Inc.	301,000	3,002
Bandai Co., Ltd.	137,200	2,997
Uny Co., Ltd.	298,000	2,977
Oracle Corp. Japan	59,300	2,971
Mitsukoshi, Ltd.	669,000	2,961
NGK Spark Plug Co.	300,000	2,944
All Nippon Airways Co., Ltd.	941,000	2,933
Mitsubishi Rayon Co., Ltd.	904,000	2,877
Aeon Credit Service Co. Ltd.	43,830	2,869
Makita Corp.	207,000	2,846
Hino Motors, Ltd.	426,000	2,832
Daimaru, Inc.	379,000	2,812
*Sumitomo Heavy Industries Ltd.	956,000	2,773
Kurita Water Industries Ltd.	185,300	2,729
Mitsubishi Gas Chemical Co.	631,000	2,698
*Ishikawajima-Harima
Heavy Industries Co.	2,044,000	2,676
Fujikura Ltd.	609,000	2,673
Dai-Nippon Ink &
Chemicals, Inc.	1,168,000	2,629
Japan Retail Fund
Investment Corp.	324	2,584
JAFCO Co., Ltd.	48,900	2,510
Showa Shell Sekiyu K.K.	279,900	2,504
Minebea Co., Ltd.	589,000	2,496
Shimamura Co., Ltd.	34,000	2,488
Meitec Corp.	65,600	2,465
Nippon Sanso Corp.	490,000	2,436
Kikkoman Corp.	275,000	2,414
Uniden Corp.	111,000	2,399
Nissan Chemical Industries, Ltd.	294,000	2,384
Meiji Dairies Corp.	410,000	2,332
Denki Kagaku Kogyo K.K.	767,000	2,326
Seino Transportation Co., Ltd.	257,000	2,323
Toyobo Ltd.	1,036,000	2,322
Ito En, Ltd.	51,100	2,305

43

Pacific Stock Index Fund	Shares	Market Value^ (000)
ZEON Corp.	292,527	$ 2,303
Fuji Electric Holdings Co., Ltd.	898,000	2,300
Itochu Techno-Science Corp.	56,800	2,289
Central Glass Co., Ltd.	337,000	2,266
TIS Inc.	67,100	2,262
Obic Co., Ltd.	11,900	2,229
Daicel Chemical Industries Ltd.	472,000	2,227
Meiji Seika Kaisha Ltd.	540,000	2,217
Nippon Sheet Glass Co., Ltd.	657,000	2,209
Hitachi Construction
Machinery Co.	181,200	2,208
Skylark Co., Ltd.	131,300	2,171
Aoyama Trading Co., Ltd.	99,800	2,171
Ebara Corp.	470,000	2,169
Sanken Electric Co., Ltd.	186,000	2,168
Kansai Paint Co., Ltd.	376,000	2,156
Fuji Television Network, Inc.	945	2,127
*Ube Industries Ltd.	1,447,000	2,126
Ryohin Keikaku Co., Ltd.	47,300	2,111
Mitsui Engineering &
Shipbuilding Co., Ltd.	1,234,000	2,092
Taiyo Yuden Co., Ltd.	200,000	2,083
Shimachu Co.	89,700	2,082
Koyo Seiko Co., Ltd.	184,000	2,072
Toyoda Gosei Co., Ltd.	108,500	2,064
Nisshinbo Industries, Inc.	304,000	2,007
Teikoku Oil Co., Ltd.	366,000	2,006
Sapparo Holdings Ltd.	496,000	1,976
Yamazaki Baking Co., Ltd.	224,000	1,972
Wacoal Corp.	174,000	1,966
World Co., Ltd.	67,200	1,962
Takara Holdings Inc.	300,000	1,938
*Circle K Sunkus Co., Ltd.	79,800	1,913
Coca-Cola West Japan Co. Ltd.	76,900	1,861
House Foods Industry Corp.	133,900	1,831
Nippon Light Metal Co.	754,000	1,825
Susuken Co., Ltd.	85,820	1,822
Sumitomo Bakelite Co. Ltd.	310,000	1,822
Mitsubishi Logistics Corp.	204,000	1,815
Rinnai Corp.	66,700	1,812
Dai-Nippon Screen
Manufacturing Co., Ltd.	349,000	1,801
Toyo Suisan Kaisha, Ltd.	154,000	1,800
Tokyu Land Corp.	598,000	1,791
Fuji Soft ABC Inc.	55,900	1,769
Matsumotokiyoshi Co., Ltd.	69,500	1,744
Q.P. Corp.	204,100	1,739
Nitori Co., Ltd.	31,559	1,709
Nippon Shokubai Co., Ltd.	236,000	1,707
Gunze Ltd.	362,000	1,657
Kinden Corp.	244,000	1,652
Sanwa Shutter Corp.	321,000	1,638
Hitachi Capital Corp.	99,800	$ 1,627
Kuraya Sanseido Inc.	171,282	1,626
Okumura Corp.	335,000	1,612
Asatsu-DK Inc.	56,800	1,610
*Sojitz Holdings Corp.	356,400	1,594
Hankyu Department Stores, Inc.	227,000	1,582
Nichirei Corp.	460,000	1,581
Comsys Holdings Corp.	201,000	1,520
Tokyo Style Co.	135,000	1,470
Sumitomo Osaka
Cement Co., Ltd.	666,000	1,461
Katokichi Co., Ltd.	77,000	1,445
Toda Corp.	356,000	1,408
Kokuyo Co., Ltd.	132,200	1,407
Sanden Corp.	211,000	1,375
Alfresa Holdings Corp.	37,900	1,374
Nishimatsu Construction Co.	441,000	1,370
Mitsumi Electric Co., Ltd.	121,100	1,359
Komori Corp.	98,000	1,348
Autobacs Seven Co., Ltd.	49,000	1,315
Nippon Kayaku Co., Ltd.	252,000	1,315
Aderans Co. Ltd.	62,600	1,294
Hitachi Cable Ltd.	309,000	1,208
The Goodwill Group, Inc.	616	1,201
Anritsu Corp.	168,000	1,199
Nichii Gakkan Co.	40,340	1,086
Tokyo Broadcasting System, Inc.	67,500	1,079
Ishihara Sangyo Kaisha Ltd.	507,000	1,060
Hitachi Software
Engineering Co., Ltd.	53,800	1,051
Amano Corp.	121,000	1,000
Ariake Japan Co., Ltd.	36,844	932
Saizeriya Co., Ltd.	54,450	930
Takuma Co., Ltd.	126,000	926
Kaken Pharmaceutical Co.	151,000	882
*Kanebo Ltd.	80,500	854
Namco Ltd.	69,000	804
*†Namco Ltd.	65,500	764
*Snow Brand Milk Products Co.	256,000	752
Capcom Co., Ltd.	77,400	650

		3,313,754

New Zealand (0.7%)
Telecom Corp. of
New Zealand Ltd.	3,595,536	14,193
Fletcher Building Ltd.	807,705	3,011
Sky City
Entertainment Group Ltd.	771,261	2,364
Auckland International
Airport Ltd.	450,284	2,212
Contact Energy Ltd.	536,059	2,189
Carter Holt Harvey Ltd.	1,214,294	1,786

44

	Shares	Market Value^ (000)
Fisher & Paykel
Healthcare Corp. Ltd.	845,150	$ 1,677
Fisher & Paykel
Appliances Holdings Ltd.	459,595	1,258
*Tower Ltd.	526,469	854
The Warehouse Group Ltd.	259,342	724
Independent Newspapers Ltd.	202,666	702
Waste Management NZ Ltd.	187,465	689
*Sky Network Television, Ltd.	175,134	667
NGC Holdings, Ltd.	285,328	601
*Tenon Ltd. Pfd.	234,309	349
*Tenon Ltd.	88,340	133

		33,409

Singapore (2.8%)
DBS Group Holdings Ltd.	2,081,161	19,496
United Overseas Bank Ltd.	2,194,567	17,791
Oversea-Chinese
Banking Corp., Ltd.	1,992,510	16,512
Singapore
Telecommunications Ltd.	10,793,680	15,686
Singapore Press Holdings Ltd.	2,915,833	8,230
Singapore Airlines Ltd.	1,018,362	6,543
Keppel Corp., Ltd.	1,007,750	4,841
Venture Corp. Ltd.	405,000	3,843
City Developments Ltd.	845,412	3,198
Singapore Technologies
Engineering Ltd.	2,426,407	3,045
ComfortDelgro Corp Ltd.	3,237,000	2,780
Fraser & Neave Ltd.	324,900	2,673
Capitaland Ltd.	1,867,300	2,074
Neptune Orient Lines Ltd.	920,000	1,641
Sembcorp Industries Ltd.	1,717,419	1,578
Singapore Exchange Ltd.	1,334,000	1,410
Capitamall Trust	1,216,148	1,234
Singapore Post Ltd.	2,453,000	1,186
Creative Technology Ltd.	100,450	1,134
*Chartered Semiconductor
Manufacturing Ltd.	1,866,000	1,132
*ST Assembly
Test Services Ltd.	1,815,000	1,084
Ascendas REIT	1,127,000	1,056
Jardine Cycle N Carriage Ltd.	211,128	1,014
United Overseas Land Ltd.	739,500	999
Parkway Holdings Ltd.	1,079,640	927
Sembcorp Logistics Ltd.	569,000	789
Keppel Land Ltd.	658,000	715
Singapore Land Ltd.	236,000	632
SembCorp Marine Ltd.	910,000	574
Haw Par Brothers
International Ltd.	190,193	566
Allgreen Properties Ltd.	885,000	547
SMRT Corp. Ltd.	1,075,000	462
Overseas Union Enterprise Ltd.	101,000	$ 443
Wing Tai Holdings Ltd.	783,000	428
*Datacraft Asia Ltd.	424,000	335
*City Developments Ltd.
Warrants Exp. 5/10/2006	77,841	179

		126,777

TOTAL COMMON STOCKS
(Cost $4,376,422)		4,525,035

TEMPORARY CASH INVESTMENTS (10.2%)(1)

Money Market Fund (10.2%)
Vanguard Market Liquidity Fund,
1.77%**—Note F	460,827,938	460,828
	Face Amount
	(000)

U.S. Government Security
U.S. Treasury Bill
(2)1.79%, 1/27/2005	$ 2,000	1,991

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $462,819)		462,819

TOTAL INVESTMENTS (109.9%)
(Cost $4,839,241)		4,987,854

OTHER ASSETS AND LIABILITIES (-9.9%)

Other Assets—Note B		32,672
Security Lending Collateral Payable
to Brokers—Note F		(460,828)
Other Liabilities		(20,296)

		(448,452)

NET ASSETS (100%)		$ 4,539,402

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
†	Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of October 31, 2004.
(1)	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 10.0%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)	Security segregated as initial margin for open futures contracts.

45

Pacific Stock Index Fund	Amount (000)
AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
Paid-in Capital	$ 4,516,581
Undistributed Net Investment Income	51,275
Accumulated Net Realized Losses	(177,361)
Unrealized Appreciation (Depreciation)
Investment Securities	148,613
Futures Contracts	(562)
Foreign Currencies and
Forward Currency Contracts	856

NET ASSETS	$ 4,539,402

Investor Shares—Net Assets
Applicable to 402,423,881 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 3,471,436

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$ 8.63

Admiral Shares—Net Assets
Applicable to 5,565,478 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 314,283

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$ 56.47

Institutional Shares—Net Assets
Applicable to 87,231,709 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 753,683

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$ 8.64

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

46

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)
COMMON STOCKS (99.8%)
Argentina (0.7%)
Tenaris SA	873,360	$ 3,911
*Petrobras Energia
Participaciones SA	2,793,960	3,243
*Telecom Argentina
STET-France Telecom SA	1,307,085	2,797
Tenaris SA (Mexico)	450,275	2,012
Siderar SA Class A	276,367	1,761
*Transportadora de Gas Sur SA	892,055	916
Tenaris SA ADR	19,234	861
*BBVA Banco Frances SA	381,270	738
*Molinos Rio de la Plata SA	345,996	490
*Irsa Inversiones y
Representaciones SA	485,272	462
Solvay Indupa S.A.I.C.	365,938	404
*Petrobras Energia
Participaciones SA ADR	31,000	352
Cresud SA	209,663	295
*Banco Frances
SA Rights Exp. 11/17/2004	281,470	52

		18,294

Brazil (10.2%)
Petroleo Brasileiro SA Pfd.	1,271,589	41,585
Petroleo Brasileiro SA	923,362	32,845
Companhia Vale do
Rio Doce Pfd. Class A	1,337,581	24,260
Companhia Vale do Rio Doce	1,091,920	23,127
Banco Itau Holding
Financeira SA	171,768	20,779
Companhia de Bebidas das
Americas Pfd.	69,950,585	17,389
Banco Bradesco SA	240,849	14,564
Tele Norte Leste
Participacoes SA Pfd.	831,589	10,925
Empresa Brasileira
de Aeronautica SA Pfd.	1,143,491	7,607
Unibanco-Uniao
de Bancos Brasileiros SA	1,321,699	7,034
Companhia Energetica
de Minas Gerais Pfd.	298,305,323	6,894
Companhia Siderurgica
Nacional SA	462,884	6,848
Gerdau SA Pfd.	435,232	6,437
Centrais Electricas
Brasileiras SA	361,478,468	5,620
Usiminas-Usinas
Siderugicas de Minas
Gerais SA Pfd. Class A	344,081	5,211
Aracruz Celulose SA Pfd.
B Shares	1,458,823	4,924
*Braskem SA Pfd. A Shares	122,697,444	$ 4,511
Brasil Telecom
Participacoes SA Pfd.	727,145,850	4,481
Votorantim Celulose e
Papel SA Pfd.	52,277,976	3,622
*Telesp Celular
Participacoes SA Pfd.	1,374,389,492	3,282
Centrais Electricas
Brasileiras SA Pfd.
B Shares	218,756,176	3,247
Klabin SA	1,832,456	3,016
*Caemi Mineracao e
Metalurgia SA Pfd.	4,983,974	2,984
Souza Cruz SA	253,693	2,842
Sadia SA Pfd.	1,369,238	2,479
Companhia Brasileira de
Distribuicao Grupo Pao
de Acucar Pfd.	98,523,119	2,351
Tele Norte Leste
Participacoes SA	182,110	2,308
Tele Celular Sul
Participacoes SA Pfd.	1,378,091,137	1,919
Companhia Siderurgica de
Tubarao	45,661,200	1,843
*Tele Centro Oeste Celular
Participacoes SA Pfd.	481,366,870	1,480
Brasil Telecom
Participacoes SA	185,841,938	1,347
Embratel Participacoes
SA Pfd.	667,470,918	1,197
Companhia Paranaense de
Energia-COPEL	316,564,632	1,143
Companhia de Tecidos
Norte de Minas Pfd.	11,876,668	1,131
Companhia de Saneamento
Basico do Estado de
Sao Paulo	26,411,100	1,070
Telemig Celular
Participacoes SA Pfd.	736,035,347	972
Duratex SA Pfd.	19,764,256	827
Celular CRT Participacoes SA	2,944,800	541

		284,642

Chile (2.2%)
Empresas Copec SA	1,472,000	10,832
Empresas CMPC SA	323,599	6,743
*Enersis SA	40,843,670	6,111
Empresa Nacional de
Electricidad SA	10,494,500	5,843
Compania de
Telecomunicaciones
de Chile SA	1,696,700	4,404

47

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)
Banco Santander Chile SA	153,651,400	$ 4,102
S.A.C.I. Falabella, SA	1,556,500	3,474
Empresa Nacional de
Telecomunicaciones SA	303,300	2,192
Sociedad Quimica y
Minera de Chile SA	399,200	2,041
Compania Acero del
Pacifico SA (CAP)	271,000	2,003
Vina Concha y Toro SA	1,546,962	1,990
Distribucion y
Servicio D&S SA	2,052,500	1,971
Cencosud SA	1,235,485	1,830
Colburn SA	13,610,400	1,731
Empresas Almancenes
Paris SA	953,694	1,211
Embotelladora Andina SA
Pfd. Class B	566,710	1,172
Embotelladora Andina SA	480,423	993
Masisa SA	1,582,971	992
Compania Cervecerias
Unidas SA	209,530	948
Parque Arauco SA	1,009,200	468
Enersis SA ADR	17,500	132

		61,183

China (9.2%)
China Mobile (Hong Kong) Ltd.	15,880,500	46,111
PetroChina Co. Ltd.	51,201,400	26,806
CNOOC Ltd.	39,857,500	20,483
China Petroleum &
Chemical Corp.	43,435,700	16,463
*China Life Insurance Co., Ltd.	21,669,000	14,338
China Telecom Corp. Ltd.	42,656,000	13,701
CITIC Pacific Ltd.	3,523,000	9,007
Huaneng Power
International, Inc. H Shares	9,820,000	7,381
*Ping An Insurance (Group) Co.
of China Ltd.	4,139,000	6,514
Cosco Pacific Ltd.	3,470,000	5,996
Yanzhou Coal Mining Co.
Ltd. H Shares	3,938,000	5,186
China Merchants Holdings
International Co. Ltd.	3,476,000	5,136
Denway Motors Ltd.	13,615,000	4,592
Aluminum Corp. of China Ltd.	8,007,000	4,578
China Resources
Enterprise Ltd.	3,037,659	4,234
Legend Group Ltd.	10,892,000	3,918
Beijing Datang Power
Generation Co. Ltd.	4,644,000	3,699
*Semiconductor Manufacturing
International Corp.	17,160,000	3,594
China Shipping
Development Co.	4,194,000	$ 3,502
Zhejiang Expressway Co., Ltd.	4,716,000	3,181
*PICC Property and
Casualty Co. Ltd.	7,754,000	2,789
*China Shipping
Container Lines Co. Ltd.	6,569,000	2,743
Sinopec Shanghai
Petrochemical Co. Ltd.	7,522,000	2,633
Shanghai Industrial
Holding Ltd.	1,265,000	2,397
China Overseas
Land & Investment Ltd.	10,136,000	2,214
Maanshan Iron and
Steel Co. Ltd.	5,564,000	1,948
Jiangsu Expressway Co.
Ltd. H Shares	3,898,000	1,653
China Travel International	6,178,000	1,627
Weiqiao Textile Co. Ltd.	1,100,500	1,605
Anhui Conch Cement Co. Ltd.	1,392,000	1,547
Huadian Power
International Corp. Ltd.	4,694,000	1,508
Brilliance China
Automotive Holdings Ltd.	7,101,000	1,487
Sinotrans Ltd.	4,575,000	1,469
Zhejiang Southeast
Electric Power Co., Ltd.	2,234,900	1,442
BYD Co. Ltd.	477,000	1,342
The Guangshen
Railway Co., Ltd.	4,746,000	1,341
*China Southern
Airlines Co. Ltd.	3,832,000	1,329
Beijing Capital International
Airport Co., Ltd.	3,404,000	1,225
Jiangxi Copper Co. Ltd.	2,244,000	1,189
Sinopec Beijing Yanhua
Petrochemical Co. Ltd.	3,274,000	1,188
Angang New Steel Co. Ltd.	2,862,000	1,158
China Everbright Ltd.	2,276,000	1,118
Guangdong Electric Power
Development Co., Ltd.	1,941,900	1,078
TCL International
Holdings Ltd.	3,791,000	1,035
Fujian Zijin Mining
Industry Co., Ltd.	2,592,000	1,007
Sinopec Yizheng
Chemical Fibre Co., Ltd.	4,816,000	996
*China Eastern
Airlines Corp. Ltd.	5,218,000	985
Beijing Enterprises Holdings Ltd.	820,000	959
Tsingtao Brewery Co., Ltd.	1,012,000	943
Travelsky Technology Ltd.	1,084,000	884

48

	Shares	Market Value^ (000)
Guangzhou Investment Co. Ltd.	10,060,000	$ 853
Shenzhen Expressway Co. Ltd.	2,320,000	835
COFCO International Ltd.	2,076,000	814
China Pharmaceutical
Group Ltd.	2,236,000	549
AviChina Industry &
Technology Co., Ltd.	4,874,000	501
Shenzhen Investment Ltd.	3,545,000	446
Qingling Motors Co.
Ltd. H Shares	3,359,000	445
China Resources Land	2,702,000	396
*Digital China Holdings Ltd.	1,136,100	321
*TCL Communication
Technology Holdings Ltd.	1,516,400	173
China Travel International
Warrants Exp. 5/31/2006	1,319,200	97
	258,689
Czech Republic (0.8%)
Ceske Energeticke Zavody a.s.	661,296	7,317
Cesky Telecom a.s.	517,011	6,773
Komercni Banka a.s.	49,408	6,215
Philip Morris CR a.s.	2,217	1,298
*Zentiva NV	42,000	1,059
*Unipetrol a.s.	255,002	947

		23,609

Hungary (1.7%)
OTP Bank Rt.	815,390	20,551
MOL Magyar Olaj-es Gazipari Rt.	245,154	13,677
Magyar Tavkozlesi Rt.	1,517,575	6,330
Richter Gedeon Rt.	45,214	5,311
BorsodChem Rt.	183,000	1,818

		47,687

India (5.9%)
Reliance Industries Ltd.	2,033,190	23,720
Infosys Technologies Ltd.	556,111	23,370
ICICI Bank Ltd.	1,485,740	9,792
Oil and Natural Gas Corp. Ltd.	547,100	9,505
Housing Development
Finance Corp. Ltd.	563,280	7,940
Hindustan Lever Ltd.	2,473,368	6,799
Satyam Computer Services Ltd.	721,555	5,949
ITC Ltd.	226,710	5,435
Ranbaxy Laboratories Ltd.	224,180	5,429
Tata Motors Ltd.	549,337	5,047
HDFC Bank Ltd.	504,712	4,610
Wipro Ltd.	291,468	4,224
Gail India Ltd.	836,000	3,590
Hindalco Industries Ltd.	119,500	3,127
Larsen & Toubro Ltd.	153,000	2,797
Tata Iron and Steel Co. Ltd.	429,240	2,722
Grasim Industries Ltd.	110,170	2,633
Dr. Reddy's Laboratories Ltd.	156,950	2,600
Bharat Heavy Electricals Ltd.	177,360	$ 2,443
Hero Honda Motors Ltd.	258,950	2,417
Bajaj Auto Ltd.	96,620	2,052
Zee Telefilms Ltd.	611,150	2,014
Maruti Udyog Ltd.	224,600	1,859
Mahanagar Telephone
Nigam Ltd.	605,350	1,840
Hindustan Petroleum
Corporation Ltd.	259,700	1,762
State Bank of India	177,724	1,753
Mahindra & Mahindra Ltd.	168,370	1,650
I-Flex Solutions Ltd.	125,200	1,646
Gujarat Ambuja Cements Ltd.	207,970	1,568
Bharat Petroleum Corp. Ltd.	192,380	1,469
*Sun Pharmaceutical
Industries Ltd.	149,860	1,458
Cipla Ltd.	232,250	1,431
Tata Power Co. Ltd.	164,240	1,086
GlaxoSmithKline
Pharmaceuticals (India) Ltd.	65,500	972
Nestle India Ltd.	78,580	940
Indian Petrochemicals Corp., Ltd.	220,500	912
Videsh Sanchar Nigam Ltd.	189,800	699
Bank of Baroda	199,650	677
Tata Tea Ltd.	75,000	677
Asian Paints (India) Ltd.	100,775	656
Indian Hotels Co. Ltd.	60,970	633
ABB (India) Ltd.	36,570	615
Associated Cement Cos. Ltd.	100,900	570
Moser Baer India Ltd.	124,000	533
Ultratech Cemco Ltd.	79,093	530
Ashok Leyland Ltd.	1,095,800	450
Castrol (India) Ltd.	102,280	369
Colgate-Palmolive (India) Ltd.	112,100	360
Punjab Tractors Ltd.	71,920	292
Britannia Industries Ltd.	19,800	289

		165,911

Indonesia (2.1%)
PT Telekomunikasi
Indonesia Tbk	32,615,046	15,591
PT Hanjaya Mandala
Sampoerna Tbk	9,520,100	6,277
PT Astra International Tbk	7,119,400	6,141
PT Bank Central Asia Tbk	16,060,760	4,236
PT Indonesian Satellite
Corporation Tbk	7,604,500	3,948
PT Bank Mandiri Tbk	19,232,700	3,329
PT Bank Rakyat
Indonesia Tbk	15,055,500	3,226
*PT Bumi Resources Tbk	37,670,000	3,001
PT Gudang Garam Tbk	1,834,600	2,570
PT Bank Danamon Tbk	4,841,700	1,902

49

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)
PT Indofood Sukses
Makmur Tbk	14,081,452	$ 1,045
*PT United Tractors Tbk	4,995,166	1,016
PT Bank Indonesia Tbk	21,978,724	857
Ramayana Lestari
Sentosa PT Tbk	8,297,300	775
PT Perusahaan Gas
Negara Tbk	5,048,000	666
PT Kalbe Farma Tbk	12,934,696	661
*PT Indocement Tunggal
Prakarsa Tbk (Local)	2,918,000	617
PT Semen Gresik Tbk	491,732	613
PT Astra Agro Lestari Tbk	1,496,680	481
PT Tempo Scan Pacific Tbk	524,956	430
PT Aneka Tambang Tbk	2,346,815	387
*PT Lippo Bank (Local) Tbk	5,039,000	318
PT Matahari Putra Prima Tbk	3,813,816	231

		58,318

Israel (4.0%)
Teva Pharmaceutical
Industries Ltd.	1,872,743	48,084
*Check Point Software
Technologies Ltd.	619,790	14,020
Bank Hapoalim Ltd.	2,428,087	6,594
Bank Leumi Le-Israel	2,043,009	4,261
Israel Chemicals Ltd.	1,567,067	2,837
Makhteshim-Agan
Industries Ltd.	688,146	2,815
*Bezeq Israeli Telecommunication
Corp., Ltd.	2,823,090	2,765
*Alvarion Ltd.	167,579	2,246
IDB Development Corp. Ltd.	76,452	1,870
*Orbotech Ltd.	102,075	1,726
*Israel Discount Bank Ltd.	1,416,636	1,538
*M-Systems Flash Disk
Pioneers Ltd.	105,625	1,485
*Koor Industries Ltd.	34,456	1,381
*Partner Communications Co. Ltd.	207,552	1,365
*Given Imaging Ltd.	42,031	1,356
Lipman Electronic Engineering Ltd.	51,200	1,220
*Radware Ltd.	48,983	1,210
Discount Investment Corp. Ltd.	58,433	1,323
Elbit Systems Ltd.	63,304	1,269
*ECI Telecom Ltd.	162,465	1,123
*Audiocodes Ltd.	83,000	1,094
United Mizrahi Bank Ltd.	317,396	1,064
*NICE Systems Ltd.	47,700	1,018
Migdal Insurance Holdings Ltd.	721,928	923
*The Israel Corp. Ltd.-ILS 1 Par	5,551	908
*Retalix Ltd.	48,228	865
Clal Industries and
Investments Ltd.	205,666	846
Clal Insurance
Enterprise Holdings Ltd.	47,697	$ 798
Osem Investment Ltd.	81,594	719
*Super Sol Ltd.	299,987	702
*Elite Industries Ltd. -ILS 1 Par	80,129	695
Blue Square-Israel Ltd.	29,420	292
*Matav-Cable Systems Media Ltd.	37,975	287

		110,699

Mexico (7.0%)
America Movil SA de CV	17,097,185	37,803
Telefonos de Mexico SA	17,239,530	29,523
Cemex SA CPO	3,877,375	22,391
Wal-Mart de Mexico SA	5,790,332	18,953
Grupo Televisa SA CPO	6,652,007	18,307
America Movil SA de
CV Series A	5,555,377	12,163
Telefonos de Mexico
SA Series A	5,555,377	9,485
Fomento Economico
Mexicano UBD	2,044,654	9,040
Kimberly Clark de
Mexico SA de CV Series A	1,605,232	4,803
Grupo Modelo SA	1,703,981	4,370
Grupo Carso SA de CV Series A1	815,996	3,883
*Grupo Mexico SA de CV	830,119	3,419
Grupo Financerio
Banorte SA de CV	646,900	3,040
Alfa SA de CV Series A	744,531	2,895
TV Azteca SA CPO	3,877,100	2,417
Grupo Bimbo SA	945,709	2,131
*Corporacion Interamericana
de Entretenimiento SA de CV	826,593	1,935
*Corporacion GEO, SA de CV	1,175,775	1,835
Coca-Cola Femsa SA de CV	885,122	1,784
Grupo Aeroportuario del
Sureste SA de CV	708,400	1,639
*Consorcio ARA SA de CV	452,800	1,217
Industrias Penoles SA Series CP	254,239	1,157
Controladora Comercial
Mexicana SA de CV (Units)	1,067,071	1,148
Grupo Continental SA	497,622	776
Vitro SA	565,560	505

		196,619

Peru (0.6%)
Compania de Minas
Buenaventura S.A.u	296,533	7,448
Credicorp Ltd.	177,462	2,538
Southern Peru Copper Corp.	44,407	1,916
Minsur SA	656,715	1,760
Edegel SA	2,139,102	1,095
Union de Cervecerias
Backus y Johnston SAA	1,835,832	647

50

	Shares	Market Value^ (000)
Luz del Sur SAA	371,723	$ 509
Compania de Minas
Buenaventura SAA ADR	12,400	308
	16,221
Philippines (0.6%)
*Philippine Long Distance
Telephone Co.	134,696	3,360
Bank of Philippine Islands	2,508,220	2,160
Globe Telecom, Inc.	101,000	1,838
Ayala Land, Inc.	13,862,671	1,797
Ayala Corp.	14,461,080	1,669
SM Prime Holdings, Inc.	9,848,320	1,311
San Miguel Corp. Class B	956,013	1,230
Metropolitan Bank & Trust Co.	1,687,085	839
*Equitable PCI Bank, Inc.	738,000	622
Jollibee Foods Corp.	886,200	488
*Manila Electric Co.	954,393	415
ABS-CBN Broadcasting Corp.	870,200	328
Petron Corp.	5,807,146	325
*First Philippine
Holdings Construction	606,400	296
*Filinvest Land, Inc.	12,859,518	256
*Megaworld Corp.	10,263,000	237

		17,171

Poland (1.7%)
Telekomunikacja Polska SA	2,264,908	10,929
Polski Koncern Naftowy SA	964,713	10,389
Bank Polska Kasa
Opieki Grupa Pekao SA	214,983	8,160
Bank Przemyslowo
Handlowy PBK SA	27,809	3,727
*KGHM Polska Miedz SA	358,319	3,521
Bank Zachodni WBK SA	68,800	1,731
*Agora SA	99,116	1,376
*Prokom Software SA	29,978	1,120
Grupa Kety SA	24,900	945
*Bank Rozwoju Eksportu SA	28,025	870
Frantschach Swiecei SA	41,634	759
Debica SA	19,727	647
*Computerland SA	19,354	626
Orbis SA	82,950	566
Polska Grupa Farmaceutyczna	29,146	532
*Global Trade Centre SA	15,000	530
*Echo Investment SA	18,686	470
*Budimex SA	33,300	466
*Softbank SA	38,790	266
Przedsiebiorstwo
Farmaceutyczne JELFA SA	11,291	186

		47,816

South Africa (16.9%)
Anglo American PLC	4,549,875	98,941
Sasol Ltd.	1,844,973	36,405
Standard Bank Group Ltd.	3,921,008	$ 34,259
Old Mutual PLC	12,413,863	26,047
MTN Group Ltd.	4,293,778	23,221
FirstRand Ltd.	9,717,024	19,174
Gold Fields Ltd.	1,271,904	17,766
Impala Platinum Holdings Ltd.	204,783	16,403
AngloGold Ltd.	429,210	15,788
Sanlam Ltd.	8,507,030	14,893
Telkom South Africa Ltd.	806,457	11,355
Sappi Ltd.	696,175	9,949
Harmony Gold Mining Co., Ltd.	833,100	9,667
Barloworld Ltd.	680,415	9,453
Tiger Brands Ltd.	539,890	7,722
Imperial Holdings Ltd.	630,764	9,378
Bidvest Group Ltd.	813,476	8,870
Naspers Ltd.	965,760	8,814
Anglo American Platinum Corp.	207,574	7,888
Nedcor Ltd.	633,259	6,849
Ispat Iscor Ltd.	649,965	5,700
Edgars Consolidated Stores Ltd.	148,085	5,147
Steinhoff International
Holdings Ltd.	2,774,400	4,808
JD Group Ltd.	515,422	4,771
Nampak Ltd.	1,895,033	4,558
Woolworths Holdings Ltd.	2,803,346	4,371
*Massmart Holdings Ltd.	604,335	4,201
Liberty Group Ltd.	438,459	4,059
AVI Ltd.	1,024,532	3,860
African Bank Investments Ltd.	1,466,707	3,404
Truworths International Ltd.	1,475,897	3,353
Network Healthcare
Holdings Ltd.	3,766,200	3,272
Foschini Ltd.	659,710	3,268
Reunert Ltd.	488,147	2,600
Metropolitan Holdings Ltd.	1,940,029	2,788
Pick'n Pay Stores Ltd.	702,382	2,538
Murray & Roberts Holdings Ltd.	1,059,942	2,463
Shoprite Holdings Ltd.	1,294,357	2,441
Investec Ltd.	105,854	2,407
Aveng Ltd.	1,274,540	2,049
Alexander Forbes Ltd.	1,077,800	2,039
Metro Cash & Carry Ltd.	5,513,415	1,791
SPAR Group Ltd.	539,890	1,695
Tongaat-Hulett Group Ltd.	147,545	1,198

		471,623

South Korea (19.9%)
Samsung Electronics Co., Ltd.	417,442	163,882
*Kookmin Bank	979,545	32,724
Hyundai Motor Co. Ltd.	564,805	27,395
POSCO	178,540	26,713
SK Telecom Co., Ltd.	130,168	20,406
Samsung Electronics Co., Ltd. Pfd.	70,190	18,809

51

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)
Korea Electric Power Corp.	829,281	$ 17,149
LG Electronics Inc.	293,610	16,575
SK Corp.	288,503	15,076
KT Corp.	448,072	14,569
Shinhan Financial Group Ltd.	700,047	13,788
Samsung SDI Co. Ltd.	112,812	10,178
Hana Bank	404,549	10,100
Shinsegae Co., Ltd.	33,655	9,470
Hyundai Mobis	178,775	9,166
KT & G Corp.	317,550	8,793
POSCO ADR	207,000	7,740
S-Oil Corp.	145,712	7,354
Samsung Fire &
Marine Insurance Co.	118,609	7,056
Samsung Corp.	478,030	6,704
LG Chem Ltd.	145,922	5,461
Kia Motors	505,570	4,742
Daewoo Shipbuilding &
Marine Engineering Co., Ltd.	311,250	4,587
Hyundai Heavy
Industries Co., Inc.	147,540	4,468
*Samsung Electro-Mechanics Co.	193,340	4,145
Kangwon Land Inc.	346,108	3,865
*NCsoft Corp.	39,905	3,814
Daelim Industrial Co.	81,080	3,476
Hyundai Motor Co.	121,701	3,370
CJ Corp.	58,220	3,235
NHN Corp.	39,131	3,037
Samsung Heavy
Industries Co. Ltd.	560,610	3,035
Samsung Securities Co. Ltd.	173,110	2,961
Amorepacific Corp.	15,010	2,936
Hankook Tire Co. Ltd.	316,140	2,923
Hanjin Shipping Co., Ltd.	149,650	2,881
*Korea Exchange Bank	414,070	2,756
Samsung Electronics Co.,
Ltd. GDR	14,000	2,744
Hyundai Development Co.	193,600	2,594
Daegu Bank	402,945	2,412
Pusan Bank	376,715	2,372
LG Engineering &
Construction Co., Ltd.	114,610	2,324
Daewoo Engineering &
Construction Co., Ltd.	430,825	2,251
*LG Investment &
Securities Co. Ltd.	313,619	2,171
Nong Shim Co. Ltd.	10,194	2,140
LG Petrochemical Co., Ltd.	87,260	2,120
Cheil Industrial, Inc.	144,780	2,043
Hite Brewery Co., Ltd.	27,790	2,021
S1 Corp.	67,090	1,894
Honam Petrochemical Corp.	46,030	1,801
Kumkang Korea Chemical Co., Ltd.	16,890	$ 1,795
LG Electronics Inc. Pfd.	55,290	1,773
*Korean Air Co. Ltd.	115,548	1,770
Daishin Securities Co.	132,577	1,551
*Daewoo Heavy Industries
& Machinery Ltd.	189,780	1,497
Cheil Communications Inc.	11,080	1,465
Hanwha Chemical Corp.	177,710	1,413
Hyundai Department
Store Co., Ltd.	46,628	1,354
Yuhan Corp.	18,831	1,332
*Hyundai Securities Co.	381,109	1,328
LG Cable Ltd.	62,510	1,044
Dae Duck Electronics Co.	125,593	909
LG Household & Health Care Ltd.	35,102	903
Hyosung Corp.	73,753	896
*Daewoo Securities Co., Ltd.	305,810	877
*Daum Communications Corp.	36,048	794
Samsung Fine Chemicals Co., Ltd.	53,840	779
Poongsan Corp.	72,790	735
*Shinhan Good
Morning Securities Co., Ltd.	199,778	634

		557,075

Taiwan (11.6%)
Taiwan Semiconductor
Manufacturing Co., Ltd.	29,950,495	39,271
*United Microelectronics Corp.	28,142,897	17,018
Cathay Financial Holding Co.	8,000,980	15,329
Hon Hai Precision
Industry Co., Ltd.	4,052,781	14,923
China Steel Corp.	12,688,537	12,763
Nan Ya Plastic Corp.	8,838,070	12,303
Mega Financial
Holding Co. Ltd.	16,394,224	10,944
Formosa Plastic Corp.	6,450,744	9,945
Chinatrust Financial Holding	8,414,648	9,597
Asustek Computer Inc.	3,642,292	8,068
AU Optronics Corp.	7,162,525	7,633
*China Development
Financial Holding Corp.	16,260,684	7,399
MediaTek Incorporation	1,102,265	7,391
Formosa Chemicals
& Fibre Corp.	3,912,433	6,617
Fubon Financial
Holding Co., Ltd.	6,689,100	6,308
Chunghwa Telecom Co., Ltd.	3,406,000	5,914
*First Financial Holding Co., Ltd.	6,867,000	5,530
Acer Inc.	3,493,584	5,114
Quanta Computer Inc.	2,975,099	4,809
Compal Electronics Inc.	4,988,021	4,480
Taishin Financial Holdings	5,338,212	4,363

52

	Shares	Market Value^ (000)
Hau Nan Financial
Holdings Co., Ltd.	5,389,687	$ 4,227
Taiwan Cellular Corp.	3,886,360	3,886
*Chang Hwa Commercial Bank	6,258,094	3,728
Chi Mei Optoelectronics Corp.	3,471,128	3,637
*Advanced Semiconductor
Engineering Inc.	5,142,141	3,540
SinoPac Holdings	5,845,338	3,325
Lite-On Technology Corp.	3,527,599	3,147
BENQ Corp.	3,332,564	3,133
Shin Kong Financial
Holdings Co.	3,399,376	2,982
Delta Electronics Inc.	1,806,185	2,731
Far Eastern Textile Ltd.	3,737,237	2,495
*Chunghwa Picture Tubes, Ltd.	6,317,229	2,326
Siliconware Precision
Industries Co.	3,049,530	2,310
*Winbond Electronics Corp.	6,381,000	2,302
International Bank of Taipei	3,274,583	2,255
Pou Chen Corp.	2,662,456	2,176
*Walsin Lihwa Corp.	4,100,000	2,111
CMC Magnetics Corp.	4,713,700	2,103
Uni-President Enterprises Co.	4,359,590	2,010
*Tatung Co., Ltd.	5,960,000	1,998
E.Sun Financial
Holding Co., Ltd.	2,897,653	1,978
*Quanta Display Inc.	3,982,000	1,943
*Macronix International Co., Ltd.	8,871,700	1,806
Yang Ming Marine Transport	2,071,985	1,793
President Chain Store Corp.	1,088,985	1,630
Synnex Technology
International Corp.	1,076,768	1,544
Yulon Motor Co., Ltd.	1,348,255	1,518
Fu Sheng Industrial Co., Ltd.	1,012,200	1,470
Taiwan Cement Corp.	2,548,895	1,381
Ritek Corp.	3,881,194	1,377
*Yageo Corp.	3,946,520	1,311
Cheng Shin Rubber
Industry Co., Ltd.	1,083,693	1,288
Evergreen Marine Corp.	1,449,384	1,250
China Motor Co., Ltd.	1,071,826	1,235
Wan Hai Lines Ltd.	1,272,368	1,223
Asia Cement Corp.	2,142,780	1,271
Inventec Co., Ltd.	2,498,821	1,152
Zyxel Communications Corp.	558,900	1,113
Ya Hsin Industrial Co., Ltd.	1,228,291	1,081
Realtek Semiconductor Corp.	1,059,423	1,056
Gigabyte Technology Co., Ltd.	918,120	1,039
Optimax Technology Corp.	518,426	1,024
Asia Optical Co., Inc.	208,524	993
*Via Technologies Inc.	1,720,046	989
D-Link Corp.	866,740	973
Polaris Securities Co., Ltd.	1,876,467	$ 961
Yuen Foong Yu Paper
Manufacturing Co., Ltd.	2,050,520	958
Largan Precision Co., Ltd.	157,740	926
Yieh Phui Enterprise	1,397,000	891
Teco Electric &
Machinery Co., Ltd	3,019,000	890
Advantech Co., Ltd.	411,122	880
Oriental Union Chemical Corp.	827,908	828
Cathay Construction Corp.	1,594,779	802
Taiwan Glass Industrial Corp.	895,549	788
*EVA Airways Corp.	1,898,868	753
Kinpo Electronics, Inc.	1,756,745	694
Phoenixtec Power Co., Ltd.	695,430	672
China Airlines	1,252,932	664
Micro-Star International Co., Ltd.	950,995	649
Nien Made Enterprise Co., Ltd.	437,760	625
Taiwan Styrene Monomer Corp.	871,800	605
Giant Manufacturing Co., Ltd.	411,270	598
Formosa Taffeta Co., Ltd.	1,306,899	558
Taiwan Secom Corp., Ltd.	501,248	534
Premier Image Technology Corp.	725,025	530
Prodisc Technology Inc.	1,326,185	528
Systex Corp.	1,536,801	515
Nien Hsing Textile Co. Ltd.	580,000	500
Shihlin Electric &
Engineering Corp.	788,000	481
*Compeq Manufacturing Co., Ltd.	1,521,750	467
*Accton Technology Corp.	1,103,116	454
Eternal Chemical Co., Ltd.	727,100	435
*Arima Computer Corp.	1,517,100	416
Continental Engineering Corp.	930,501	394
Sampo Corp.	1,911,000	392
*BES Engineering Corp.	2,396,457	369
Wus Printed Circuit Co., Ltd.	760,382	323
Elitegroup Computer
Systerm Co., Ltd.	704,445	313
*Picvue Electronics, Ltd.	1,324,150	238

		326,210

Thailand (2.8%)
PTT Public Co., Ltd. (Foreign)	2,691,500	11,142
*Bangkok Bank PLC (Foreign)	3,002,134	7,018
PTT Exploration &
Production PLC (Foreign)	852,836	6,604
Advanced Information
Services Co. Ltd. (Foreign)	2,876,840	6,550
Siam Cement PLC (Foreign)	970,640	6,051
*Kasikornbank Public Co.,
Ltd. (Foreign)	3,681,300	4,213
Shin Corp. Public Co.
Ltd. (Foreign)	3,363,800	2,969

53

Emerging Markets Stock Index Fund	Shares	Market Value^ (000)
Siam Commercial Bank
PLC (Foreign)	2,183,491	$ 2,286
Siam Cement PLC (Local)	384,290	2,152
Thai Airways International
Public Co. Ltd.	1,639,000	1,936
Krung Thai Bank Public Co. Ltd.	9,405,300	1,901
Land and Houses
Public Co. Ltd. (Foreign)	7,535,800	1,835
*Airports of Thailand Public Co.
Ltd. (Foreign)	1,408,200	1,586
Siam Commercial Bank Cvt. Pfd.	1,307,244	1,433
Banpu PLC (Foreign)	398,600	1,417
*Bangkok Bank PLC (Local)	554,744	1,263
*Sahaviriya Steel
Industries (Foreign)	1,781,900	1,150
BEC World Public Co.
Ltd. (Foreign)	2,848,430	1,089
Siam City Cement PLC (Foreign)	215,606	1,071
*Thai Olefins Public Co. Ltd.	650,600	1,030
Ratchaburi Electricity
Generating Holding
Public Co. Ltd. (Foreign)	952,000	858
Hana Microelectronics
Public Co. Ltd. (Foreign)	1,833,000	853
TISCO Finance PCL (Foreign)	1,376,900	758
*Kasikornbank Public Co., Ltd.	629,700	702
Land and Houses Public Co. Ltd.	3,165,100	694
Italian-Thai Development
Public Co. Ltd. (Foreign)	3,675,500	694
Charoen Pokphand
Foods Public Co.,
Ltd. (Foreign)	7,812,212	666
*Bangkok Bank Public Co. Ltd.	291,200	663
Bangkok Expressway
PLC (Foreign)	1,181,800	650
National Finance &
Securities PLC (Foreign)	2,241,130	639
National Petrochemical
PLC (Foreign)	236,316	587
*True Corp. PCL (Foreign)	3,852,100	577
Thai Union Frozen Products
Public Co., Ltd. (Foreign)	868,500	566
Electricity Generating
Public Co. Ltd. (Local)	328,400	528
Delta Electronics (Thailand)
Public Co. Ltd. (Foreign)	1,056,950	432
Kiatnakin Finance Public Co.
Ltd. (Foreign)	593,100	412
C.P. 7-Eleven Public Co. Ltd.	309,200	407
Kim Eng Securities
Thailand Public Co. Ltd.	378,400	304
GMM Grammy Public Co.
Ltd. (Foreign)	712,800	$ 276
*ITV Public Co., Ltd. (Foreign)	711,100	258
Siam Makro Public Co. (Foreign)	223,900	243
Siam Cement PLC Non-Voting
Depository Receipts	42,200	236
*United Broadcasting Corp.
PLC (Foreign)	505,296	230
Sino Thai Engineering &
Construction Public Co.,
Ltd. (Foreign)	1,311,800	227
Electricity Generating
PLC (Foreign)	59,348	95
Ptt Public Co., Ltd.	17,200	71
Banpu Public Co., Ltd.
Non-Voting Depositary Receipts	19,600	70
Thai Union Frozen Products
Public Co., Ltd. Non-Voting
Depositary Receipts	80,800	49
Electricity Generating PCL
Non-Voting
Depositary Receipts	30,600	49
Land and Houses Public Co. Ltd.
Non-Voting
Depositary Receipts	199,000	44
*Kasikornbank Public Co., Ltd.
Non-Voting
Depositary Receipts	38,600	43
True Corp. Public Co. Ltd.
Warrants Exp. 4/3/2010	1,020,789	—

		77,577

Turkey (1.9%)
Akbank T.A.S.	1,698,687,573	7,661
Turkiye Is Bankasi A.S.
C Shares	1,583,637,811	6,551
Turkcell Iletisim
Hizmetleri A.S.	662,159,076	4,064
*Turkiye Garanti
Bankasi A.S.	1,345,785,383	3,596
Eregli Demir ve Celik
Fabrikalari A.S.	789,278,239	3,131
KOC Holding A.S.	511,062,263	3,102
Anadolu Efes Biracilik ve
Malt Sanayii A.S.	181,360,436	2,866
Haci Omer Sabanci
Holding A.S.	765,395,058	2,777
Tupras-Turkiye Petrol
Rafinerileri A.S.	283,589,316	2,616
*Yapi ve Kredi Bankasi A.S.	1,095,427,398	2,466
*Arcelik A.S.	264,592,080	1,606
*Dogan Sirketler
Grubu Holding A.S.	834,866,100	1,506

54

	Shares	Market Value^ (000)
Ford Otomotiv Sanayi A.S.	188,848,940	$ 1,498
Migros Turk A.S.	221,186,985	1,358
*Dogan Yayin Holding A.S.	332,617,054	1,184
Turk Sise ve Cam
Fabrikalari A.S.	469,964,368	1,147
*Vestel Elektronik
Sanayi ve Ticaret A.S.	257,550,507	987
Hurriyet Azteccilik ve
Matbaacillik A.S.	479,265,939	949
*Tofas Turk Otomobil
Fabrikasi A.S.	353,583,256	858
Trakya Cam Sanayii A.S.	269,651,624	673
Aksigorta A.S.	172,289,051	552
Cimsa Cemento
Sanayi ve Ticaret A.S.	171,021,588	503
Aygaz A.S.	207,955,359	471
*Alarko Holdings A.S.	16,775,852	412
*Tansas Perakende
Magazacilik Ticaret A.S.	351,819,696	396
*Is Gayrimenkul
Yatirim Ortakligi A.S.	259,743,075	395
*Aksa Akrilik
Kimya Sanayii A.S.	33,489,472	332
Akcansa Cimento A.S.	99,581,107	294
*Ak Enerji Elektrik
Uretimi Otoproduktor
Gruba A.S.	52,853,443	224
*Adana Cimento Sanayii T.A.S.	45,612,370	204
*Nortel Networks Netas
Telekomunikasyon A.S.	6,657,324	147

		54,526

TOTAL COMMON STOCKS
(Cost $2,317,978)		2,793,870

TEMPORARY CASH INVESTMENTS (0.1%)

Vanguard Market Liquidity Fund,
1.77	546,257	546
Vanguard Market Liquidity Fund,
1.77%**—Note F	3,096,000	3,096

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,642)		3,642

TOTAL INVESTMENTS (99.9%)
(Cost $2,321,620)		2,797,512

Market Value^ (000)
OTHER ASSETS AND LIABILITIES (0.1%)

Other Assets--Note B	$ 11,300
Liabilities--Note F	(7,614)

3,686

NET ASSETS (100%)	$ 2,801,198

^	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR--American Depositary Receipt.
GDR--Global Depository Receipt.
ILS--Israeli Shekel.

Amount (000)
AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 2,472,224
Undistributed Net Investment Income	54,037
Accumulated Net Realized Losses	(200,988)
Unrealized Appreciation
Investment Securities	475,892
Foreign Currencies	33

NET ASSETS	$ 2,801,198

Investor Shares—Net Assets
Applicable to 198,530,571 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 2,556,329

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$ 12.88

Institutional Shares—Net Assets
Applicable to 18,985,349 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$ 244,869

NET ASSET VALUE PER SHARE—
INSTITUTIONAL SHARES	$ 12.90

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

55

Total International Stock Index Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100.0%)

International Stock Funds (100.0%)
Vanguard European Stock Index Fund Investor Shares	191,027,594	$ 4,540,726
Vanguard Pacific Stock Index Fund Investor Shares	230,198,595	1,986,614
Vanguard Emerging Markets Stock Index Fund Investor Shares	61,073,693	786,629
Money Market Fund
Vanguard Market Liquidity Fund, 1.77%*	3,347,470	3,347

TOTAL INVESTMENT COMPANIES
(Cost $6,647,497)		7,317,316

OTHER ASSETS AND LIABILITIES

Other Assets		9,164
Liabilities		(9,840)

		(676)

NET ASSETS (100%)

Applicable to 637,111,690 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$ 7,316,640

NET ASSET VALUE PER SHARE		$ 11.48

^	See Note A in Notes to Financial Statements.
*	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$ 6,696,850	$ 10.51
Undistributed Net Investment Income	1,225	—
Accumulated Net Realized Losses	(51,254)	(.08)
Unrealized Appreciation	669,819	1.05

NET ASSETS	$ 7,316,640	$ 11.48

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

56

Developed Markets Index Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100.0%)

Vanguard European Stock Index Fund Investor Shares	30,359,276	$721,640
Vanguard Pacific Stock Index Fund Investor Shares	36,576,534	315,655

TOTAL INVESTMENT COMPANIES
(Cost $892,787)		1,037,295

OTHER ASSETS AND LIABILITIES

Other Assets		1,879
Liabilities		(1,547)

		332

NET ASSETS (100%)

Applicable to 123,152,190 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$1,037,627

NET ASSET VALUE PER SHARE		$8.43

^See Note A in Notes to Financial Statements.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$ 893,451	$7.26
Undistributed Net Investment Income	155	—
Accumulated Net Realized Losses	(487)	—
Unrealized Appreciation	144,508	1.17

NET ASSETS	$ 1,037,627	$8.43

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

57

Institutional Developed Markets Index Fund	Shares	Market Value^ (000)
INVESTMENT COMPANIES (100.0%)

Vanguard European Stock Index Fund Institutional Shares	26,614,772	$633,698
Vanguard Pacific Stock Index Fund Institutional Shares	32,060,458	277,002

TOTAL INVESTMENT COMPANIES
(Cost $785,193)		910,700

OTHER ASSETS AND LIABILITIES

Other Assets		1,053
Liabilities		(980)

		73

NET ASSETS (100%)

Applicable to 109,039,694 outstanding $.001 par value shares of beneficial interest
(unlimited authorization)		$910,773

NET ASSET VALUE PER SHARE		$8.35

^See Note A in Notes to Financial Statements.

AT OCTOBER 31, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$794,978	$7.29
Undistributed Net Investment Income	130	—
Accumulated Net Realized Losses	(9,842)	(.09)
Unrealized Appreciation	125,507	1.15

NET ASSETS	$910,773	$8.35

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

58

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds’ Income Distributions Received from the other funds’ net income have been reduced by their share of the other funds’ expenses. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	European Stock Index Fund	Pacific Stock Index Fund	Emerging Markets Stock Index Fund
	Year Ended October 31, 2004
	(000)	(000)	(000)

INVESTMENT INCOME
Income
Dividends*	$ 230,958	$ 70,459	$ 69,785
Interest	302	287	132
Security Lending	9,121	1,263	15

Total Income	240,381	72,009	69,932

Expenses
The Vanguard Group—Note B
Investment Advisory Services	121	121	121
Management and Administrative—Investor Shares	14,030	7,795	5,018
Management and Administrative—Admiral Shares	666	483	—
Management and Administrative—Institutional Shares	418	546	167
Marketing and Distribution—Investor Shares	948	430	290
Marketing and Distribution—Admiral Shares	62	34	—
Marketing and Distribution—Institutional Shares	146	91	34
Custodian Fees	4,084	1,957	5,412
Auditing Fees	26	26	26
Shareholders' Reports—Investor Shares	15	133	16
Shareholders' Reports—Admiral Shares	—	1	—
Shareholders' Reports—Institutional Shares	—	—	—
Trustees' Fees and Expenses	8	4	3

Total Expenses	20,524	11,621	11,087

NET INVESTMENT INCOME	219,857	60,388	58,845

REALIZED NET GAIN (LOSS)
Investment Securities Sold	23,420	790	(27,483)
Futures Contracts	1,603	4,298	—
Foreign Currencies and Forward Currency Contracts	2,682	3,449	(848)
Swap Contracts	—	—	4,935

REALIZED NET GAIN (LOSS)	27,705	8,537	(23,396)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	1,270,324	312,088	319,273
Futures Contracts	110	(716)	—
Foreign Currencies and Forward Currency Contracts	430	(1,080)	26
Swap Contracts	—	—	(6,131)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	1,270,864	310,292	313,168

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,518,426	$ 379,217	$ 348,617

*Dividends are net of foreign withholding taxes of $10,522,000, $2,990,000, and $8,473,000, respectively.

59

STATEMENT OF OPERATIONS (CONTINUED)

	Total International Stock Index Fund	Developed Markets Index Fund	Institutional Developed Markets Index Fund
	Year Ended October 31, 2004
	(000)	(000)	(000)

INVESTMENT INCOME
Income
Income Distributions Received	$ 93,582	$ 13,011	$ 13,041
Interest	78	33	16

NET INVESTMENT INCOME—Note C	93,660	13,044	13,057

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	—	—	—
Investment Securities Sold	—	(487)	243

REALIZED NET GAIN (LOSS)	—	(487)	243

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	874,088	121,468	107,789

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$967,748	$ 134,025	$121,089

60

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	European Stock Index Fund		Pacific Stock Index Fund
	Year Ended October 31,
	2004 (000)	2003 (000)	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 219,857	$ 145,899	$ 60,388	$ 30,033
Realized Net Gain (Loss)	27,705	(43,021)	8,537	(5,878)
Change in Unrealized Appreciation (Depreciation)	1,270,864	1,114,572	310,292	620,071

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,518,426	1,217,450	379,217	644,226

Distributions
Net Investment Income
Investor Shares	(127,094)	(95,319)	(31,868)	(15,919)
Admiral Shares	(10,988)	(8,302)	(3,066)	(1,318)
Institutional Shares	(16,890)	(10,645)	(5,399)	(2,312)
Realized Capital Gain
Investor Shares	—	—	—	—
Admiral Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total Distributions	(154,972)	(114,266)	(40,333)	(19,549)

Capital Share Transactions—Note G
Investor Shares	1,430,974	553,578	932,530	363,714
Admiral Shares	89,346	34,274	88,148	50,971
Institutional Shares	202,001	227,705	348,434	172,230

Net Increase (Decrease) from
Capital Share Transactions	1,722,321	815,557	1,369,112	586,915

Total Increase (Decrease)	3,085,775	1,918,741	1,707,996	1,211,592

Net Assets
Beginning of Period	6,434,610	4,515,869	2,831,406	1,619,814

End of Period	$ 9,520,385	$ 6,434,610	$ 4,539,402	$ 2,831,406

61

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Emerging Markets Stock Index Fund
	Year Ended October 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 58,845	$ 26,515
Realized Net Gain (Loss)	(23,396)	(11,244)
Change in Unrealized Appreciation (Depreciation)	313,168	497,995

Net Increase (Decrease) in Net Assets Resulting from Operations	348,617	513,266

Distributions
Net Investment Income
Investor Shares	(26,359)	(14,099)
Institutional Shares	(2,743)	(1,409)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—

Total Distributions	(29,102)	(15,508)

Capital Share Transactions—Note G
Investor Shares	675,243	290,807
Institutional Shares	80,812	19,521

Net Increase (Decrease) from Capital Share Transactions	756,055	310,328

Total Increase (Decrease)	1,075,570	808,086

Net Assets
Beginning of Period	1,725,628	917,542

End of Period	$ 2,801,198	$ 1,725,628

	Total International Stock Index Fund
	Year Ended October 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 93,660	$ 59,797
Realized Net Gain (Loss)	—	—
Change in Unrealized Appreciation (Depreciation)	874,088	894,167

Net Increase (Decrease) in Net Assets Resulting from Operations	967,748	953,964

Distributions
Net Investment Income	(92,959)	(59,624)
Realized Capital Gain	—	—

Total Distributions	(92,959)	(59,624)

Net Increase (Decrease) from Capital Share Transactions—Note G	1,903,374	760,538

Total Increase (Decrease)	2,778,163	1,654,878

Net Assets
Beginning of Period	4,538,477	2,883,599

End of Period	$ 7,316,640	$ 4,538,477

62

	Developed Markets Index Fund		Institutional Developed Markets Index Fund
	Year Ended October 31,
	2004 (000)	2003 (000)	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 13,044	$ 6,567	$ 13,057	$ 8,163
Realized Net Gain (Loss)	(487)	—	243	(10,096)
Change in Unrealized Appreciation (Depreciation)	121,468	112,094	107,789	120,043

Net Increase (Decrease) in Net Assets
Resulting from Operations	134,025	118,661	121,089	118,110

Distributions
Net Investment Income	(12,972)	(6,494)	(12,987)	(8,134)
Realized Capital Gain	—	—	—	—

Total Distributions	(12,972)	(6,494)	(12,987)	(8,134)

Net Increase (Decrease) from
Capital Share Transactions—Note G	319,646	176,561	235,905	195,677

Total Increase (Decrease)	440,699	288,728	344,007	305,653

Net Assets
Beginning of Period	596,928	308,200	566,766	261,113

End of Period	$ 1,037,627	$ 596,928	$ 910,773	$ 566,766

63

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. The table also presents the fund’s Total Return and shows net investment income and expenses as percentages of average net assets. The Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds’ expense ratios are zero because they pay no direct expenses; these funds’ share of the expenses of the other funds in which they invest reduces the income received from them. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

European Stock Index Fund Investor Shares

For a Share Outstanding	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$19.93	$16.44	$19.50	$25.99	$28.82	$25.28

Investment Operations
Net Investment Income	.54	.44	.39	.37	.335	.50
Net Realized and Unrealized Gain (Loss)
on Investments	3.76	3.45	(3.01)	(6.85)	(2.692)	3.69

Total from Investment Operations	4.30	3.89	(2.62)	(6.48)	(2.357)	4.19

Distributions
Dividends from Net Investment Income	(.46)	(.40)	(.44)	(.01)	(.423)	(.50)
Distributions from Realized Capital Gains	—	—	—	—	(.050)	(.15)

Total Distributions	(.46)	(.40)	(.44)	(.01)	(.473)	(.65)

Net Asset Value, End of Period	$23.77	$19.93	$16.44	$19.50	$25.99	$28.82

Total Return**	21.89%	24.27%	-13.81%	-24.94%	-8.18%	16.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,904	$5,339	$3,870	$4,165	$5,611	$6,106
Ratio of Total Expenses to
Average Net Assets	0.27%	0.32%	0.33%	0.30%†	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.76%	2.24%	2.08%†	1.64%	1.99%
Portfolio Turnover Rate	5%	6%	15%	3%	8%	7%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
†	Annualized.

64

European Stock Index Fund Admiral Shares

	Year Ended October 31,			Aug.13* to Oct. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001**

Net Asset Value, Beginning of Period	$46.82	$38.61	$45.77	$50.00

Investment Operations
Net Investment Income	1.308	1.070	.96	.12
Net Realized and Unrealized Gain (Loss) on Investments	8.830	8.115	(7.08)	(4.35)

Total from Investment Operations	10.138	9.185	(6.12)	(4.23)

Distributions
Dividends from Net Investment Income	(1.118)	(.975)	(1.04)	. —
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(1.118)	(.975)	(1.04)	. —

Net Asset Value, End of Period	$55.84	$46.82	$38.61	$45.77

Total Return†	21.98%	24.42%	-13.74%	-8.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$628	$447	$335	$261
Ratio of Total Expenses to Average Net Assets	0.18%	0.23%	0.23%	0.25%††
Ratio of Net Investment Income to Average Net Assets	2.76%	2.84%	2.41%	0.70%††
Portfolio Turnover Rate	5%	6%	15%	3%

*	Inception.
**	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Annualized.

65

FINANCIAL HIGHLIGHTS (CONTINUED)

European Stock Index Fund Institutional Shares

	Year Ended October 31,			Jan.1 to Oct. 31,	May15** to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$19.96	$16.46	$19.52	$25.99	$27.22

Investment Operations
Net Investment Income	.57	.471	.414	.390	.172
Net Realized and Unrealized Gain (Loss) on Investments	3.76	3.454	(3.015)	(6.848)	(.965)

Total from Investment Operations	4.33	3.925	(2.601)	(6.458)	(.793)

Distributions
Dividends from Net Investment Income	(.49)	(.425)	(.459)	(.012)	(.437)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.49)	(.425)	(.459)	(.012)	(.437)

Net Asset Value, End of Period	$23.80	$19.96	$16.46	$19.52	$25.99

Total Return†	22.03%	24.49%	-13.71%	-24.85%	-2.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$988	$649	$311	$248	$284
Ratio of Total Expenses to Average Net Assets	0.12%	0.17%	0.18%	0.20%††	0.20%††
Ratio of Net Investment Income to Average Net Assets	2.77%	2.96%	2.46%	2.13%††	1.19%††
Portfolio Turnover Rate	5%	6%	15%	3%	8%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Annualized.

66

Pacific Stock Index Fund Investor Shares

For a Share Outstanding	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$7.80	$5.90	$6.79	$8.95	$12.22	$7.84

Investment Operations
Net Investment Income	.121	.082	.065	.07	.077	.08
Net Realized and Unrealized Gain (Loss)
on Investments	.814	1.885	(.923)	(2.23)	(3.222)	4.39

Total from Investment Operations	.935	1.967	(.858)	(2.16)	(3.145)	4.47

Distributions
Dividends from Net Investment Income	(.105)	(.067)	(.032)	—	(.125)	(.09)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.105)	(.067)	(.032)—	(.125)	(.09)

Net Asset Value, End of Period	$8.63	$7.80	$5.90	$6.79	$8.95	$12.22

Total Return**	12.15%	33.75%	-12.67%	-24.13%	-25.74%	57.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,471	$2,265	$1,386	$1,389	$1,823	$2,526
Ratio of Total Expenses to
Average Net Assets	0.34%	0.39%	0.40%	0.37%†	0.38%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.57%	1.49%	1.04%	1.06%†	0.68%	0.95%
Portfolio Turnover Rate	3%	3%	20%	2%	6%	6%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
†	Annualized.

67

FINANCIAL HIGHLIGHTS (CONTINUED)

Pacific Stock Index Fund Admiral Shares

	Year Ended October 31,			Aug.13* to Oct. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001**

Net Asset Value, Beginning of Period	$51.05	$38.63	$44.40	$50.00

Investment Operations
Net Investment Income	.835	.575	.461	.20
Net Realized and Unrealized Gain (Loss) on Investments	5.318	12.318	(6.016)	(5.80)

Total from Investment Operations	6.153	12.893	(5.555)	(5.60)

Distributions
Dividends from Net Investment Income	(.733)	(.473)	(.215)	—
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.733)	(.473)	(.215)	—

Net Asset Value, End of Period	$56.47	$51.05	$38.63	$44.40

Total Return†	12.23%	33.82%	-12.55%	-11.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$314	$198	$102	$80
Ratio of Total Expenses to Average Net Assets	0.25%	0.30%	0.30%	0.32%††
Ratio of Net Investment Income to Average Net Assets	1.69%	1.59%	1.16%	2.05%††
Portfolio Turnover Rate	3%	3%	20%	2%

*	Inception.
**	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Annualized.

68

Pacific Stock Index Fund Institutional Shares

	Year Ended October 31,			Jan.1 to Oct. 31,	May 15** to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$7.81	$5.91	$6.79	$8.95	$11.10

Investment Operations
Net Investment Income	.134	.090	.081	.08	.052
Net Realized and Unrealized Gain (Loss) on Investments	.814	1.885	(.923)	(2.24)	(2.071)

Total from Investment Operations	.948	1.975	(.842)	(2.16)	(2.019)

Distributions
Dividends from Net Investment Income	(.118)	(.075)	(.038)	—	(.131)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.118)	(.075)	(.038)	—	(.131)

Net Asset Value, End of Period	$8.64	$7.81	$5.91	$6.79	$8.95

Total Return†	12.32%	33.88%	-12.44%	-24.13%	-18.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$754	$369	$131	$90	$102
Ratio of Total Expenses to Average Net Assets	0.17%	0.22%	0.25%	0.29%††	0.29%††
Ratio of Net Investment Income to Average Net Assets	1.76%	1.70%	1.20%	1.18%††	0.79%††
Portfolio Turnover Rate	3%	3%	20%	2%	6%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	Annualized.

69

FINANCIAL HIGHLIGHTS (CONTINUED)

Emerging Markets Stock Index Fund Investor Shares

For a Share Outstanding	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$11.04	$7.48	$7.28	$8.84	$12.50	$7.91

Investment Operations
Net Investment Income	.263	.170	.15	.19	.141	.24
Net Realized and Unrealized Gain (Loss)
on Investments	1.749	3.512	.25(1.74)	(3.583)	4.62

Total from Investment Operations	2.012	3.682	.40	(1.55)	(3.442)	4.86

Distributions
Dividends from Net Investment Income	(.172)	(.122)	(.20)	(.01)	(.218)	(.27)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.172)	(.122)	(.20)	(.01)	(.218)	(.27)

Net Asset Value, End of Period	$12.88	$11.04	$7.48	$7.28	$8.84	$12.50

Total Return**	18.43%	49.88%	5.27%	-17.55%	-27.56%	61.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,556	$1,589	$841	$770	$913	$1,138
Ratio of Total Expenses to
Average Net Assets	0.48%	0.53%	0.57%	0.60%†	0.59%	0.58
Ratio of Net Investment Income to
Average Net Assets	2.44%	2.26%	1.67%	2.69%†	1.51%	2.55
Portfolio Turnover Rate	11%	16%	65%	23%	40%	22%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Total returns do not reflect the 0.5% transaction fee on purchases (1.0% prior to April 1, 2000); the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; the 0.5% fee on all other redemptions (1.0% prior to April 1, 2000); or the $10 annual account maintenance fee applied on balances under $10,000.
†	Annualized.

70

Emerging Markets Stock Index Fund Institutional Shares

	Year Ended October 31,			Jan. 1 to Oct. 31,	June 22** to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$11.05	$7.49	$7.29	$8.84	$11.16
Investment Operations
Net Investment Income	.287	.183	.165	.200	.021
Net Realized and Unrealized Gain (Loss) on Investments	1.749	3.512	.246	(1.739)	(2.126)

Total from Investment Operations	2.036	3.695	.411	(1.539)	(2.105)

Distributions
Dividends from Net Investment Income	(.186)	(.135)	(.211)	(.011)	(.215)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.186)	(.135)	(.211)	(.011)	(.215)

Net Asset Value, End of Period	$12.90	$11.05	$7.49	$7.29	$8.84

Total Return†	18.64%	50.06%	5.40%	-17.42%	-18.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$245	$137	$76	$65	$19
Ratio of Total Expenses to Average Net Assets	0.33%	0.38%	0.41%	0.45%††	0.45%††
Ratio of Net Investment Income to Average Net Assets	2.61%	2.41%	1.85%	2.75%††	1.34%††
Portfolio Turnover Rate	11%	16%	65%	23%	40%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 0.5% transaction fee on purchases; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the 0.5% fee on all other redemptions.
††	Annualized.

71

FINANCIAL HIGHLIGHTS (CONTINUED)

Total International Stock Index Fund

For a Share Outstanding	Year Ended October 31,			Jan.1 to Oct. 31,	Year Ended December 31,
Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$9.84	$7.79	$8.99	$11.83	$14.31	$11.19

Investment Operations
Net Investment Income	.19	.157	.165	—	.20	.21
Capital Gain Distributions Received	—	—	—	—	.01	.04
Net Realized and Unrealized Gain (Loss)
on Investments	1.64	2.050	(1.200)	(2.84)	(2.44)	3.09

Total from Investment Operations	1.83	2.207	(1.035)	(2.84)	(2.23)	3.34

Distributions
Dividends from Net Investment Income	(.19)	(.157)	(.165)	—	(.20)	(.21)
Distributions from Realized Capital Gains	—	—	—	—	(.05)	(.01)

Total Distributions	(.19)	(.157)	(.165)	—	(.25)	(.22)

Net Asset Value, End of Period	$11.48	$9.84	$7.79	$8.99	$11.83	$14.31

Total Return**	18.80%	28.94%	-11.80%	-24.01%	-15.61%	29.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,317	$4,538	$2,884	$2,732	$2,920	$2,570
Ratio of Total Expenses to
Average Net Assets—Note C	0%†	0%	0%	0%	0%	0%
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.75%	1.70%	0.05%††	1.68%	2.04%
Portfolio Turnover Rate	3%	2%	5%	2%	3%	1%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Total returns do not reflect the 0.5% transaction fee on purchases through March 31, 2000; the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months; or the $10 annual account maintenance fee applied on balances under $10,000.
†	The average weighted annualized expense ratio of the underlying funds was 0.31%.
††	Annualized.

72

Developed Markets Index Fund

	Year Ended October 31,			Jan. 1 to Oct. 31,	May 8** to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$7.22	$5.80	$6.83	$9.07	$10.00

Investment Operations
Net Investment Income	.143	.116	.12	—	.15
Capital Gain Distributions Received	—	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	1.210	1.420	(1.03)	(2.24)	(.93)
Total from Investment Operations	1.353	1.536	(.91)	(2.24)	(.78)

Distributions
Dividends from Net Investment Income	(.143)	(.116)	(.12)	—	(.15)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.143)	(.116)	(.12)	—	(.15)

Net Asset Value, End of Period	$8.43	$7.22	$5.80	$6.83	$9.07

Total Return†	18.94%	27.06%	-13.61%	-24.70%	-7.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,038	$597	$308	$145	$99
Ratio of Total Expenses to Average Net Assets—Note C	0%††	0%	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.48%	1.30%	0.04%††	1.66%††
Portfolio Turnover Rate	4%	7%	5%	9%	8%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the $10 annual account maintenance fee applied on balances under $10,000.
††	The average weighted annualized expense ratio of the underlying funds was 0.29%.
‡	Annualized.

73

FINANCIAL HIGHLIGHTS (CONTINUED)

Institutional Developed Markets Index Fund

	Year Ended October 31,			Jan.1 to Oct. 31,	June1** to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000

Net Asset Value, Beginning of Period	$7.16	$5.76	$6.78	$9.01	$10.00

Investment Operations
Net Investment Income	.158	.126	.132	—	.15
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.190	1.400	(1.020)	(2.23)	(.99)

Total from Investment Operations	1.348	1.526	(.888)	(2.23)	(.84)

Distributions
Dividends from Net Investment Income	(.158)	(.126)	(.132)	—	(.15)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.158)	(.126)	(.132)	—	(.15)

Net Asset Value, End of Period	$8.35	$7.16	$5.76	$6.78	$9.01

Total Return†	19.05%	27.13%	-13.41%	-24.75%	-8.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$911	$567	$261	$206	$171
Ratio of Total Expenses to Average Net Assets—Note C	0%††	0%	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.80%	1.75%	0.05%††	1.74%††
Portfolio Turnover Rate	19%	11%	9%	3%	3%

*	The fund's fiscal year-end changed from December 31 to October 31, effective October 31, 2001.
**	Inception.
†	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
††	The average weighted annualized expense ratio of the underlying funds was 0.14%.
‡	Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

74

NOTES TO FINANCIAL STATEMENTS

Vanguard International Stock Index Funds comprise the European, Pacific, Emerging Markets, and Total International Stock Index Funds, the Developed Markets Index Fund, and the Institutional Developed Markets Index Fund, each of which is registered under the Investment Company Act of1940 as an open-end investment company, or mutual fund. The European, Pacific, and Emerging Markets Stock Index Funds each seek to match the performance of a distinct international market index by investing in common stocks. The Total International Stock Index Fund seeks to match the performance of its target index by investing in the European, Pacific, and Emerging Markets Stock Index Funds. The Developed Markets and Institutional Developed Markets Index Funds seek to match the performance of their target index by investing in the European and Pacific Stock Index Funds. The funds’ direct and indirect investments in foreign securities involve investment risks not normally associated with investing in securities of U.S. corporations. The European and Pacific Stock Index Funds each offer three classes of shares, Investor Shares, Admiral Shares, and Institutional Shares. The Emerging Markets Stock Index Fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Security Valuation: European, Pacific, and Emerging Markets Stock Index Funds: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the funds’ pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange on the valuation date. All funds: Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the funds’ fair value procedures, exchange rates may be adjusted if they change significantly before the funds’ pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

75

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3.	Futures and Forward Currency Contracts: The European Stock Index Fund uses MSCI Pan-Euro Index futures contracts, and the Pacific Stock Index Fund uses Topix Index futures contracts, to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The funds may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The funds may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

The European and Pacific Stock Index Funds also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The primary risk associated with the funds’ use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the funds under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.	Swap Contracts: The Emerging Markets Stock Index Fund has entered into equity swap contracts to earn the total return on selected stocks in the fund’s target index, when investing through a swap provides a return advantage over buying the individual stocks. Under the terms of each swap, the fund receives the total return (either receiving the increase or paying the decrease) on a reference stock, applied to a notional amount that is the value of a designated number of shares of the stock at the beginning of the swap. The fund agrees to pay the counterparty a floating rate that is reset periodically based on short-term interest rates, less a specified interest rate spread, applied to the notional amount. At the same time, the fund invests an amount equal to the notional amount of the swap in high-quality temporary cash investments. The primary risks associated with the swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that the fund will incur fees in the event it terminates a swap prior to the scheduled termination date.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

5.	Repurchase Agreements: Each fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement

76

requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

7.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8.	Security Lending: The funds may lend their securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The funds invest cash collateral received in Vanguard Market Liquidity Fund, and record a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

9.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes to the European, Pacific, and Emerging Markets Stock Index Funds at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

Index Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

European	$1,281	0.01%	1.28%
Pacific	617	0.01	0.62
Emerging Markets	385	0.01	0.38

The funds’ trustees and officers are also directors and officers of Vanguard.

C. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the Total International Stock, Developed Markets, and Institutional Developed Markets Index Funds. The service agreement provides that Vanguard will reimburse the funds’ expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the funds. Accordingly, all expenses incurred by the funds during the year ended October 31, 2004, were reimbursed by Vanguard.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2004, the European, Pacific, and Emerging Markets Stock Index Funds realized net foreign currency gains (losses) of $668,000, $885,000, and $(848,000), respectively, which permanently increased (decreased) distributable net income for tax purposes; accordingly such gains (losses) have been reclassified from accumulated net realized losses to undistributed net investment income.

Certain of the European, Pacific, and Emerging Markets Stock Index Funds’ investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2004, the European, Pacific, and Emerging Markets Stock Index Funds realized gains on sales of “passive foreign investment companies” of $6,000, $4,526,000, and $14,000, respectively, which have been included in current and prior periods’ taxable income; accordingly such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Unrealized appreciation on the European, Pacific, and Emerging Markets Stock Index Funds’ passive foreign investment company holdings at October 31, 2004, was $5,290,000, $20,680,000, and $1,049,000, respectively, including $1,970,000, $6,324,000, and $83,000, respectively, that has been distributed and is reflected in the balance of undistributed net investment income.

The Emerging Markets Stock Index Fund realized gains (losses) include realized gains on swaps of $928,000 and taxes paid on realized capital gains on Indian securities of $(146,000), which are treated as increases (decreases) to taxable income; accordingly these amounts have been reclassified from accumulated net realized losses to undistributed net investment income.

At October 31, 2004, the funds had the following tax-basis amounts available for distribution, and capital losses available to offset future net capital gains:

	Amount Available for Distribution		Capital Loss
Index Fund	Ordinary Income (000)	Long-Term Capital Gain (000)	Amount (000)	Expiration: Fiscal Years Ending October 31

European	$214,827	—	$346,862	2009-2011
Pacific	75,480	—	176,947	2006-2011
Emerging Markets	57,261	—	200,247	2006-2012
Total International	1,098	—	51,127	2009-2010
Developed Markets	155	—	—	—
Institutional Developed Markets	142	—	9,854	2011

78

At October 31, 2004, net unrealized appreciation of investment securities for tax purposes was:

	(000)
Index Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

European	$2,313,334	($506,048)	$1,807,286
Pacific	571,008	(443,272)	127,736
Emerging Markets	644,821	(170,719)	474,102
Total International	669,819	—	669,819
Developed Markets	144,021	—	144,021
Institutional Developed Markets	125,507	—	125,507

At October 31, 2004, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

		(000)
Index Fund/Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

European/
MSCI Pan-Euro Index, exp. 12/2004	1,420	$30,108	$53
Pacific/
Topix Index, exp. 12/2004	96	9,788	(562)

At October 31, 2004, the European and Pacific Stock Index Funds had open forward currency contracts to receive and deliver currencies as follows:

		(000)
		Contract Amount				Unrealized Appreciation
Index Fund/Contract Settlement Date		Receive		Deliver		(Depreciation)

European	12/22/2004	EUR	23,508	USD	29,901	$1,078
Pacific	12/15/2004	JPY	1,050,000	USD	9,913	287

EUR—Euro. JPY—Japanese Yen. USD—U.S. Dollars.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The European, Pacific, and Emerging Markets Stock Index Funds had net unrealized foreign currency gains of $171,000, $569,000, and $33,000, respectively, resulting from the translation of other assets and liabilities at October 31, 2004.

79

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

E. During the year ended October 31, 2004, purchases and sales of investment securities other than temporary cash investments were:

	(000)
Index Fund	Purchases	Sales

European	$2,223,807	$432,615
Pacific	1,514,229	109,098
Emerging Markets	1,074,066	263,413
Total International	2,092,494	190,029
Developed Markets	354,093	34,376
Institutional Developed Markets	372,426	136,873

F. The market value of securities on loan to broker/dealers at October 31, 2004, and collateral received with respect to such loans were:

	(000)
Index Fund	Market Value of Loaned Securities	Cash Collateral Received

European	$391,638	$425,171
Pacific	435,763	460,828
Emerging Markets	2,839	3,096

G. Capital share transactions for each class of shares were:

	Year Ended October 31, 2004		Year Ended October 31, 2003
Index Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

European
Investor Shares
Issued	$1,865,828	83,946	$919,668	53,722
Issued in Lieu of Cash Distributions	122,103	5,831	90,697	5,679
Redeemed*	(556,957)	(25,095)	(456,787)	(27,003)

Net Increase (Decrease)—Investor Shares	1,430,974	64,682	553,578	32,398

Admiral Shares
Issued	152,991	2,923	98,535	2,450
Issued in Lieu of Cash Distributions	8,521	173	6,400	171
Redeemed*	(72,166)	(1,385)	(70,661)	(1,768)

Net Increase (Decrease)—Admiral Shares	89,346	1,711	34,274	853

Institutional Shares
Issued	416,745	18,726	351,531	20,586
Issued in Lieu of Cash Distributions	15,587	744	10,145	635
Redeemed*	(230,331)	(10,473)	(133,971)	(7,589)

Net Increase (Decrease)—Institutional Shares	202,001	8,997	227,705	13,632

80

	Year Ended October 31, 2004		Year Ended October 31, 2003
Index Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Pacific
Investor Shares
Issued	$1,170,294	140,693	$529,652	81,854
Issued in Lieu of Cash Distributions	30,438	3,948	15,104	2,640
Redeemed**	(268,202)	(32,593)	(181,042)	(28,933)

Net Increase (Decrease)—Investor Shares	932,530	112,048	363,714	55,561

Admiral Shares
Issued	190,717	3,520	73,096	1,757
Issued in Lieu of Cash Distributions	2,258	45	1,055	28
Redeemed**	(104,827)	(1,871)	(23,180)	(567)

Net Increase (Decrease)—Admiral Shares	88,148	1,694	50,971	1,218

Institutional Shares
Issued	517,989	60,586	244,471	37,056
Issued in Lieu of Cash Distributions	5,334	692	2,099	367
Redeemed**	(174,889)	(21,295)	(74,340)	(12,425)

Net Increase (Decrease)—Institutional Shares	348,434	39,983	172,230	24,998

Emerging Markets
Investor Shares
Issued	$981,241	80,355	$399,952	44,002
Issued in Lieu of Cash Distributions	24,115	2,113	12,798	1,624
Redeemed†	(330,113)	(27,891)	(121,943)	(14,176)

Net Increase (Decrease)—Investor Shares	675,243	54,577	290,807	31,450

Institutional Shares
Issued	90,770	7,474	31,104	3,725
Issued in Lieu of Cash Distributions	1,796	157	1,016	129
Redeemed†	(11,754)	(1,007)	(12,599)	(1,658)

Net Increase (Decrease)—Institutional Shares	80,812	6,624	19,521	2,196

Total International
Issued	$2,620,184	241,951	$1,204,305	144,867
Issued in Lieu of Cash Distributions	85,442	8,208	54,512	7,211
Redeemed††	(802,252)	(74,110)	(498,279)	(61,379)

Net Increase (Decrease)	1,903,374	176,049	760,538	90,699

Developed Markets
Issued	$442,726	55,878	$272,248	45,434
Issued in Lieu of Cash Distributions	11,440	1,495	5,661	1,009
Redeemed‡	(134,520)	(16,873)	(101,348)	(16,899)

Net Increase (Decrease)	319,646	40,500	176,561	29,544

81

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Year Ended October 31, 2004		Year Ended October 31, 2003
Index Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Institutional Developed Markets
Issued	$373,929	47,772	$254,567	43,178
Issued in Lieu of Cash Distributions	7,931	1,048	3,270	589
Redeemed‡‡	(145,955)	(18,894)	(62,160)	(9,994)

Net Increase (Decrease)	235,905	29,926	195,677	33,773

*	European Stock Index Fund amounts are net of redemption fees of $282,000 and $24,000, respectively (fund totals).
**	Pacific Stock Index Fund amounts are net of redemption fees of $302,000 and $27,000, respectively (fund totals).
†	Emerging Markets Stock Index Fund amounts are net of redemption fees of $1,495,000 and $499,000, respectively (fund totals).
††	Total International Stock Index Fund collected redemption fees of $222,000 and $24,000, respectively, which were reallocated proportionately to the funds in which it invests.
‡	Developed Markets Index Fund collected redemption fees of $31,000 and $3,000, respectively, which were reallocated propotionately to the funds in which it invests.
‡‡	Institutional Developed Markets Index Fund collected redemption fees of $1,000 and $0, respectively, which were reallocated proportionately to the funds in which it invests.

82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard International Stock Index Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, Vanguard Emerging Markets Stock Index Fund, Vanguard Total International Stock Index Fund, Vanguard Developed Markets Index Fund and Vanguard Institutional Developed Markets Index Fund (separate portfolios of Vanguard International Stock Index Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodians and brokers, and confirmation of investments by agreement to the underlying ownership records of the Vanguard Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD INTERNATIONAL STOCK INDEX FUNDS

This information for the fiscal year ended October 31, 2004, is included pursuant to provisions of the Internal Revenue Code.

The European Stock Index, Pacific Stock Index, and Emerging Markets Stock Index Funds will pass through to shareholders foreign source income of $241,125,000, $73,298,000, and $77,736,000, respectively, and foreign taxes paid of $10,167,000, $2,820,000, and $7,951,000, respectively. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2004. Shareholders will receive more detailed information along with their Forms 1099-DIV in January 2005.

The European, Pacific, Emerging Markets, and Total International Stock Index Funds, the Developed Markets Index Fund, and the Institutional Developed Markets Index Fund distributed $119,887,000, $22,736,000, $18,908,000, $67,981,000, $9,533,000, and $8,952,000, respectively, of qualified dividend income to shareholders during the fiscal year.

83

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.	World Wide Web www.vanguard.com Fund Information 1-800-662-7447 Direct Investor Account Services 1-800-662-2739 Institutional Investor Services 1-800-523-1036 Text Telephone 1-800-952-3335
© 2004 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q720 122004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2004: $83,000
Fiscal Year Ended October 31, 2003: N/A

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended October 31, 2004: $1,685,500
Fiscal Year Ended October 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended October 31, 2004: $257,800
Fiscal Year Ended October 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended October 31, 2004: $0
Fiscal Year Ended October 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2004: $76,400
Fiscal Year Ended October 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	December 14, 2004

VANGUARD STAR FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	December 14, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.